UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 - December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

12.31.2022

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-ANN-1222x1223

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES D (WORLD EQUITY INCOME SERIES)	26
SERIES E (TOTAL RETURN BOND SERIES)	35
SERIES F (FLOATING RATE STRATEGIES SERIES)	57
SERIES J (STYLEPLUS—MID GROWTH SERIES)	72
SERIES N (MANAGED ASSET ALLOCATION SERIES)	82
SERIES O (ALL CAP VALUE SERIES)	91
SERIES P (HIGH YIELD SERIES)	101
SERIES Q (SMALL CAP VALUE SERIES)	116
SERIES V (SMID CAP VALUE SERIES)	125
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	135
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	145
SERIES Z (ALPHA OPPORTUNITY SERIES)	154
NOTES TO FINANCIAL STATEMENTS	172
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	197
OTHER INFORMATION	198
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	200
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	205

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2022

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“SI”, “GPIM”, or the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2022 (the “Reporting Period”).

In December 2022, Guggenheim Partners announced the untimely and unexpected death of Scott Minerd, one of Guggenheim’s Managing Partners and its Global Chief Investment Officer. He joined Guggenheim as a Managing Partner shortly after the firm was formed. He was a frequent commentator on markets and investments, both on television and via social media. He also was one of the designers of the organization, systems and processes that make Guggenheim Investments a strong, robust and scalable leader in the asset management business.

Guggenheim has implemented its succession plan, which is designed to deal with unexpected events. There has been and will continue to be no disruption of service to our clients, no change in the daily management of client portfolios and no change in the process of selecting investment assets, all of which continue to be handled by the longstanding committees and long-tenured investment professionals who, every day, implement our investment processes.

Guggenheim Investments continues to be led by its Co-Presidents, Dina DiLorenzo and David Rone, and by Anne B. Walsh, a Managing Partner and Chief Investment Officer of Guggenheim Partners Investment Management. Ms. Walsh will continue her current role leading the team managing client investments and will assume many of Mr. Minerd’s responsibilities on an interim basis.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

January 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2022

additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2022

respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2022

Helped by lower energy prices, real economic growth reaccelerated in the fourth quarter of 2022. Amid this continued strong growth, the Federal Reserve (the “Fed”) is explicitly targeting a weaker labor market, and several leading indicators point to rising unemployment by the middle of the year. Consumption also faces headwinds from dwindling excess savings buffers and a sharply negative wealth shock as financial asset and home prices fall. Business investment also appears to be weakening due to the sharp tightening in financial conditions and more challenging outlook for economic growth. The housing sector could subtract further from gross domestic product (“GDP”) as the spike in mortgage rates has adversely impacted demand.

Because private sector balance sheets are generally healthy in the aggregate and the economy lacks major imbalances, we do not expect a particularly deep recession. But the likelihood of a limited monetary and fiscal policy response means the economic recovery could be weak, and certain highly levered companies may suffer.

Moderation in goods prices as supply chains normalize should bring inflation lower over the next several months, and shelter inflation should roll over by mid-2023. Services inflation outside of shelter is the main concern for the Fed, but a softening labor market and cooling wage growth may keep this category contained. As a result, core inflation could fall below 3 percent by the end of the year.

The Fed’s continued rate hike campaign may cause the front end of the yield curve to remain elevated in the near term. But should the economic cycle roll over later this year, Treasury yields may see a significant decline. Weakening corporate earnings growth and an emerging recession would present downside risk to equity returns later in 2023 but, given corporate fundamentals remain solid, high quality fixed income and carefully selected high yield issuers should provide attractive returns.

For the Reporting Period, the S&P 500® Index* returned -18.11%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -14.45%. The return of the MSCI Emerging Markets Index* was -20.09%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -13.01% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned -11.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 1.47% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World (Net) Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2022

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2022 and ending December 31, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.97%	1.63%	$ 1,000.00	$ 1,016.30	$ 4.93
Series B (Large Cap Value Series)	0.77%	7.10%	1,000.00	1,071.00	4.02
Series D (World Equity Income Series)	0.87%	3.95%	1,000.00	1,039.50	4.47
Series E (Total Return Bond Series)	0.92%	(2.97%)	1,000.00	970.30	4.57
Series F (Floating Rate Strategies Series)	1.15%	4.37%	1,000.00	1,043.70	5.92
Series J (StylePlus—Mid Growth Series)	1.00%	5.73%	1,000.00	1,057.30	5.19
Series N (Managed Asset Allocation Series)	0.97%	1.01%	1,000.00	1,010.10	4.91
Series O (All Cap Value Series)	0.85%	7.41%	1,000.00	1,074.10	4.44
Series P (High Yield Series)	1.05%	3.44%	1,000.00	1,034.40	5.38
Series Q (Small Cap Value Series)	1.11%	8.72%	1,000.00	1,087.20	5.84
Series V (SMid Cap Value Series)	0.88%	8.84%	1,000.00	1,088.40	4.63
Series X (StylePlus—Small Growth Series)	1.03%	3.93%	1,000.00	1,039.30	5.29
Series Y (StylePlus—Large Growth Series)	0.94%	(1.75%)	1,000.00	982.50	4.70
Series Z (Alpha Opportunity Series)	1.98%	(1.22%)	1,000.00	987.80	9.92

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.97%	5.00%	$ 1,000.00	$ 1,020.32	$ 4.94
Series B (Large Cap Value Series)	0.77%	5.00%	1,000.00	1,021.32	3.92
Series D (World Equity Income Series)	0.87%	5.00%	1,000.00	1,020.82	4.43
Series E (Total Return Bond Series)	0.92%	5.00%	1,000.00	1,020.57	4.69
Series F (Floating Rate Strategies Series)	1.15%	5.00%	1,000.00	1,019.41	5.85
Series J (StylePlus—Mid Growth Series)	1.00%	5.00%	1,000.00	1,020.16	5.09
Series N (Managed Asset Allocation Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series O (All Cap Value Series)	0.85%	5.00%	1,000.00	1,020.92	4.33
Series P (High Yield Series)	1.05%	5.00%	1,000.00	1,019.91	5.35
Series Q (Small Cap Value Series)	1.11%	5.00%	1,000.00	1,019.61	5.65
Series V (SMid Cap Value Series)	0.88%	5.00%	1,000.00	1,020.77	4.48
Series X (StylePlus—Small Growth Series)	1.03%	5.00%	1,000.00	1,020.01	5.24
Series Y (StylePlus—Large Growth Series)	0.94%	5.00%	1,000.00	1,020.47	4.79
Series Z (Alpha Opportunity Series)	1.98%	5.00%	1,000.00	1,015.22	10.06

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	12/31/22
Series A (StylePlus—Large Core Series)	0.87%
Series B (Large Cap Value Series)	0.77%
Series D (World Equity Income Series)	0.86%
Series E (Total Return Bond Series)	0.76%
Series F (Floating Rate Strategies Series)	1.13%
Series J (StylePlus—Mid Growth Series)	0.91%
Series O (All Cap Value Series)	0.85%
Series P (High Yield Series)	1.05%
Series Q (Small Cap Value Series)	1.11%
Series V (SMid Cap Value Series)	0.88%
Series X (StylePlus—Small Growth Series)	1.03%
Series Y (StylePlus—Large Growth Series)	0.88%
Series Z (Alpha Opportunity Series)	1.98%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2022 to December 31, 2022.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series A (StylePlusTM—Large Core Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -20.67%, underperforming the S&P 500 Index (“Index”), the Fund’s benchmark, which returned -18.11% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the S&P 500 Index for the Reporting Period by 2.6% net of fees. During this Reporting Period, active equity and active fixed income contributed 0.2% and -0.8% to the Fund’s relative return differential, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund III	27.9%
Guggenheim Variable Insurance Strategy Fund III	27.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	13.2%
Guggenheim Strategy Fund II	10.8%
Microsoft Corp.	1.2%
Apple, Inc.	1.2%
Alphabet, Inc. — Class C	0.6%
Exxon Mobil Corp.	0.5%
Visa, Inc. — Class A	0.4%
Home Depot, Inc.	0.4%
Top Ten Total	83.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	(20.67%)	8.01%	11.89%
S&P 500 Index	(18.11%)	9.42%	12.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 19.8%

Technology - 5.2%
Microsoft Corp.	10,019	$2,402,757
Apple, Inc.	18,333	2,382,007
QUALCOMM, Inc.	4,079	448,445
Applied Materials, Inc.	3,884	378,224
Skyworks Solutions, Inc.	4,143	377,552
NXP Semiconductor N.V.	2,289	361,731
Microchip Technology, Inc.	5,113	359,188
Texas Instruments, Inc.	2,147	354,727
Hewlett Packard Enterprise Co.	21,387	341,337
International Business Machines Corp.	2,306	324,892
KLA Corp.	846	318,967
NetApp, Inc.	5,274	316,756
HP, Inc.	10,930	293,689
Broadcom, Inc.	498	278,447
Seagate Technology Holdings plc	4,868	256,105
Adobe, Inc.*	704	236,917
ON Semiconductor Corp.*	3,388	211,309
Qorvo, Inc.*	2,279	206,569
Micron Technology, Inc.	3,314	165,634
NVIDIA Corp.	984	143,802
Total Technology		10,159,055

Consumer, Non-cyclical - 4.6%
Philip Morris International, Inc.	5,778	584,792
Bristol-Myers Squibb Co.	7,681	552,648
Gilead Sciences, Inc.	6,165	529,265
Quest Diagnostics, Inc.	2,903	454,145
Hershey Co.	1,948	451,098
Pfizer, Inc.	8,702	445,891
Johnson & Johnson	2,473	436,856
Vertex Pharmaceuticals, Inc.*	1,490	430,282
Hologic, Inc.*	5,732	428,811
Incyte Corp.*	5,212	418,628
Altria Group, Inc.	9,113	416,555
Tyson Foods, Inc. — Class A	6,035	375,679
Organon & Co.	13,366	373,312
Amgen, Inc.	1,320	346,685
Merck & Company, Inc.	3,071	340,727
General Mills, Inc.	3,500	293,475
UnitedHealth Group, Inc.	538	285,237
Regeneron Pharmaceuticals, Inc.*	394	284,267
AbbVie, Inc.	1,710	276,353
United Rentals, Inc.*	718	255,192
FleetCor Technologies, Inc.*	1,316	241,723
Campbell Soup Co.	3,720	211,110
Eli Lilly & Co.	556	203,407
Procter & Gamble Co.	827	125,340
Coca-Cola Co.	1,937	123,212
PepsiCo, Inc.	671	121,223
Total Consumer, Non-cyclical		9,005,913

Industrial - 2.7%
Lockheed Martin Corp.	1,116	542,923
Emerson Electric Co.	4,997	480,012
3M Co.	3,937	472,125
General Dynamics Corp.	1,893	469,672
Otis Worldwide Corp.	5,708	446,993
Textron, Inc.	5,908	418,287
Snap-on, Inc.	1,759	401,914
Packaging Corporation of America	3,126	399,847
Sealed Air Corp.	7,939	395,997
Keysight Technologies, Inc.*	2,047	350,180
Masco Corp.	6,800	317,356
Allegion plc	2,562	269,676
Fortune Brands Innovations, Inc.	2,393	136,664
A O Smith Corp.	2,367	135,487
Masterbrand, Inc.*	2,393	18,067
Total Industrial		5,255,200

Consumer, Cyclical - 1.9%
Home Depot, Inc.	2,243	708,474
McDonald’s Corp.	2,404	633,526
Lowe’s Companies, Inc.	2,700	537,948
Yum! Brands, Inc.	3,545	454,044
PACCAR, Inc.	3,784	374,503
NVR, Inc.*	74	341,331
Cummins, Inc.	1,332	322,730
Tesla, Inc.*	1,302	160,380
Bath & Body Works, Inc.	3,337	140,621
Walmart, Inc.	796	112,865
Total Consumer, Cyclical		3,786,422

Energy - 1.7%
Exxon Mobil Corp.	8,900	981,670
Marathon Petroleum Corp.	4,137	481,506
Valero Energy Corp.	3,771	478,389
Occidental Petroleum Corp.	7,011	441,623
Kinder Morgan, Inc.	19,253	348,094
Phillips 66	2,730	284,138
Chevron Corp.	1,581	283,774
Total Energy		3,299,194

Communications - 1.6%
Alphabet, Inc. — Class C*	13,814	1,225,716
Cisco Systems, Inc.	13,380	637,423
Amazon.com, Inc.*	7,483	628,572
VeriSign, Inc.*	1,913	393,007
Meta Platforms, Inc. — Class A*	2,523	303,618
Total Communications		3,188,336

Financial - 1.3%
Visa, Inc. — Class A	3,448	716,356
Mastercard, Inc. — Class A	1,257	437,097
Goldman Sachs Group, Inc.	1,094	375,658
Berkshire Hathaway, Inc. — Class B*	1,152	355,853
JPMorgan Chase & Co.	2,560	343,296
Bank of New York Mellon Corp.	5,426	246,991
Prologis, Inc. REIT	1,126	126,934
Total Financial		2,602,185

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
Basic Materials - 0.6%
LyondellBasell Industries N.V. — Class A	4,432	$367,989
Dow, Inc.	6,830	344,164
FMC Corp.	1,013	126,422
Mosaic Co.	2,527	110,859
CF Industries Holdings, Inc.	1,194	101,729
Total Basic Materials		1,051,163

Utilities - 0.2%
FirstEnergy Corp.	10,472	439,196

Total Common Stocks
(Cost $39,118,525)		38,786,664

MUTUAL FUNDS† - 79.1%
Guggenheim Strategy Fund III[1]	2,276,730	54,778,133
Guggenheim Variable Insurance Strategy Fund III[1]	2,219,814	53,430,927
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,689,258	25,924,450
Guggenheim Strategy Fund II1	876,832	21,079,040
Total Mutual Funds
(Cost $160,401,178)		155,212,550

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[2]	1,137,805	1,137,805
Total Money Market Fund
(Cost $1,137,805)		1,137,805

Total Investments - 99.5%
(Cost $200,657,508)		$195,137,019
Other Assets & Liabilities, net - 0.5%		977,465
Total Net Assets - 100.0%		$196,114,484

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	50	Mar 2023	$9,653,750	$(92,880)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	4.56% (Federal Funds Rate + 0.23%)	At Maturity	06/28/23	18,159	$148,501,760	$2,201,633

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$38,786,664	$—	$—	$38,786,664
Mutual Funds	155,212,550	—	—	155,212,550
Money Market Fund	1,137,805	—	—	1,137,805
Equity Index Swap Agreements**	—	2,201,633	—	2,201,633
Total Assets	$195,137,019	$2,201,633	$—	$197,338,652

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$92,880	$—	$—	$92,880

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$16,780,495	$31,311,810	$(26,500,000)	$(390,779)	$(122,486)	$21,079,040	876,832	$497,500
Guggenheim Strategy Fund III	81,097,553	1,819,737	(25,363,135)	(449,343)	(2,326,679)	54,778,133	2,276,730	1,811,531
Guggenheim Ultra Short Duration Fund — Institutional Class	54,253,430	653,311	(28,084,987)	17,882	(915,186)	25,924,450	2,689,258	649,369
Guggenheim Variable Insurance Strategy Fund III	67,541,303	1,550,542	(13,377,998)	(365,472)	(1,917,448)	53,430,927	2,219,814	1,541,894
	$219,672,781	$35,335,400	$(93,326,120)	$(1,187,712)	$(5,281,799)	$155,212,550		$4,500,294

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $40,256,330)	$39,924,469
Investments in affiliated issuers, at value (cost $160,401,178)	155,212,550
Cash	8,777,117
Segregated cash with broker	533,000
Unrealized appreciation on OTC swap agreements	2,201,633
Prepaid expenses	10,513
Receivables:
Dividends	653,067
Interest	7,734
Investment Adviser	14
Total assets	207,320,097

Liabilities:
Segregated cash due to broker	9,910,000
Payable for:
Securities purchased	645,819
Fund shares redeemed	339,702
Management fees	84,894
Distribution and service fees	41,432
Swap settlement	37,062
Variation margin on futures contracts	25,625
Trustees’ fees*	3,255
Fund accounting/administration fees	3,086
Transfer agent/maintenance fees	2,161
Miscellaneous	112,577
Total liabilities	11,205,613
Net assets	$196,114,484

Net assets consist of:
Paid in capital	$222,987,335
Total distributable earnings (loss)	(26,872,851)
Net assets	$196,114,484
Capital shares outstanding	6,013,841
Net asset value per share	$32.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $767)	$803,477
Dividends from securities of affiliated issuers	4,500,294
Interest	98,241
Total investment income	5,402,012

Expenses:
Management fees	1,652,040
Distribution and service fees	549,346
Transfer agent/maintenance fees	25,387
Fund accounting/administration fees	128,200
Interest expense	101,058
Professional fees	79,140
Custodian fees	25,496
Line of credit fees	7,000
Trustees’ fees*	10,838
Miscellaneous	22,413
Total expenses	2,600,918
Less:
Expenses reimbursed by Adviser	(7)
Expenses waived by Adviser	(576,164)
Earnings credits applied	(5,295)
Total waived/reimbursed expenses	(581,466)
Net expenses	2,019,452
Net investment income	3,382,560

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(824,783)
Investments in affiliated issuers	(1,187,712)
Swap agreements	(25,002,540)
Futures contracts	382,826
Net realized loss	(26,632,209)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,955,652)
Investments in affiliated issuers	(5,281,799)
Swap agreements	(17,777,522)
Futures contracts	(193,155)
Net change in unrealized appreciation (depreciation)	(31,208,128)
Net realized and unrealized loss	(57,840,337)
Net decrease in net assets resulting from operations	$(54,457,777)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,382,560	$1,220,679
Net realized gain (loss) on investments	(26,632,209)	62,342,705
Net change in unrealized appreciation (depreciation) on investments	(31,208,128)	(926,499)
Net increase (decrease) in net assets resulting from operations	(54,457,777)	62,636,885

Distributions to shareholders	(58,728,698)	(26,897,830)

Capital share transactions:
Proceeds from sale of shares	3,989,714	2,897,714
Distributions reinvested	58,728,698	26,897,830
Cost of shares redeemed	(23,388,008)	(25,651,784)
Net increase from capital share transactions	39,330,404	4,143,760
Net increase (decrease) in net assets	(73,856,071)	39,882,815

Net assets:
Beginning of year	269,970,555	230,087,740
End of year	$196,114,484	$269,970,555

Capital share activity:
Shares sold	85,664	54,152
Shares issued from reinvestment of distributions	1,731,388	518,662
Shares redeemed	(556,929)	(478,128)
Net increase in shares	1,260,123	94,686

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$56.79	$49.39	$44.24	$36.80	$45.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.26	.38	.68	.83
Net gain (loss) on investments (realized and unrealized)	(11.88)	13.22	7.46	10.06	(3.10)
Total from investment operations	(11.24)	13.48	7.84	10.74	(2.27)
Less distributions from:
Net investment income	(.27)	(.41)	(.74)	(.91)	(.75)
Net realized gains	(12.67)	(5.67)	(1.95)	(2.39)	(5.68)
Total distributions	(12.94)	(6.08)	(2.69)	(3.30)	(6.43)
Net asset value, end of period	$32.61	$56.79	$49.39	$44.24	$36.80

Total Return[b]	(20.67%)	28.48%	18.78%	29.97%	(6.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$196,114	$269,971	$230,088	$218,082	$190,644
Ratios to average net assets:
Net investment income (loss)	1.54%	0.49%	0.88%	1.65%	1.89%
Total expenses[c]	1.18%	1.14%	1.22%	1.27%	1.26%
Net expenses[d,e,f]	0.92%	0.85%	0.89%	0.95%	0.97%
Portfolio turnover rate	63%	34%	63%	41%	45%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.02%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.87%	0.84%	0.87%	0.89%	0.91%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series B (Large Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -1.32%, outperforming the Russell 1000 Value Index (“Index”), the Fund’s benchmark, which returned -7.54% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After the market reached record highs at the end of 2021, it came under pressure as the Federal Reserve strove to contain inflation by raising rates and, at the same time, the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus towards quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the Fund’s holdings well in most sectors. In fact, the Fund produced a very significant positive contribution from its security selection and produced a significant positive contribution from its sector allocation.

The Fund had an overweight relative to its benchmark to the Energy sector throughout the Reporting Period, which contributed the most to the Fund’s outperformance versus its benchmark. The Energy holdings returned over 60% during the Reporting Period, while the overall benchmark returned -7.54%. ConocoPhillips and Marathon Oil, both oil producers, performed extremely well and were up over 65% each, as oil prices improved due to uncertainty stemming from the Russian-Ukraine War and the companies exercised capital discipline throughout 2022. An oil and natural gas service company, Patterson-UTI Energy, was up over 100%, as the company’s oil and natural gas drilling rigs were put to work in the field. Another positive contributor to performance was the Fund’s overweight to the Utilities sector. Constellation Energy, a spin-off from Exelon Corp., fared well, as passage of the Inflation Reduction Act favored companies with nuclear power generation assets. One of the best performers in the Fund was McKesson Corp, within the Health Care sector, as it continued to grow revenue and earnings in its U.S. businesses and divested some of its European businesses.

The Fund’s largest detractor from performance was Micron Technology, one of the largest memory chips makers in the world. The oversupply of memory chips in the market caused prices to fall, hurting the company’s revenue and earnings. Another poor performer for the Fund was Tyson Foods, Inc., a producer and distributor of chicken, beef, and pork. The company has been faced with higher feed, labor, and freight costs that hurt margins and earnings.

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process, which is heavily bottoms up driven.

At the Fund’s year-end, the Fund held an overweight to the Utilities and a similar size underweight to the REITs sector. Both sectors are interest-rate-sensitive, but we favor utilities because of the valuations, profitability, and regulatory nature of their businesses. We are also overweight the Information Technology sector, as we are seeing more attractive opportunities after the sector has significantly underperformed during the past year. We continue to favor the Materials sector, as it trades at attractive valuations, generates free cash flow, and may provide growth opportunities as a result of the government programs and the onshoring of manufacturing. Two sectors the Fund is underweight are the Financials and Health Care sectors. Higher interest rates will benefit the Financials, but a possible looming recession could increase credit costs and depress earnings. Within Health Care, the Fund is primarily underweight Pharmaceuticals, a sector that has performed well but whose earnings and cash flow may disappoint post pandemic.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings	(% of Total Net Assets)
JPMorgan Chase & Co.	3.2%
iShares Russell 1000 Value ETF	3.0%
Chevron Corp.	2.9%
Berkshire Hathaway, Inc. — Class B	2.8%
Johnson & Johnson	2.5%
Bank of America Corp.	2.3%
Humana, Inc.	2.2%
ConocoPhillips	2.0%
OGE Energy Corp.	1.9%
Verizon Communications, Inc.	1.8%
Top Ten Total	24.6%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	(1.32%)	7.14%	10.53%
Russell 1000 Value Index	(7.54%)	6.67%	10.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 94.3%

Consumer, Non-cyclical - 22.3%
Johnson & Johnson	30,481	$5,384,469
Humana, Inc.	9,178	4,700,880
Quest Diagnostics, Inc.	23,274	3,640,985
Tyson Foods, Inc. — Class A	57,068	3,552,483
Merck & Company, Inc.	29,200	3,239,740
Archer-Daniels-Midland Co.	33,763	3,134,895
Ingredion, Inc.	31,921	3,126,024
J M Smucker Co.	17,762	2,814,566
Medtronic plc	33,173	2,578,206
Bunge Ltd.	24,190	2,413,436
Henry Schein, Inc.*	29,932	2,390,669
Encompass Health Corp.	31,362	1,875,761
HCA Healthcare, Inc.	6,743	1,618,050
Moderna, Inc.*	8,817	1,583,709
Pfizer, Inc.	29,771	1,525,466
McKesson Corp.	4,051	1,519,611
Bristol-Myers Squibb Co.	16,678	1,199,982
Euronet Worldwide, Inc.*	12,016	1,134,070
Total Consumer, Non-cyclical		47,433,002

Financial - 15.4%
JPMorgan Chase & Co.	50,992	6,838,027
Berkshire Hathaway, Inc. — Class B*	18,930	5,847,477
Bank of America Corp.	147,817	4,895,699
Charles Schwab Corp.	34,239	2,850,739
Wells Fargo & Co.	62,015	2,560,599
Mastercard, Inc. — Class A	6,610	2,298,496
Goldman Sachs Group, Inc.	5,570	1,912,627
Voya Financial, Inc.	27,419	1,685,994
STAG Industrial, Inc. REIT	34,679	1,120,479
American Tower Corp. — Class A REIT	4,618	978,369
T. Rowe Price Group, Inc.	8,571	934,753
Gaming and Leisure Properties, Inc. REIT	12,532	652,792
Total Financial		32,576,051

Energy - 9.9%
Chevron Corp.	34,320	6,160,097
ConocoPhillips	35,652	4,206,936
Coterra Energy, Inc. — Class A	91,049	2,237,074
Pioneer Natural Resources Co.	9,045	2,065,787
Marathon Oil Corp.	69,368	1,877,792
Diamondback Energy, Inc.	13,241	1,811,104
Kinder Morgan, Inc.	95,042	1,718,360
Equities Corp.	26,222	887,090
Total Energy		20,964,240

Utilities - 8.8%
OGE Energy Corp.	102,359	4,048,298
Edison International	42,789	2,722,236
Exelon Corp.	61,531	2,659,985
Pinnacle West Capital Corp.	34,050	2,589,162
Duke Energy Corp.	19,722	2,031,169
Black Hills Corp.	26,749	1,881,525
NiSource, Inc.	65,351	1,791,924
PPL Corp.	33,862	989,448
Total Utilities		18,713,747

Industrial - 8.4%
Curtiss-Wright Corp.	20,865	3,484,246
Johnson Controls International plc	46,562	2,979,968
Knight-Swift Transportation Holdings, Inc.	46,371	2,430,304
Valmont Industries, Inc.	6,927	2,290,551
L3Harris Technologies, Inc.	10,969	2,283,856
FedEx Corp.	10,893	1,886,668
Teledyne Technologies, Inc.*	3,621	1,448,074
Advanced Energy Industries, Inc.	12,693	1,088,805
Total Industrial		17,892,472

Communications - 8.3%
Verizon Communications, Inc.	94,596	3,727,082
Alphabet, Inc. — Class A*	41,560	3,666,839
Comcast Corp. — Class A	66,547	2,327,149
Cisco Systems, Inc.	46,985	2,238,366
Walt Disney Co.*	20,667	1,795,549
Fox Corp. — Class B	51,667	1,469,926
Juniper Networks, Inc.	43,590	1,393,136
T-Mobile US, Inc.*	7,508	1,051,120
Total Communications		17,669,167

Technology - 7.9%
Micron Technology, Inc.	69,952	3,496,201
Microsoft Corp.	11,629	2,788,867
Leidos Holdings, Inc.	23,089	2,428,732
KLA Corp.	6,419	2,420,156
Teradyne, Inc.	22,246	1,943,188
Fiserv, Inc.*	17,379	1,756,495
Amdocs Ltd.	15,609	1,418,858
MACOM Technology Solutions Holdings, Inc.*	9,152	576,393
Total Technology		16,828,890

Consumer, Cyclical - 6.8%
Walmart, Inc.	23,914	3,390,766
PACCAR, Inc.	20,253	2,004,439
Delta Air Lines, Inc.*	57,154	1,878,080
Whirlpool Corp.	11,825	1,672,765
Southwest Airlines Co.	47,188	1,588,820
Home Depot, Inc.	4,980	1,572,983
Ralph Lauren Corp. — Class A	11,569	1,222,496
PVH Corp.	14,248	1,005,767
Total Consumer, Cyclical		14,336,116

Basic Materials - 6.5%
Westlake Corp.	30,967	3,175,356
Huntsman Corp.	105,501	2,899,167
Reliance Steel & Aluminum Co.	10,519	2,129,467
Freeport-McMoRan, Inc.	52,034	1,977,292

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
Nucor Corp.	14,162	$1,866,693
International Flavors & Fragrances, Inc.	6,793	712,178
DuPont de Nemours, Inc.	8,550	586,787
Dow, Inc.	9,877	497,702
Total Basic Materials		13,844,642

Total Common Stocks
(Cost $160,478,523)		200,258,327

EXCHANGE-TRADED FUNDS† - 3.0%
iShares Russell 1000 Value ETF	42,314	6,416,918
Total Exchange-Traded Funds
(Cost $6,435,561)		6,416,918

MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[1]	5,655,817	5,655,817
Total Money Market Fund
(Cost $5,655,817)		5,655,817

Total Investments - 100.0%
(Cost $172,569,901)		$212,331,062
Other Assets & Liabilities, net - 0.0%		6,433
Total Net Assets - 100.0%		$212,337,495

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$200,258,327	$—	$—	$200,258,327
Exchange-Traded Funds	6,416,918	—	—	6,416,918
Money Market Fund	5,655,817	—	—	5,655,817
Total Assets	$212,331,062	$—	$—	$212,331,062

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $172,569,901)	$212,331,062
Cash	26
Prepaid expenses	4,482
Receivables:
Dividends	294,558
Interest	15,754
Total assets	212,645,882

Liabilities:
Payable for:
Fund shares redeemed	141,314
Management fees	77,915
Distribution and service fees	45,776
Professional fees	26,699
Fund accounting/administration fees	3,202
Transfer agent/maintenance fees	2,137
Trustees’ fees*	395
Miscellaneous	10,949
Total liabilities	308,387
Net assets	$212,337,495

Net assets consist of:
Paid in capital	$149,349,282
Total distributable earnings (loss)	62,988,213
Net assets	$212,337,495
Capital shares outstanding	5,148,946
Net asset value per share	$41.24

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$5,039,370
Interest	94,035
Total investment income	5,133,405

Expenses:
Management fees	1,447,126
Distribution and service fees	556,587
Transfer agent/maintenance fees	25,376
Fund accounting/administration fees	128,795
Professional fees	75,370
Trustees’ fees*	12,219
Line of credit fees	6,106
Custodian fees	5,318
Miscellaneous	24,318
Total expenses	2,281,215
Less:
Expenses waived by Adviser	(543,337)
Earnings credits applied	(56)
Total waived expenses	(543,393)
Net expenses	1,737,822
Net investment income	3,395,583

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	22,517,356
Net realized gain	22,517,356
Net change in unrealized appreciation (depreciation) on:
Investments	(29,032,822)
Net change in unrealized appreciation (depreciation)	(29,032,822)
Net realized and unrealized loss	(6,515,466)
Net decrease in net assets resulting from operations	$(3,119,883)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,395,583	$2,762,327
Net realized gain on investments	22,517,356	21,610,319
Net change in unrealized appreciation (depreciation) on investments	(29,032,822)	29,706,269
Net increase (decrease) in net assets resulting from operations	(3,119,883)	54,078,915

Distributions to shareholders	(22,853,023)	(4,639,626)

Capital share transactions:
Proceeds from sale of shares	4,727,951	5,978,283
Distributions reinvested	22,853,023	4,639,626
Cost of shares redeemed	(26,087,637)	(31,787,831)
Net increase (decrease) from capital share transactions	1,493,337	(21,169,922)
Net increase (decrease) in net assets	(24,479,569)	28,269,367

Net assets:
Beginning of year	236,817,064	208,547,697
End of year	$212,337,495	$236,817,064

Capital share activity:
Shares sold	112,131	137,180
Shares issued from reinvestment of distributions	575,788	107,473
Shares redeemed	(598,577)	(729,396)
Net increase (decrease) in shares	89,342	(484,743)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$46.81	$37.61	$40.55	$36.14	$43.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.52	.82	.72	.65
Net gain (loss) on investments (realized and unrealized)	(1.48)	9.58	(.51)	6.93	(4.42)
Total from investment operations	(.81)	10.10	.31	7.65	(3.77)
Less distributions from:
Net investment income	(.60)	(.90)	(.74)	(.72)	(.58)
Net realized gains	(4.16)	— [b]	(2.51)	(2.52)	(2.87)
Total distributions	(4.76)	(.90)	(3.25)	(3.24)	(3.45)
Net asset value, end of period	$41.24	$46.81	$37.61	$40.55	$36.14

Total Return[c]	(1.32%)	27.03%	2.21%	21.82%	(9.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212,337	$236,817	$208,548	$226,968	$207,167
Ratios to average net assets:
Net investment income (loss)	1.53%	1.20%	2.40%	1.86%	1.54%
Total expenses[d]	1.02%	1.03%	1.09%	1.07%	1.07%
Net expenses[e,f]	0.78%	0.79%	0.79%	0.80%	0.80%
Portfolio turnover rate	25%	22%	19%	32%	21%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from realized gains are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.78%	0.79%	0.79%	0.80%	0.80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series D (World Equity Income Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Managing Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -9.12%, outperforming by 9.02% the MSCI World (Net) Index (“Index”), the Fund’s benchmark, which returned -18.14% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The last year was a difficult period for global equity markets. U.S. inflation has been historically high; the Federal Reserve has been increasing interest rates; and war has been destabilizing Europe. The Fund managed to outperform due to its positioning in lower risk and higher relative yield than the benchmark. The Fund’s strategy tends to create a bias toward value-oriented investments, which also tends to contribute to performance in a down market.

The leading contributor to return was security selection, with Health Care and Information Technology sectors leading the outperformance. These sectors were also where the Fund was most underweight relative to the benchmark, which helped in the Technology sector but hurt in the Health Care sector. An overweight in the Energy sector was also a strong positive contributor, but was partially offset by negative selection, a leading drag on return.

From a country perspective, the Fund had its strongest absolute contribution from its holdings in Canada. The holdings in most other countries, including the U.S., were negative for the Reporting Period, ultimately detracting from absolute return. However, the U.S., the largest country weight in the Fund, was the top relative contributor to performance, far outperforming the benchmark. This was also true of other countries, such as Japan and the U.K. where allocations were over 5% and the Fund had positive relative contributions to performance.

The top individual contributors to the Fund were an underweight in Tesla, and overweights in Tourmaline Oil Corp. and defense contractors Northrup Grumman and Lockheed Martin. The biggest detractors were an underweight in UnitedHealth Group, an overweight in Intel Corp, and not owning Eli Lilly.

How did the Fund use derivatives during the Reporting Period?

The Fund uses currency contract futures to hedge non-U.S. dollar equity positions, which helps to reduce volatility. Their contribution to performance in aggregate was positive, as the currency futures were active for much of the Reporting Period and the dollar was strong against other currencies for much of the Reporting Period as well.

How was the Fund positioned at the end of the Reporting Period?

Rising interest rates, the reopening of the economy following the pandemic, and a historically wide valuation gap between growth and value sectors were among the factors that saw value stocks solidly outperform growth stocks over the Reporting Period. Compared with the Index, the Fund is positioned more cautiously, as we anticipate continuing market weakness that defined much of the Reporting Period.

The Fund was most overweight in the Energy, Industrials and Materials sectors at the end of the Reporting Period, and most underweight in the Health Care, Information Technology, and Consumer Staples sectors.

The currency hedge ended the Reporting Period with no active positions as the U.S. dollar’s strengthening has taken a breather.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2022, the investment diversification of the Fund by Country was as follows:

Country	% of Long-Term Investments
United States	58.5%
Japan	9.1%
Canada	5.9%
Australia	5.2%
United Kingdom	4.9%
Switzerland	2.9%
France	2.4%
Other	11.1%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings	(% of Total Net Assets)
Microsoft Corp.	2.9%
Apple, Inc.	2.8%
Johnson & Johnson	1.7%
Alphabet, Inc. — Class C	1.5%
Home Depot, Inc.	1.4%
Shell plc	1.3%
Novartis AG	1.2%
McDonald’s Corp.	1.2%
Merck & Company, Inc.	1.1%
UnitedHealth Group, Inc.	1.1%
Top Ten Total	16.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	(9.12%)	5.64%	7.59%
MSCI World (Net) Index	(18.14%)	6.14%	8.85%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World (Net) Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 99.4%

Financial - 18.9%
Chubb Ltd.	4,934	$1,088,440
Travelers Companies, Inc.	5,478	1,027,070
ANZ Group Holdings Ltd.*	62,600	1,008,454
MetLife, Inc.	13,653	988,068
Aon plc — Class A	3,266	980,257
Cboe Global Markets, Inc.	7,812	980,172
Banco Bilbao Vizcaya Argentaria S.A.††	160,800	969,046
Westpac Banking Corp.††	60,300	954,674
Principal Financial Group, Inc.	10,940	918,085
AXA S.A.††	32,700	911,351
Banco Santander S.A.††	301,500	901,989
National Australia Bank Ltd.††	44,300	899,482
Japan Real Estate Investment Corp. REIT††	200	878,332
Prudential Financial, Inc.	8,200	815,572
Nippon Building Fund, Inc. REIT††	180	804,809
Willis Towers Watson plc	3,250	794,885
Gaming and Leisure Properties, Inc. REIT	14,800	770,932
AvalonBay Communities, Inc. REIT	4,496	726,194
Aflac, Inc.	9,800	705,012
Truist Financial Corp.	14,800	636,844
Intesa Sanpaolo SpA††	276,400	612,659
DBS Group Holdings Ltd.††	17,800	450,681
Societe Generale S.A.††	15,100	378,961
ORIX Corp.††	23,100	369,700
Mediobanca Banca di Credito Finanziario SpA††	35,200	338,415
Annaly Capital Management, Inc. REIT	15,850	334,118
Marsh & McLennan Companies, Inc.	1,727	285,784
Western Union Co.	18,800	258,876
SEI Investments Co.	4,392	256,054
Credit Agricole S.A.††	20,100	211,549
PNC Financial Services Group, Inc.	1,200	189,528
Total Financial		21,445,993

Consumer, Non-cyclical - 16.7%
Johnson & Johnson	11,211	1,980,423
Novartis AG††	14,600	1,321,577
Merck & Company, Inc.	11,198	1,242,418
UnitedHealth Group, Inc.	2,334	1,237,440
Amgen, Inc.	4,054	1,064,743
J M Smucker Co.	6,622	1,049,322
Imperial Brands plc††	41,800	1,040,738
Becton Dickinson and Co.	3,851	979,310
Colgate-Palmolive Co.	12,169	958,795
AbbVie, Inc.	5,733	926,510
Automatic Data Processing, Inc.	3,751	895,964
Kellogg Co.	11,014	784,637
Gilead Sciences, Inc.	8,700	746,895
AmerisourceBergen Corp. — Class A	4,128	684,051
CVS Health Corp.	6,500	605,735
Dai Nippon Printing Company Ltd.††	30,100	604,608
CSL Ltd.††	2,200	429,002
Kikkoman Corp.††	6,500	342,089
WH Group Ltd.††,1	553,600	322,892
Brambles Ltd.††	36,600	300,153
McKesson Corp.	746	279,840
Unilever plc††	5,500	277,638
Abbott Laboratories	2,500	274,475
Hormel Foods Corp.	4,800	218,640
PepsiCo, Inc.	1,133	204,688
General Mills, Inc.	2,300	192,855
Total Consumer, Non-cyclical		18,965,438

Consumer, Cyclical - 14.2%
Home Depot, Inc.	5,025	1,587,196
McDonald’s Corp.	4,988	1,314,488
Lowe’s Companies, Inc.	5,393	1,074,501
O’Reilly Automotive, Inc.*	1,228	1,036,469
Sumitomo Corp.††	59,600	990,593
Yum! Brands, Inc.	7,600	973,408
Genuine Parts Co.	5,475	949,967
Dollar General Corp.	3,700	911,125
PACCAR, Inc.	9,033	893,996
TJX Companies, Inc.	11,212	892,475
Ferguson plc*	6,403	812,989
Ulta Beauty, Inc.*	1,500	703,605
Aisin Corp.††	22,600	599,152
Canadian Tire Corporation Ltd. — Class A	5,300	554,062
Toromont Industries Ltd.	7,100	512,534
Lear Corp.	3,703	459,246
Hasbro, Inc.	5,818	354,956
Tesla, Inc.*	2,502	308,197
LKQ Corp.	4,400	235,004
Dollarama, Inc.	4,000	234,022
Tractor Supply Co.	1,000	224,970
Darden Restaurants, Inc.	1,500	207,495
Cummins, Inc.	849	205,704
Total Consumer, Cyclical		16,036,154

Technology - 13.8%
Microsoft Corp.	13,726	3,291,769
Apple, Inc.	24,285	3,155,350
Texas Instruments, Inc.	7,290	1,204,454
Broadcom, Inc.	1,716	959,467
Intel Corp.	32,414	856,702
Analog Devices, Inc.	5,127	840,982
Dell Technologies, Inc. — Class C	19,723	793,259
Paychex, Inc.	6,500	751,140
Broadridge Financial Solutions, Inc.	4,891	656,030
Seiko Epson Corp.††	39,800	578,968
Ricoh Company Ltd.††	73,600	560,099
Hewlett Packard Enterprise Co.	32,500	518,700
SCSK Corp.††	29,800	451,010
Jack Henry & Associates, Inc.	2,500	438,900
NXP Semiconductor N.V.	2,125	335,813
Electronic Arts, Inc.	2,000	244,360
Total Technology		15,637,003

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Industrial - 12.3%
AP Moller - Maersk A/S — Class B††	500	$1,119,528
General Dynamics Corp.	4,039	1,002,116
Lockheed Martin Corp.	1,968	957,412
Northrop Grumman Corp.	1,696	925,355
Packaging Corporation of America	6,968	891,277
Waste Connections, Inc.	6,709	889,345
Snap-on, Inc.	3,746	855,924
TE Connectivity Ltd.	7,395	848,946
3M Co.	6,790	814,257
Nippon Yusen K.K.††	34,100	803,984
Amcor plc	64,900	772,959
Aurizon Holdings Ltd.††	272,800	691,147
Mitsui OSK Lines Ltd.††	24,400	609,615
Nordson Corp.	2,248	534,395
United Parcel Service, Inc. — Class B	2,800	486,752
Waste Management, Inc.	3,100	486,328
Canadian National Railway Company	3,000	356,485
CCL Industries, Inc. — Class B	7,500	320,490
Illinois Tool Works, Inc.	1,345	296,303
Brother Industries Ltd.††	12,300	185,871
Republic Services, Inc. — Class A	900	116,091
Total Industrial		13,964,580

Energy - 9.7%
Shell plc††	51,000	1,437,360
TotalEnergies SE††	19,500	1,224,715
Eni SpA††	77,900	1,108,274
Repsol S.A.††	53,400	850,412
Suncor Energy, Inc.	26,400	837,708
Equinor ASA††	22,500	808,728
Imperial Oil Ltd.	16,100	784,452
ENEOS Holdings, Inc.††	197,900	673,835
Galp Energia SGPS S.A. — Class B††	46,900	633,041
Parkland Corp.	24,900	546,547
Keyera Corp.	24,700	539,967
Idemitsu Kosan Company Ltd.††	22,600	529,025
Ampol Ltd.††	24,600	472,889
Tourmaline Oil Corp.	6,100	307,896
Exxon Mobil Corp.	2,500	275,750
Total Energy		11,030,599

Communications - 5.6%
Alphabet, Inc. — Class C*	18,666	1,656,234
Amazon.com, Inc.*	13,738	1,153,992
Verizon Communications, Inc.	28,580	1,126,052
Motorola Solutions, Inc.	2,886	743,751
Liberty Global plc — Class C*	30,367	590,031
Cisco Systems, Inc.	10,046	478,591
Telstra Group Ltd.††	124,600	336,986
FactSet Research Systems, Inc.	570	228,690
Total Communications		6,314,327

Basic Materials - 5.2%
Rio Tinto plc††	16,600	1,168,123
LyondellBasell Industries N.V. — Class A	9,630	799,579
South32 Ltd.††	274,800	753,427
International Paper Co.	20,053	694,435
Nippon Steel Corp.††	39,700	688,740
Air Products and Chemicals, Inc.	2,183	672,932
JFE Holdings, Inc.††	53,700	623,018
Nutrien Ltd.	6,500	474,696
Total Basic Materials		5,874,950

Utilities - 3.0%
SSE plc††	32,700	672,313
Duke Energy Corp.	6,100	628,239
EDP - Energias de Portugal S.A.††	116,300	580,035
Southern Co.	7,390	527,720
National Grid plc††	29,100	348,514
Fortis, Inc.	8,500	340,239
Consolidated Edison, Inc.	2,600	247,806
Total Utilities		3,344,866

Total Common Stocks
(Cost $110,865,253)		112,613,910

EXCHANGE-TRADED FUNDS† - 0.1%
iShares MSCI EAFE ETF	914	59,995
SPDR S&P 500 ETF Trust	138	52,775
Total Exchange-Traded Funds
(Cost $119,371)		112,770

MONEY MARKET FUND† - 0.2%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 3.93%[2]	249,001	249,001
Total Money Market Fund
(Cost $249,001)		249,001

Total Investments - 99.7%
(Cost $111,233,625)		$112,975,681
Other Assets & Liabilities, net - 0.3%		358,739
Total Net Assets - 100.0%		$113,334,420

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $322,892 (cost $325,405), or 0.3% of total net assets.

[2]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$79,794,163	$32,819,747	$—	$112,613,910
Exchange-Traded Funds	112,770	—	—	112,770
Money Market Fund	249,001	—	—	249,001
Total Assets	$80,155,934	$32,819,747	$—	$112,975,681

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $111,233,625)	$112,975,681
Cash	21,571
Prepaid expenses	3,451
Receivables:
Foreign tax reclaims	202,369
Dividends	159,159
Securities sold	153,260
Interest	1,992
Total assets	113,517,483

Liabilities:
Payable for:
Fund shares redeemed	66,471
Management fees	48,409
Professional fees	26,279
Distribution and service fees	24,685
Trustees’ fees*	2,587
Fund accounting/administration fees	2,300
Transfer agent/maintenance fees	2,066
Due to Investment Adviser	357
Miscellaneous	9,909
Total liabilities	183,063
Net assets	$113,334,420

Net assets consist of:
Paid in capital	$111,182,330
Total distributable earnings (loss)	2,152,090
Net assets	$113,334,420
Capital shares outstanding	9,160,986
Net asset value per share	$12.37

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends (net of foreign withholding tax of $336,219)	$3,784,661
Interest	12,286
Total investment income	3,796,947

Expenses:
Management fees	849,725
Distribution and service fees	303,472
Transfer agent/maintenance fees	25,148
Fund accounting/administration fees	74,534
Professional fees	44,321
Trustees’ fees*	10,693
Custodian fees	9,031
Line of credit fees	3,494
Miscellaneous	14,803
Recoupment of previously waived fees	357
Total expenses	1,335,578
Less:
Expenses waived by Adviser	(266,589)
Earnings credits applied	(2)
Total waived expenses	(266,591)
Net expenses	1,068,987
Net investment income	2,727,960

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,536,615)
Futures contracts	1,352,842
Foreign currency transactions	482
Net realized loss	(2,183,291)
Net change in unrealized appreciation (depreciation) on:
Investments	(12,953,737)
Foreign currency translations	(18,057)
Net change in unrealized appreciation (depreciation)	(12,971,794)
Net realized and unrealized loss	(15,155,085)
Net decrease in net assets resulting from operations	$(12,427,125)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,727,960	$2,736,857
Net realized gain (loss) on investments	(2,183,291)	30,419,122
Net change in unrealized appreciation (depreciation) on investments	(12,971,794)	(6,816,541)
Net increase (decrease) in net assets resulting from operations	(12,427,125)	26,339,438

Distributions to shareholders	(27,160,274)	(2,031,098)

Capital share transactions:
Proceeds from sale of shares	5,871,691	5,327,206
Distributions reinvested	27,160,274	2,031,098
Cost of shares redeemed	(18,303,370)	(19,480,103)
Net increase (decrease) from capital share transactions	14,728,595	(12,121,799)
Net increase (decrease) in net assets	(24,858,804)	12,186,541

Net assets:
Beginning of year	138,193,224	126,006,683
End of year	$113,334,420	$138,193,224

Capital share activity:
Shares sold	430,664	320,264
Shares issued from reinvestment of distributions	2,239,099	119,758
Shares redeemed	(1,299,295)	(1,170,420)
Net increase (decrease) in shares	1,370,468	(730,398)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$17.74	$14.79	$14.45	$12.96	$14.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.34	.22	.33	.33
Net gain (loss) on investments (realized and unrealized)	(2.01)	2.86	.66	2.36	(1.47)
Total from investment operations	(1.69)	3.20	.88	2.69	(1.14)
Less distributions from:
Net investment income	(.36)	(.25)	(.40)	(.40)	(.42)
Net realized gains	(3.32)	—	(.14)	(.80)	—
Total distributions	(3.68)	(.25)	(.54)	(1.20)	(.42)
Net asset value, end of period	$12.37	$17.74	$14.79	$14.45	$12.96

Total Return[b]	(9.12%)	21.74%	6.65%	21.40%	(8.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,334	$138,193	$126,007	$133,758	$125,312
Ratios to average net assets:
Net investment income (loss)	2.25%	2.02%	1.70%	2.37%	2.29%
Total expenses[c]	1.10%	1.15%	1.20%	1.19%	1.17%
Net expenses[d,e]	0.88%	0.89%	0.89%	0.90%	0.90%
Portfolio turnover rate	140%	185%	196%	139%	134%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.88%	0.89%	0.89%	0.90%	0.90%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series E (Total Return Bond Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -16.15%, underperforming the Bloomberg U.S. Aggregate Bond Index (“Index”), the Fund’s benchmark, which returned -13.01% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Duration was the largest driver of absolute performance, detracting about -14.0%, but contributed about +0.25% to relative performance, primarily from the Fund’s curve positioning The Fund’s bear flattener bias benefited performance, as the rise in front end yields outpaced that of longer maturity yields. Bear flattening refers to the yield curve scenario for bonds in which short-term interest rates rise more rapidly than long-term interest rates.

Performance from spread widening was the largest driver of the Fund’s relative underperformance, detracting roughly -4.00% on a relative basis. The Fund’s overweight allocation to credit drove this underperformance and was broadly distributed across all asset classes. Carry contributed about +4.25% to absolute performance and +1.25% to relative performance.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning and foreign exchange risk. Interest rate swaps, futures, and curve caps detracted from performance, while performance from swaptions was incrementally positive. Options on equities, which functioned as hedges to the Fund’s credit positioning, contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a positive impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Securitized credit, which comprised 32% of the Fund at the end of the Reporting Period, continues to be a significant and expanding asset class allocation within the Fund, particularly given its lagged performance relative to corporates towards the end of 2022. As tail risks have risen across the market, we have increased our allocation to high grade pockets of securitized credit, upgrading credit quality through capital structure seniority and strong structural protections at attractive spreads versus comparably rated corporate credit. A unique opportunity has emerged in securitized credit in that investors are now able to source investments at steep dollar-price discounts, given both the rise in interest rates and widening in credit spreads that have occurred year-to-date. This dynamic presents a compelling total return opportunity as investors are now able to potentially capture not only the traditional yield advantage offered by the sector in the form of higher coupons relative to similarly rated corporates, but also excess returns, should rates fall or spreads tighten. In more normal market environments, the value proposition of much of securitized credit is typically limited to a carry advantage given that prices for many subsectors rarely trade above par due to call structures. To this end, our buying efforts have been concentrated in the secondary market in subsectors such as AA-rated collateralized loan obligations (“CLOs”). In primary markets, we are finding opportunities in the non-agency residential mortgage-backed securities (“RMBS”) sector in senior tranches of non-qualified mortgaged (“non-QM”) deals, which price at discounts to par and have offered yields and spreads comparable to BB-rated corporate credit.

Corporate credit totaled approximately 39% of the Fund with roughly 28% investment grade rated and 11% below investment grade rated. While fundamental credit metrics, such as leverage and interest coverage, generally still show improving or healthy trends across most sectors, we expect these metrics to gradually deteriorate over the next several quarters and for default rates to pick up accordingly. Credit spread valuations are relatively fairly valued, with spreads in the 50th percentile versus long-term historical ranges. At current valuations, the long-term value across credit assets is compelling, although we expect volatility to remain elevated in the near term. The Fund has taken advantage of dislocations across corporate credit by purchasing high credit quality investment grade corporates at attractive absolute yields, while simultaneously trimming lower grade categories, such as leveraged loans, that performed well on a relative basis over the course of the year and have greater risks going into a potential economic slowdown.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

MANAGERS’ COMMENTARY (Unaudited) (concluded)	December 31, 2022

Duration drifted lower throughout the fourth quarter of 2022 as yields fell significantly amid softer inflation data. While we are confident that the combined effects of decelerating inflation and slowing growth should keep interest rates reasonably capped, we also acknowledge that yields have moved materially off their highs and material moves lower in yields will be more difficult amid a Federal Reserve that seems intent on stamping out inflation. Additionally, the Fund added rate hedges that would benefit, should the yield curve steepen amid either the Federal Reserve cutting rates faster than market expectations or long-term inflation expectations rising if the Federal Reserve pivots too early.

Though we expect to see continued volatility as markets grapple with the rapid tightening of financial conditions, at current valuations we see return distributions for fixed income skewed to the upside over the next year. Importantly, examples of market distress and falling inflation expectations are signaling a more benign path for interest rates and thus some moderation in rate volatility, which should prove to be beneficial tailwinds to fixed-income valuations.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Uniform MBS 30 Year	6.0%
U.S. Treasury Notes, 4.13%	4.5%
Guggenheim Total Return Bond Fund — R6-Class	4.4%
U.S. Treasury Notes, 3.88%	3.5%
U.S. Treasury Bonds, 2.00%	2.2%
Octagon Investment Partners 49 Ltd., 5.63%	1.3%
U.S. Treasury Notes, 2.63%	1.2%
U.S. Treasury Bonds — 11/15/52	0.8%
U.S. Treasury Bonds — 02/15/52	0.8%
STORE Master Funding I-VII, 3.96%	0.8%
Top Ten Total	25.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	(16.15%)	0.15%	2.48%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	31.1%
AA	7.2%
A	11.6%
BBB	22.2%
BB	5.2%
B	3.6%
CCC	0.4%
CC	1.9%
C	0.1%
NR2	4.8%
Other Instruments	11.9%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 0.2%

Financial - 0.2%
TPG Pace Beneficial II Corp.*,1	6,675	$65,582
MSD Acquisition Corp. — Class A*,1	4,876	49,248
AfterNext HealthTech Acquisition Corp. — Class A*,1	4,100	41,082
Conyers Park III Acquisition Corp. — Class A*,1	3,800	37,468
Waverley Capital Acquisition Corp. 1 — Class A*,††,1	3,000	30,060
Acropolis Infrastructure Acquisition Corp. — Class A*,1	2,700	26,757
Blue Whale Acquisition Corp. I — Class A*,1	2,200	21,538
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,1	76,590	7
Total Financial		271,742

Communications - 0.0%
Figs, Inc. — Class A*	1,346	9,059
Vacasa, Inc. — Class A*	3,356	4,228
Total Communications		13,287

Total Common Stocks
(Cost $328,768)		285,029

PREFERRED STOCKS†† - 4.6%
Financial - 4.6%
Equitable Holdings, Inc.
4.95%*	550,000	518,485
4.30%	12,000	212,280
Wells Fargo & Co.
3.90%*	450,000	393,869
4.70%	16,000	294,240
Citigroup, Inc.
3.88%*	600,000	511,500
4.00%*	200,000	174,224
Markel Corp.
6.00%*	660,000	638,550
First Republic Bank
4.25%	23,425	384,873
4.13%	5,325	85,200
4.50%	1,925	33,225
Charles Schwab Corp.
4.00%*	500,000	398,725
MetLife, Inc.
3.85%*	400,000	371,500
Bank of America Corp.
6.13%*	100,000	98,125
4.38%*	100,000	84,693
4.38%	4,775	83,801
4.13%	4,050	67,635
Bank of New York Mellon Corp.
3.75%*	400,000	322,183
W R Berkley Corp.
4.13% due 03/30/61	11,288	200,136
4.25% due 09/30/60	1,845	34,170
JPMorgan Chase & Co.
3.65%*	250,000	214,063
American Financial Group, Inc.
4.50% due 09/15/60	8,968	166,715
Arch Capital Group Ltd.
4.55%	9,510	164,238
Public Storage
4.63%	8,522	162,855
RenaissanceRe Holdings Ltd.
4.20%	7,675	124,565
Goldman Sachs Group, Inc.
3.80%*	150,000	122,205
CNO Financial Group, Inc.
5.13% due 11/25/60	6,000	101,460
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,4	100,000	101,000
Assurant, Inc.
5.25% due 01/15/61	4,000	80,760
Selective Insurance Group, Inc.
4.60%	4,000	67,000
Total Financial		6,212,275

Total Preferred Stocks
(Cost $7,689,418)		6,212,275

WARRANTS† - 0.0%
Conyers Park III Acquisition Corp.
Expiring 08/12/28*,1	1,266	190
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	684	137
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	900	108
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,1	1,366	102
MSD Acquisition Corp.
Expiring 05/13/23*,1	974	73
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,††,1	1,000	40
Blue Whale Acquisition Corp.
Expiring 07/09/23*,1	550	39
Total Warrants
(Cost $8,824)		689

MUTUAL FUNDS† - 4.3%
Guggenheim Total Return Bond Fund — R6-Class[5]	253,512	5,884,003
Total Mutual Funds
(Cost $6,730,114)		5,884,003

MONEY MARKET FUND† - 3.4%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.17%[6]	4,537,271	4,537,271
Total Money Market Fund
(Cost $4,537,271)		4,537,271

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
CORPORATE BONDS†† - 31.8%
Financial - 14.3%
Pershing Square Holdings Ltd.
3.25% due 11/15/30[4]	1,000,000	$778,570
3.25% due 10/01/31	1,000,000	752,240
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	800,000	750,911
Bank of America Corp.
2.59% due 04/29/31[3]	890,000	724,848
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	950,000	709,571
JPMorgan Chase & Co.
5.72% due 09/14/33[3]	300,000	292,816
2.96% due 05/13/31[3]	230,000	189,510
4.49% due 03/24/31[3]	200,000	186,791
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	700,000	427,000
3.95% due 05/15/60[4]	280,000	183,381
Wilton RE Ltd.
6.00%[3,4,7]	700,000	606,109
Macquarie Bank Ltd.
3.05% due 03/03/36[3,4]	450,000	325,488
3.62% due 06/03/30[4]	290,000	234,408
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.30% due 01/15/29	300,000	283,902
4.00% due 01/15/31	290,000	248,762
Citigroup, Inc.
2.57% due 06/03/31[3]	590,000	477,186
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	450,000	368,699
5.63% due 08/16/32[4]	100,000	93,861
Reinsurance Group of America, Inc.
3.15% due 06/15/30	529,000	449,301
Nippon Life Insurance Co.
2.75% due 01/21/51[3,4]	350,000	280,874
2.90% due 09/16/51[3,4]	200,000	159,966
Fidelity National Financial, Inc.
3.40% due 06/15/30	279,000	235,498
2.45% due 03/15/31	230,000	175,457
Host Hotels & Resorts, LP
3.50% due 09/15/30	435,000	358,992
2.90% due 12/15/31	50,000	38,248
FS KKR Capital Corp.
2.63% due 01/15/27	250,000	208,709
3.25% due 07/15/27	200,000	168,233
Macquarie Group Ltd.
2.87% due 01/14/33[3,4]	250,000	191,796
2.69% due 06/23/32[3,4]	200,000	153,471
Safehold Operating Partnership, LP
2.85% due 01/15/32	271,000	205,674
2.80% due 06/15/31	180,000	138,142
Ares Finance Company II LLC
3.25% due 06/15/30[4]	410,000	338,229
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4]	250,000	190,417
3.13% due 06/15/31[4]	200,000	146,741
Maple Grove Funding Trust I
4.16% due 08/15/51[4]	500,000	335,063
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	300,000	238,644
5.50% due 11/15/25[4]	100,000	90,062
Iron Mountain, Inc.
4.50% due 02/15/31[4]	261,000	214,526
5.63% due 07/15/32[4]	125,000	108,327
Standard Chartered plc
4.64% due 04/01/31[3,4]	350,000	314,523
National Australia Bank Ltd.
2.99% due 05/21/31[4]	400,000	313,110
Jefferies Financial Group, Inc.
2.75% due 10/15/32	300,000	225,604
2.63% due 10/15/31	100,000	76,284
First American Financial Corp.
4.00% due 05/15/30	360,000	301,486
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	410,000	291,728
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	350,000	267,146
ABN AMRO Bank N.V.
2.47% due 12/13/29[3,4]	300,000	242,588
Belrose Funding Trust
2.33% due 08/15/30[4]	320,000	242,332
UBS Group AG
2.10% due 02/11/32[3,4]	300,000	225,868
Brookfield Finance, Inc.
3.50% due 03/30/51	280,000	177,728
4.70% due 09/20/47	50,000	40,184
Corebridge Financial, Inc.
4.35% due 04/05/42[4]	150,000	123,052
6.88% due 12/15/52[3,4]	100,000	92,404
Toronto-Dominion Bank
8.13% due 10/31/82[3]	200,000	208,000
Bank of Nova Scotia
8.63% due 10/27/82[3]	200,000	207,927
SBA Communications Corp.
3.13% due 02/01/29	250,000	207,873
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	250,000	203,933
Societe Generale S.A.
2.89% due 06/09/32[3,4]	250,000	192,332
Stewart Information Services Corp.
3.60% due 11/15/31	250,000	191,582
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	280,000	189,517
Assurant, Inc.
2.65% due 01/15/32	250,000	184,902

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Westpac Banking Corp.
3.02% due 11/18/36[3]	150,000	$111,520
2.96% due 11/16/40	100,000	66,026
Intercontinental Exchange, Inc.
2.65% due 09/15/40	250,000	173,385
Trustage Financial Group, Inc.
4.63% due 04/15/32[4]	200,000	172,420
Hunt Companies, Inc.
5.25% due 04/15/29[4]	200,000	168,102
Primerica, Inc.
2.80% due 11/19/31	200,000	162,791
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	200,000	155,394
Americo Life, Inc.
3.45% due 04/15/31[4]	200,000	152,093
LPL Holdings, Inc.
4.00% due 03/15/29[4]	174,000	151,397
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	90,000	75,748
3.60% due 09/15/51	100,000	65,066
NFP Corp.
6.88% due 08/15/28[4]	167,000	137,655
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	190,000	127,018
Kemper Corp.
2.40% due 09/30/30	146,000	113,511
Lincoln National Corp.
4.38% due 06/15/50	150,000	111,644
Prudential Financial, Inc.
3.70% due 10/01/50[3]	130,000	109,706
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	110,000	95,183
Kennedy-Wilson, Inc.
4.75% due 03/01/29	112,000	88,765
Apollo Management Holdings, LP
2.65% due 06/05/30[4]	90,000	73,113
Brown & Brown, Inc.
2.38% due 03/15/31	90,000	68,475
Western & Southern Life Insurance Co.
3.75% due 04/28/61[4]	100,000	66,719
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[4]	100,000	65,951
American Equity Investment Life Holding Co.
5.00% due 06/15/27	69,000	65,336
CNO Financial Group, Inc.
5.25% due 05/30/29	50,000	47,635
Home Point Capital, Inc.
5.00% due 02/01/26[4]	53,000	36,649
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	35,000	33,403
Brookfield Finance LLC
3.45% due 04/15/50	50,000	31,580
Total Financial		19,306,811

Consumer, Non-cyclical - 4.1%
CoStar Group, Inc.
2.80% due 07/15/30[4]	740,000	604,350
Altria Group, Inc.
3.70% due 02/04/51	550,000	344,476
3.40% due 05/06/30	170,000	145,308
4.45% due 05/06/50	50,000	35,405
Quanta Services, Inc.
2.90% due 10/01/30	467,000	383,977
BAT Capital Corp.
3.98% due 09/25/50	300,000	196,307
4.70% due 04/02/27	190,000	182,132
DaVita, Inc.
3.75% due 02/15/31[4]	297,000	221,666
4.63% due 06/01/30[4]	113,000	90,900
Johns Hopkins University
2.81% due 01/01/60	500,000	312,193
Children’s Hospital Corp.
2.59% due 02/01/50	500,000	304,342
Global Payments, Inc.
2.90% due 05/15/30	210,000	172,067
2.90% due 11/15/31	140,000	110,400
Smithfield Foods, Inc.
2.63% due 09/13/31[4]	250,000	178,802
3.00% due 10/15/30[4]	110,000	83,753
Medline Borrower, LP
3.88% due 04/01/29[4]	296,000	238,564
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32[4]	200,000	153,370
4.38% due 02/02/52[4]	100,000	70,693
Royalty Pharma plc
3.55% due 09/02/50	310,000	198,107
Becle, SAB de CV
2.50% due 10/14/31[4]	250,000	194,250
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	200,000	159,882
Triton Container International Ltd.
3.15% due 06/15/31[4]	200,000	155,692
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	148,303
California Institute of Technology
3.65% due 09/01/19	225,000	143,311
Universal Health Services, Inc.
2.65% due 10/15/30[4]	150,000	119,381
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	150,000	117,987
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[4]	127,000	101,120
TriNet Group, Inc.
3.50% due 03/01/29[4]	117,000	96,197
Triton Container International Limited/ TAL International Container Corp.
3.25% due 03/15/32	100,000	77,205

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Central Garden & Pet Co.
4.13% due 04/30/31[4]	84,000	$69,537
US Foods, Inc.
6.25% due 04/15/25[4]	70,000	69,267
Tenet Healthcare Corp.
4.63% due 06/15/28[4]	75,000	67,106
Service Corporation International
3.38% due 08/15/30	60,000	48,775
Total Consumer, Non-cyclical		5,594,825

Industrial - 4.0%
Boeing Co.
5.15% due 05/01/30	970,000	946,370
5.71% due 05/01/40	490,000	467,246
5.81% due 05/01/50	490,000	454,316
2.20% due 02/04/26	200,000	181,712
Amsted Industries, Inc.
4.63% due 05/15/30[4]	470,000	400,675
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	388,300
Stadco LA, LLC
3.75% due 05/15/56†††	500,000	344,600
TD SYNNEX Corp.
2.65% due 08/09/31	250,000	189,359
2.38% due 08/09/28	150,000	121,009
Cellnex Finance Company S.A.
3.88% due 07/07/41[4]	450,000	307,800
Flowserve Corp.
3.50% due 10/01/30	270,000	225,061
2.80% due 01/15/32	100,000	74,905
Owens Corning
3.88% due 06/01/30	320,000	284,332
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	350,000	268,782
Vontier Corp.
2.95% due 04/01/31	350,000	252,899
Weir Group plc
2.20% due 05/13/26[4]	200,000	177,369
GATX Corp.
4.00% due 06/30/30	140,000	124,059
3.50% due 03/15/28	50,000	45,367
Berry Global, Inc.
1.57% due 01/15/26	50,000	44,541
Norfolk Southern Corp.
4.10% due 05/15/21	50,000	34,579
Total Industrial		5,333,281

Consumer, Cyclical - 2.9%
Marriott International, Inc.
4.63% due 06/15/30	340,000	317,259
3.50% due 10/15/32	204,000	169,700
2.85% due 04/15/31	170,000	137,663
2.75% due 10/15/33	100,000	76,291
Warnermedia Holdings, Inc.
4.28% due 03/15/32[4]	400,000	329,506
5.14% due 03/15/52[4]	200,000	145,393
Hyatt Hotels Corp.
5.63% due 04/23/25	220,000	218,302
6.00% due 04/23/30	190,000	185,863
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	367,000	375,052
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[4]	393,000	339,945
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	315,020	313,194
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	305,155
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	300,000	292,674
Ferguson Finance plc
4.65% due 04/20/32[4]	200,000	182,013
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[4]	143,000	115,803
3.88% due 01/15/28[4]	55,000	49,200
United Airlines, Inc.
4.38% due 04/15/26[4]	150,000	139,039
British Airways Class A Pass Through Trust
2.90% due 03/15/35[4]	98,402	80,102
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	98,000	72,093
WMG Acquisition Corp.
3.00% due 02/15/31[4]	50,000	39,955
Total Consumer, Cyclical		3,884,202

Communications - 2.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	625,000	486,567
2.25% due 01/15/29	100,000	80,488
3.90% due 06/01/52	50,000	31,391
British Telecommunications plc
4.88% due 11/23/81[3,4]	350,000	275,343
9.63% due 12/15/30	100,000	119,753
Level 3 Financing, Inc.
3.63% due 01/15/29[4]	330,000	241,639
3.75% due 07/15/29[4]	100,000	71,937
CSC Holdings LLC
4.13% due 12/01/30[4]	200,000	141,166
3.38% due 02/15/31[4]	200,000	130,427
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	300,000	250,627
Cable One, Inc.
4.00% due 11/15/30[4]	300,000	235,415
Paramount Global
4.95% due 05/19/50	320,000	232,774
Vodafone Group plc
4.13% due 06/04/81[3]	250,000	185,553

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	200,000	$174,821
Rogers Communications, Inc.
4.55% due 03/15/52[4]	200,000	155,057
Altice France S.A.
5.13% due 07/15/29[4]	200,000	149,949
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	180,000	148,538
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	115,000	96,277
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	114,000	83,756
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	72,000	60,507
Lamar Media Corp.
3.63% due 01/15/31	70,000	57,871
Total Communications		3,409,856

Basic Materials - 1.2%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]	460,000	383,891
4.20% due 05/13/50[4]	220,000	155,403
Anglo American Capital plc
5.63% due 04/01/30[4]	200,000	198,547
2.63% due 09/10/30[4]	200,000	162,537
Alcoa Nederland Holding BV
5.50% due 12/15/27[4]	200,000	192,732
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	190,000	169,214
INEOS Quattro Finance 2 plc
3.38% due 01/15/26[4]	150,000	137,813
Yamana Gold, Inc.
2.63% due 08/15/31	150,000	112,008
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	100,000	78,746
Valvoline, Inc.
4.25% due 02/15/30[4]	50,000	48,506
Total Basic Materials		1,639,397

Energy - 1.2%
BP Capital Markets plc
4.88% [3,7]	880,000	770,000
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	328,000	253,605
2.94% due 09/30/40[4]	144,980	116,404
ITT Holdings LLC
6.50% due 08/01/29[4]	248,000	208,851
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	110,000	99,373
NuStar Logistics, LP
5.63% due 04/28/27	100,000	93,506
Parkland Corp.
4.63% due 05/01/30[4]	100,000	82,750
Total Energy		1,624,489

Technology - 1.2%
Broadcom, Inc.
4.93% due 05/15/37[4]	277,000	241,645
2.45% due 02/15/31[4]	300,000	236,286
4.15% due 11/15/30	206,000	184,607
3.19% due 11/15/36[4]	26,000	18,675
Qorvo, Inc.
4.38% due 10/15/29	170,000	150,321
3.38% due 04/01/31[4]	100,000	80,344
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	250,000	206,009
Leidos, Inc.
2.30% due 02/15/31	250,000	191,514
Oracle Corp.
3.95% due 03/25/51	250,000	178,110
Boxer Parent Company, Inc.
7.13% due 10/02/25[4]	100,000	97,251
Twilio, Inc.
3.63% due 03/15/29	38,000	30,871
Total Technology		1,615,633

Utilities - 0.4%
AES Corp.
3.95% due 07/15/30[4]	220,000	194,040
NRG Energy, Inc.
2.45% due 12/02/27[4]	200,000	165,711
Enel Finance America LLC
2.88% due 07/12/41[4]	200,000	119,976
Xcel Energy, Inc.
2.35% due 11/15/31	60,000	47,933
Total Utilities		527,660

Total Corporate Bonds
(Cost $53,282,555)		42,936,154

ASSET-BACKED SECURITIES†† - 20.9%
Collateralized Loan Obligations - 13.1%
Octagon Investment Partners 49 Ltd.
2021-5A B, 5.63% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33◊,4	1,750,000	1,685,494
BXMT Ltd.
2020-FL2 AS, 5.59% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊,4	1,000,000	980,854
2020-FL3 C, 6.47% (30 Day Average SOFR + 2.66%, Rate Floor: 2.55%) due 11/15/37◊,4	250,000	238,639
Woodmont Trust
2020-7A A1A, 5.98% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,4	1,000,000	990,965
Cerberus Loan Funding XXX, LP
2020-3A A, 5.93% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,4	1,000,000	978,179

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 5.84% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,4	1,000,000	$963,444
Palmer Square Loan Funding Ltd.
2022-1A A2, 5.46% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,4	1,000,000	962,139
LCCM Trust
2021-FL3 A, 5.77% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,4	600,000	575,304
2021-FL3 AS, 6.12% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/15/38◊,4	400,000	376,988
LoanCore Issuer Ltd.
2019-CRE2 AS, 5.82% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,4	480,574	475,366
2021-CRE6 C, 6.62% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 11/15/38◊,4	500,000	471,654
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 5.83% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,4	850,000	832,412
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[4,8]	1,000,000	777,266
STWD Ltd.
2019-FL1 B, 6.04% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 07/15/38◊,4	750,000	733,269
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 5.38% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,4	750,000	732,562
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 6.62% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,4	750,000	698,640
Cerberus Loan Funding XXVI, LP
2021-1A AR, 5.58% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,4	500,000	492,636
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 5.78% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,4	500,000	487,845
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 5.74% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,4	500,000	486,850
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 5.94% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,4	500,000	480,723
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 5.97% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,4	500,000	479,016
KREF
2021-FL2 C, 6.33% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39◊,4	500,000	477,810
HERA Commercial Mortgage Ltd.
2021-FL1 B, 5.94% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38◊,4	500,000	465,515
CHCP Ltd.
2021-FL1 C, 6.54% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊,4	500,000	463,436
Cerberus Loan Funding XXXIII, LP
2021-3A B, 5.93% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33◊,4	500,000	458,029
Golub Capital Partners CLO 54M L.P
2021-54A C, 7.18% (3 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 08/05/33◊,4	500,000	457,084
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 6.01% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,4	250,000	245,948
Cerberus Loan Funding XXXVI, LP
2021-6A A, 5.48% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,4	187,625	186,792
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[4,8]	162,950	9,749
Copper River CLO Ltd.
2007-1A INC, due 01/20/21†††,8,9	600,000	235
Total Collateralized Loan Obligations		17,664,843

Transport-Aircraft - 1.9%
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[4]	437,114	350,373
AASET Trust
2021-1A, 2.95% due 11/16/41[4]	410,914	328,209
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	405,249	306,593
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[4]	371,407	303,407
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]	373,315	282,270
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]	309,520	260,009
Sprite Ltd.
2021-1, 3.75% due 11/15/46[4]	225,380	195,108

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Raspro Trust
2005-1A, 5.17% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,4	196,989	$194,496
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[4]	231,399	194,364
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	128,071	116,164
Total Transport-Aircraft		2,530,993

Whole Business - 1.7%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	977,500	826,150
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[4]	495,000	451,102
Wingstop Funding LLC
2022-1A, 3.73% due 03/05/52[4]	498,750	428,634
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]	492,500	385,236
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[4]	245,625	184,048
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	94,500	90,641
Total Whole Business		2,365,811

Net Lease - 1.7%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	1,099,131	1,016,813
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[4]	246,686	231,662
2020-1, 2.28% due 07/15/60[4]	227,075	198,186
Capital Automotive REIT
2021-1A, 2.76% due 08/15/51[4]	499,271	369,737
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[4]	400,000	312,637
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	248,073	203,246
Total Net Lease		2,332,281

Financial - 1.1%
KKR Core Holding Company LLC
4.00% due 08/12/31†††	540,449	458,890
Madison Avenue Secured Funding Trust
2021-1, 5.07% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,4	450,000	450,000
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]	224,550	222,068
Thunderbird A
5.50% due 03/01/37†††	150,092	146,339
Nassau LLC
2019-1, 3.98% due 08/15/34[4]	150,593	143,247
Lightning A
5.50% due 03/01/37†††	146,745	143,077
Total Financial		1,563,621

Collateralized Debt Obligations - 0.8%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[4]	750,000	639,337
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[4]	450,000	393,408
Total Collateralized Debt Obligations		1,032,745

Single Family Residence - 0.3%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[4]	150,000	133,120
2020-SFR2, 4.00% due 10/19/37[4]	150,000	131,664
2020-SFR2, 3.37% due 10/19/37[4]	100,000	86,649
Total Single Family Residence		351,433

Infrastructure - 0.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[4]	250,000	219,378
SBA Tower Trust
6.56% due 01/15/28[4]	55,000	55,086
Total Infrastructure		274,464

Transport-Container - 0.1%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	186,134	168,527
Total Asset-Backed Securities
(Cost $30,609,050)		28,284,718

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 17.9%
Residential Mortgage-Backed Securities - 7.7%
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,4	862,887	824,291
PRPM LLC
2022-1, 3.72% due 02/25/27[4,10]	429,826	401,889
2021-5, 1.79% due 06/25/26[4,10]	410,181	371,410
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[4,10]	411,360	371,826
2021-GS5, 2.25% due 07/25/67[4,10]	415,120	371,593
FKRT
2.21% due 11/30/58†††,9	750,000	719,910
Ameriquest Mortgage Securities Trust
2006-M3, 4.55% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36◊	2,068,908	673,963
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 4.51% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36◊	1,239,581	664,601
Securitized Asset-Backed Receivables LLC Trust 2007-BR2
2007-BR2, 4.57% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37◊,4	639,558	533,812

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Home Equity Loan Trust
2007-FRE1, 4.58% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	544,821	$508,297
Towd Point Revolving Trust
4.83% due 09/25/64[9]	500,000	481,300
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,4	486,194	464,560
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[4,10]	482,709	427,529
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,4	440,617	403,976
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,10]	431,644	398,417
First Franklin Mortgage Loan Trust
2006-FF16, 4.81% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 12/25/36◊	894,723	384,153
NovaStar Mortgage Funding Trust Series
2007-2, 4.59% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	393,010	378,237
LSTAR Securities Investment Ltd.
2021-1, 5.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,9	230,243	205,305
2021-2, 5.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,9	174,797	171,819
Master Asset-Backed Securities Trust
2006-WMC4, 4.54% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36◊	1,129,305	362,105
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[4,10]	337,479	324,912
HarborView Mortgage Loan Trust
2006-14, 4.64% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	343,081	292,460
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[11]	1,775,815	209,264
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,4	187,301	166,075
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.89% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	205,738	162,427
OBX Trust
2022-NQM9, 6.45% due 09/25/62[4,10]	99,042	98,558
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	37,288	36,802
Morgan Stanley Re-REMIC Trust
2010-R5, 2.18% due 06/26/36[4]	37,456	32,658
Total Residential Mortgage-Backed Securities		10,442,149

Government Agency - 7.4%
Uniform MBS 30 Year
due 02/01/23[2]	8,680,000	8,136,424
Fannie Mae
3.83% due 05/01/49	1,000,000	846,441
2.41% due 12/01/41	1,000,000	681,612
Fannie Mae-Aces
1.47% (WAC) due 03/25/35◊,11	2,664,245	277,964
Total Government Agency		9,942,441

Commercial Mortgage-Backed Securities - 1.5%
BX Commercial Mortgage Trust
2022-LP2, 6.30% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,4	464,195	432,248
2021-VOLT, 6.32% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36◊,4	350,000	325,489
GS Mortgage Securities Trust
2020-GC45, 0.67% (WAC) due 02/13/53◊,11	9,942,807	323,486
Extended Stay America Trust
2021-ESH, 6.57% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38◊,4	244,048	233,641
Life Mortgage Trust
2021-BMR, 6.67% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38◊,4	245,743	231,868
CFCRE Commercial Mortgage Trust
2016-C3, 0.98% (WAC) due 01/10/48◊,11	5,363,886	130,670
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.42% (WAC) due 01/15/59◊,11	3,591,815	115,370
2015-NXS1, 2.63% due 05/15/48	5,823	5,810
Citigroup Commercial Mortgage Trust
2016-GC37, 1.65% (WAC) due 04/10/49◊,11	2,858,644	116,292
COMM Mortgage Trust
2015-CR26, 0.90% (WAC) due 10/10/48◊,11	5,724,212	110,274
Total Commercial Mortgage-Backed Securities		2,025,148

Military Housing - 1.3%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,4	923,527	914,227
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.49% (WAC) due 11/25/55◊,4	916,364	824,103
Total Military Housing		1,738,330

Total Collateralized Mortgage Obligations
(Cost $26,814,166)		24,148,068

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
U.S. GOVERNMENT SECURITIES†† - 15.0%
U.S. Treasury Notes
4.13% due 11/15/32	5,975,000	$6,097,301
3.88% due 11/30/27	4,800,000	4,773,750
2.63% due 05/31/27	1,710,000	1,611,875
U.S. Treasury Bonds
due 11/15/52[12,13]	3,400,000	1,106,433
due 02/15/52[12,13]	3,180,000	1,022,082
due 02/15/46[12,13]	2,455,000	941,887
due 05/15/44[12,13]	2,145,000	880,396
due 11/15/44[12,13]	490,000	195,943
2.00% due 08/15/51[15]	4,500,000	2,946,445
1.88% due 11/15/51	1,050,000	665,027
Total U.S. Government Securities
(Cost $22,968,477)		20,241,139

SENIOR FLOATING RATE INTERESTS††,◊ - 3.6%
Consumer, Cyclical - 1.0%
MB2 Dental Solutions LLC
10.42% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	442,442	434,505
Zephyr Bidco Ltd.
8.21% (1 Month GBP SONIA + 4.75%, Rate Floor: 5.44%) due 07/23/25	GBP 200,000	197,050
Pacific Bells LLC
9.34% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	139,872	131,014
MB2 Dental Solutions LLC
10.42% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	121,607	119,426
CNT Holdings I Corp.
7.24% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 11/08/27	114,947	111,067
Mavis Tire Express Services TopCo Corp.
8.50% (1 Month Term SOFR + 4.00%, Rate Floor: 5.75%) due 05/04/28	113,384	107,958
BGIS (BIFM CA Buyer, Inc.)
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	110,144	104,912
SP PF Buyer LLC
8.88% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	146,947	96,021
New Trojan Parent, Inc.
7.55% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28	98,500	67,719
Total Consumer, Cyclical		1,369,672

Technology - 0.7%
Datix Bidco Ltd.
6.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP 300,000	354,219
Planview Parent, Inc.
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	227,550	210,686
RLDatix
8.95% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/27/25†††	129,574	126,554
Peraton Corp.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	108,735	105,994
Dun & Bradstreet
7.64% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	95,092	94,057
Apttus Corp.
8.66% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	35,572	33,171
Total Technology		924,681

Consumer, Non-cyclical - 0.5%
Quirch Foods Holdings LLC
8.99% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	197,481	179,708
Mission Veterinary Partners
7.37% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28†††	148,125	131,831
Southern Veterinary Partners LLC
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	123,695	118,232
HAH Group Holding Co. LLC
9.43% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	82,332	78,318
National Mentor Holdings, Inc.
8.33% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	93,901	65,365
Del Monte Foods, Inc.
8.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	66,410	64,355
Elanco Animal Health, Inc.
5.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	64,908	62,221
Total Consumer, Non-cyclical		700,030

Industrial - 0.5%
Mileage Plus Holdings LLC
10.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	225,000	231,131
American Bath Group LLC
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	171,874	150,081
TransDigm, Inc.
6.98% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	126,734	125,033
Air Canada
8.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	94,479	93,180
Service Logic Acquisition, Inc.
8.41% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	35,750	33,783
Total Industrial		633,208

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value
Financial - 0.4%
Higginbotham Insurance Agency, Inc.
9.63% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.00%) due 11/25/26†††	236,977	$230,081
Jane Street Group LLC
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	168,038	162,838
HighTower Holding LLC
8.28% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	148,125	135,287
Trans Union LLC
6.63% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/01/28	42,104	41,637
Duff & Phelps
8.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	32,840	30,613
Total Financial		600,456

Communications - 0.2%
Syndigo LLC
8.84% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27	180,853	162,768
Authentic Brands
7.92% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/21/28	143,508	138,665
Total Communications		301,433

Utilities - 0.1%
Hamilton Projects Acquiror LLC
9.23% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	123,223	121,118

Basic Materials - 0.1%
Illuminate Buyer LLC
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	63,448	60,650
GrafTech Finance, Inc.
7.38% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	47,905	47,306
Total Basic Materials		107,956

Energy - 0.1%
ITT Holdings LLC
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	96,775	95,323
Total Senior Floating Rate Interests
(Cost $5,238,061)		4,853,877

FEDERAL AGENCY BONDS†† - 1.3%
Tennessee Valley Authority
4.25% due 09/15/65	1,000,000	861,187
5.38% due 04/01/56	750,000	789,681
Tennessee Valley Authority Principal Strips
due 01/15/48[12,13]	500,000	134,171
Total Federal Agency Bonds
(Cost $2,556,960)		1,785,039

MUNICIPAL BONDS†† - 0.8%
New York - 0.2%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	300,000	207,009
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	275,000	194,565
Total New York		401,574

Texas - 0.3%
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	500,000	351,917

Illinois - 0.3%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	355,556	348,226
Total Municipal Bonds
(Cost $1,436,552)		1,101,717

COMMERCIAL PAPER†† - 1.9%
McKesson Corp.
4.67% due 01/06/23[4,14]	1,510,000	1,509,021
McCormick & Co, Inc.
4.25% due 01/03/23[4,14]	600,000	599,858
Dollar General Corp.
4.45% due 01/03/23[4,14]	430,000	429,894
Total Commercial Paper
(Cost $2,538,773)		2,538,773

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts/ Notional Value		Value
OTC OPTIONS PURCHASED†† - 0.1%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	USD	3,900,000	$14,533
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	3,900,000	14,533
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	3,900,000	16,529
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	3,850,000	16,317
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	1,950,000	8,264
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	1,900,000	8,052
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	1,600,000	6,781
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	1,600,000	5,962
Total OTC Options Purchased
(Cost $96,418)			90,971

Total Investments - 105.8%
(Cost $164,835,407)			$142,899,723
Other Assets & Liabilities, net - (5.8)%			(7,833,488)
Total Net Assets - 100.0%			$135,066,235

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	35	Mar 2024	$8,351,438	$(22,377)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.45%	Annually	09/26/32	$1,700,000	$(15,160)	$305	$(15,465)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	9,000,000	(377,477)	209	(377,686)
								$(392,637)	$514	$(393,151)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	GBP	Sell	466,000	577,495 USD	01/17/23	$13,935

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security is unsettled and does not have stated effective rate.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $60,394,627 (cost $68,838,023), or 44.7% of total net assets.

[5]	Affiliated issuer.
[6]	Rate indicated is the 7-day yield as of December 31, 2022.
[7]	Perpetual maturity.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,578,569 (cost $1,655,033), or 1.2% of total net assets — See Note 9.

[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at December 31, 2022. See table below for additional step information for each security.

[11]	Security is an interest-only strip.
[12]	Zero coupon rate security.
[13]	Security is a principal-only strip.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]	All or a portion of this security is pledged as interest rate swap collateral at December 31, 2022.
BofA — Bank of America
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$254,962	$30,060	$7	$285,029
Preferred Stocks	—	6,212,275	—	6,212,275
Warrants	649	40	—	689
Mutual Funds	5,884,003	—	—	5,884,003
Money Market Fund	4,537,271	—	—	4,537,271
Corporate Bonds	—	42,591,554	344,600	42,936,154
Asset-Backed Securities	—	27,086,177	1,198,541	28,284,718
Collateralized Mortgage Obligations	—	22,513,931	1,634,137	24,148,068
U.S. Government Securities	—	20,241,139	—	20,241,139
Senior Floating Rate Interests	—	3,277,553	1,576,324	4,853,877
Federal Agency Bonds	—	1,785,039	—	1,785,039
Municipal Bonds	—	1,101,717	—	1,101,717
Commercial Paper	—	2,538,773	—	2,538,773
Options Purchased	—	90,971	—	90,971
Forward Foreign Currency Exchange Contracts**	—	13,935	—	13,935
Total Assets	$10,676,885	$127,483,164	$4,753,609	$142,913,658

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$22,377	$—	$—	$22,377
Interest Rate Swap Agreements**	—	393,151	—	393,151
Unfunded Loan Commitments (Note 8)	—	—	1,569	1,569
Total Liabilities	$22,377	$393,151	$1,569	$417,097

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$748,306	Yield Analysis	Yield	6.2%-6.8%	6.6%
Asset-Backed Securities	450,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	235	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	914,227	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	719,910	Model Price	Market Comparable Yields	7.7%	—
Common Stocks	7	Model Price	Liquidation Value	—	—
Corporate Bonds	344,600	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	1,264,785	Yield Analysis	Yield	10.2%-10.9%	10.6%
Senior Floating Rate Interests	311,539	Third Party Pricing	Broker Quote	—	—
Total Assets	$4,753,609
Liabilities:
Unfunded Loan Commitments	$1,569	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

Significant changes in a quote, yield, liquidation value or market comparable yields would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2022, the Fund had securities with a total value of $582,073 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,764,142 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2022:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$357,878	$2,953,298	$2,552,806	$1,609,782	$—	$7,473,764	$(4,803)
Purchases/(Receipts)	736,837	—	—	660,774	—	1,397,611	4,200
(Sales, maturities and paydowns)/Fundings	(259,551)	(24,262)	(1,081,161)	(384,973)	—	(1,749,947)	422
Amortization of premiums/discounts	—	(6,486)	—	2,801	—	(3,685)	(1,227)
Total realized gains (losses) included in earnings	—	—	(218,838)	(10,882)	—	(229,720)	292
Total change in unrealized appreciation (depreciation) included in earnings	(86,858)	(464,310)	(302,098)	(99,079)	—	(952,345)	(453)
Transfers into Level 3	450,235	—	—	131,831	7	582,073	—
Transfers out of Level 3	—	(824,103)	(606,109)	(333,930)	—	(1,764,142)	—
Ending Balance	$1,198,541	$1,634,137	$344,600	$1,576,324	$7	$4,753,609	$(1,569)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2022	$(86,712)	$(209,459)	$(149,727)	$(76,459)	$—	$(522,357)	$(760)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES E (TOTAL RETURN BOND SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Total Return Bond Fund — R6-Class	$6,967,697	$238,606	$—	$—	$(1,322,300)	$5,884,003	253,512	$238,084

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $158,105,293)	$137,015,720
Investments in affiliated issuers, at value (cost $6,730,114)	5,884,003
Cash	882,773
Segregated cash with broker	26,183
Unamortized upfront premiums paid on interest rate swap agreements	514
Unrealized appreciation on forward foreign currency exchange contracts	13,935
Prepaid expenses	4,639
Receivables:
Interest	925,295
Securities sold	444,697
Fund shares sold	120,346
Dividends	25,160
Foreign tax reclaims	1,518
Total assets	145,344,783

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $809)	1,569
Foreign currency, at value (proceeds $2)	2
Payable for:
Securities purchased	9,110,592
Fund shares redeemed	997,999
Management fees	39,178
Distribution and service fees	28,291
Variation margin on interest rate swap agreements	7,136
Variation margin on futures contracts	6,125
Fund accounting/administration fees	4,005
Transfer agent/maintenance fees	2,084
Trustees’ fees*	559
Miscellaneous	81,008
Total liabilities	10,278,548
Net assets	$135,066,235

Net assets consist of:
Paid in capital	$159,663,743
Total distributable earnings (loss)	(24,597,508)
Net assets	$135,066,235
Capital shares outstanding	9,671,737
Net asset value per share	$13.97

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$177,996
Dividends from securities of affiliated issuers	238,084
Interest (net of foreign withholding tax of $2,777)	6,113,757
Total investment income	6,529,837

Expenses:
Management fees	579,896
Distribution and service fees	370,787
Transfer agent/maintenance fees	25,228
Interest expense	127,685
Fund accounting/administration fees	89,509
Professional fees	84,053
Custodian fees	22,444
Trustees’ fees*	11,979
Line of credit fees	9,613
Miscellaneous	20,732
Total expenses	1,341,926
Less:
Expenses waived by Adviser	(76,067)
Earnings credits applied	(2,171)
Total waived expenses	(78,238)
Net expenses	1,263,688
Net investment income	5,266,149

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(6,168,757)
Investments sold short	292
Swap agreements	(708,205)
Options purchased	510,118
Options written	(225,076)
Forward foreign currency exchange contracts	89,353
Foreign currency transactions	(1,007)
Net realized loss	(6,503,282)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(24,960,927)
Investments in affiliated issuers	(1,322,300)
Swap agreements	(246,347)
Futures contracts	(22,377)
Options purchased	24,833
Options written	(2,596)
Forward foreign currency exchange contracts	(12,437)
Foreign currency translations	(14)
Net change in unrealized appreciation (depreciation)	(26,542,165)
Net realized and unrealized loss	(33,045,447)
Net decrease in net assets resulting from operations	$(27,779,298)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,266,149	$4,295,792
Net realized gain (loss) on investments	(6,503,282)	2,645,106
Net change in unrealized appreciation (depreciation) on investments	(26,542,165)	(7,755,610)
Net decrease in net assets resulting from operations	(27,779,298)	(814,712)

Distributions to shareholders	(4,733,547)	(7,668,530)

Capital share transactions:
Proceeds from sale of shares	30,323,241	44,222,719
Distributions reinvested	4,733,547	7,668,530
Cost of shares redeemed	(41,680,379)	(46,308,753)
Net increase (decrease) from capital share transactions	(6,623,591)	5,582,496
Net decrease in net assets	(39,136,436)	(2,900,746)

Net assets:
Beginning of year	174,202,671	177,103,417
End of year	$135,066,235	$174,202,671

Capital share activity:
Shares sold	1,979,951	2,514,664
Shares issued from reinvestment of distributions	323,330	441,990
Shares redeemed	(2,743,296)	(2,633,591)
Net increase (decrease) in shares	(440,015)	323,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$17.23	$18.09	$16.13	$15.85	$16.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.44	.39	.38	.46
Net gain (loss) on investments (realized and unrealized)	(3.29)	(.51)	1.88	.34	(.29)
Total from investment operations	(2.76)	(.07)	2.27	.72	.17
Less distributions from:
Net investment income	(.46)	(.30)	(.31)	(.44)	(.72)
Net realized gains	(.04)	(.49)	—	—	—
Total distributions	(.50)	(.79)	(.31)	(.44)	(.72)
Net asset value, end of period	$13.97	$17.23	$18.09	$16.13	$15.85

Total Return[b]	(16.15%)	(0.43%)	14.21%	4.49%	1.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,066	$174,203	$177,103	$128,209	$122,850
Ratios to average net assets:
Net investment income (loss)	3.54%	2.51%	2.27%	2.33%	2.85%
Total expenses[c]	0.90%	0.85%	0.88%	0.94%	0.92%
Net expenses[d,e,f]	0.85%	0.78%	0.78%	0.78%	0.78%
Portfolio turnover rate	51%	84%	123%	54%	30%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.76%	0.78%	0.77%	0.77%	0.77%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series F (Floating Rate Strategies Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -0.85%, outperforming the Credit Suisse Leveraged Loan Index (“Index”), the Fund’s benchmark, which returned -1.06% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Leveraged credit finished the Reporting Period with positive returns in the fourth quarter, closing out a choppy and generally negative year for the asset class. The Index significantly outperformed comparable indexes for high-yield and investment-grade bonds, as well as the S&P 500, due to the floating rate coupon of its components providing insulation from rate moves.

For the Reporting Period, loan issuance hit a 12-year low at $226 billion, -63% from 2021’s record levels, as market volatility and rising new issue yields discouraged many prospective issuers from tapping the market. On the demand side, collateralized loan obligations (“CLO”) issuance of $128 billion for the year was robust, in line with 2018 for the second highest year on record besides 2021. Retail flows were down -$13.5 billion for 2022. For the Reporting Period, measurable demand (CLO issuance and net retail flows) exceeded net supply (new issuance less refinancing volume) by $52.2 billion, as CLO issuance outpaced sluggish supply.

The primary driver of relative return for the Reporting Period was credit selection, namely in B and CCC credits (or, said differently, in avoiding of some of the worst-performing names in the benchmark). From a sector point of view, credit selection in the Consumer Non-Cyclicals, Consumer Cyclicals, and Capital Goods sectors were the strongest segments on a relative basis to the benchmark, although an overweight to Consumer Non-Cyclicals slightly detracted from performance. By rating, the Fund had an up-in-quality bias for the Reporting Period, underweight the CCC and defaulted issuer segments, which both also contributed to performance.

How did the Fund use derivatives during the Reporting Period?

The Fund used derivatives in the form of forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had a positive impact on performance for the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

If defaults continue to rise, loan market spreads will likely widen further from current elevated levels, presenting a market that is oversold relative to the underlying fundamentals. We think this could pose an interesting opportunity to add credits selectively that we view as trading cheap relative to their underlying fundamentals, albeit with continued caution regarding cyclical businesses with higher leverage.

The portfolio remains positioned up in quality, underweight the benchmark in both CCCs and in exposure to distressed issuers (names trading below 80). We remain focused on the secondary given the slow start to primary volume in 2023 but will seek to take advantage of new issues if and when volume picks up.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings	(% of Total Net Assets)
SPDR Blackstone Senior Loan ETF	3.6%
Reynolds Group Holdings, Inc., 7.63%	1.0%
Agiliti, 6.88%	1.0%
White Cap Supply Holdings LLC, 8.07%	1.0%
AmWINS Group, Inc., 6.63%	1.0%
Station Casinos LLC, 6.64%	1.0%
TransDigm, Inc., 6.98%	1.0%
Diamond BC BV, 7.16%	1.0%
HUB International Ltd., 7.33%	1.0%
KDC US Holdings, Inc., 8.13%	1.0%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	(0.85%)	1.64%	2.64%
Credit Suisse Leveraged Loan Index	(1.06%)	3.24%	3.59%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	8.0%
BB	28.0%
B	53.0%
CCC	1.4%
NR2	0.2%
Other Instruments	9.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS††† - 0.0%
Industrial - 0.0%
BP Holdco LLC*,1	11,609	$7,040
Vector Phoenix Holdings, LP*	11,609	2,774
API Heat Transfer Parent LLC*	292,731	29
Total Industrial		9,843

Total Common Stocks
(Cost $88,564)		9,843

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate*	36	—

Total Preferred Stocks
(Cost $28,949)		—

EXCHANGE-TRADED FUNDS† - 3.6%
SPDR Blackstone Senior Loan ETF	41,700	1,705,530
Total Exchange-Traded Funds
(Cost $1,760,867)		1,705,530

MONEY MARKET FUND† - 6.1%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 3.82%[2]	2,964,932	2,964,932
Total Money Market Fund
(Cost $2,964,932)		2,964,932

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 93.4%
Industrial - 22.5%
Reynolds Group Holdings, Inc.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26	490,000	483,414
White Cap Supply Holdings LLC
8.07% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/19/27	498,744	481,467
TransDigm, Inc.
6.98% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	483,769	478,065
Brown Group Holding LLC
6.88% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 06/07/28	480,363	470,823
TricorBraun Holdings, Inc.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	494,045	470,321
Arcline FM Holdings LLC
9.48% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	478,938	454,191
Cushman & Wakefield US Borrower LLC
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25	439,824	428,987
Anchor Packaging LLC
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/18/26	448,837	428,078
Atlantic Aviation
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 09/22/28	398,992	392,944
Hunter Douglas, Inc.
7.86% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/26/29	447,750	392,180
PECF USS Intermediate Holding III Corp.
8.63% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	466,082	387,300
Park River Holdings, Inc.
6.99% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	444,343	387,134
LTI Holdings, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	386,908	369,617
Engineered Machinery Holdings, Inc.
8.48% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/19/28	346,500	334,806
FCG Acquisitions, Inc
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/31/28	344,127	326,490
WP CPP Holdings LLC
8.17% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	369,756	320,368
STS Operating, Inc. (SunSource)
8.63% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	297,133	282,895
Charter Next Generation, Inc.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	280,185	271,693
Summit Materials LLC
7.61% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 12/09/27	260,000	259,675
Savage Enterprises LLC
due 09/15/28	250,000	247,500
BWAY Holding Co.
7.37% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	251,452	245,201
USIC Holding, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/12/28	248,371	236,618
Aegion Corp.
9.13% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	248,115	230,953
Pelican Products, Inc.
8.71% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	245,362	218,372
American Bath Group LLC
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/23/27	247,307	215,948
Gates Global LLC
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 11/16/29	209,475	207,642

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Pro Mach Group, Inc.
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	198,056	$192,312
DG Investment Intermediate Holdings 2, Inc.
7.82% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	197,007	188,141
Titan Acquisition Ltd. (Husky)
8.15% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	190,499	177,551
API Heat Transfer
14.67% (3 Month USD LIBOR) (in-kind rate was 14.67%) due 01/01/24†††,3	229,132	116,857
14.67% (3 Month USD LIBOR) (in-kind rate was 14.67%) due 10/02/23†††,3	40,880	34,748
Berlin Packaging LLC
7.91% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 03/13/28	148,125	142,224
Mileage Plus Holdings LLC
10.00% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	135,450	139,141
US Farathane LLC
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	148,206	133,386
Griffon Corporation
7.01% ((3 Month Term SOFR + 2.50%) and (Commercial Prime Lending Rate + 1.50%), Rate Floor: 3.00%) due 01/24/29	123,500	121,108
Air Canada
8.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	99,500	98,132
CPG International LLC
6.92% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/29	100,000	97,000
DXP Enterprises, Inc.
9.95% (6 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 12/23/27	99,746	94,634
TK Elevator Midco GmbH
6.87% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	97,772	93,923
Protective Industrial Products, Inc.
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	99,244	90,312
United Airlines, Inc.
8.11% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	79,814	78,661
Osmose Utility Services, Inc.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	73,385	69,546
Total Industrial		10,890,358

Consumer, Non-cyclical - 19.2%
Agiliti
6.88% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/04/26	494,859	481,869
KDC US Holdings, Inc.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/22/25	494,859	476,405
Medline Borrower LP
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 10/23/28	496,250	470,931
Medical Solutions Parent Holdings, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/01/28	496,630	464,245
Bombardier Recreational Products, Inc.
6.38% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	477,021	460,922
Grifols Worldwide Operations USA, Inc.
6.38% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	465,476	449,379
VC GB Holdings I Corp.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/21/28	495,000	444,881
Elanco Animal Health, Inc.
5.87% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	453,893	435,097
Froneri US, Inc.
6.63% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	397,024	385,720
Resonetics LLC
8.41% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	396,985	377,136
US Foods, Inc.
6.38% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/14/26	375,375	371,107
Triton Water Holdings, Inc.
8.23% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	394,001	365,041
Hearthside Group Holdings LLC
8.07% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	378,327	334,630
National Mentor Holdings, Inc.
8.33% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	425,298	296,054
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	17,906	12,465
IQVIA Holdings, Inc.
6.48% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	250,000	248,595
Perrigo Investments LLC
6.92% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 04/20/29	248,750	246,884
Del Monte Foods, Inc.
8.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	250,000	242,265
Mamba Purchaser, Inc.
7.89% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 10/16/28	249,372	237,631

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
HAH Group Holding Co. LLC
9.43% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	248,735	$236,608
Energizer Holdings, Inc.
6.63% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	241,143	236,019
Kronos Acquisition Holdings, Inc.
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	246,492	233,860
Dermatology Intermediate Holdings III, Inc.
8.57% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29†††	234,777	228,321
Mission Veterinary Partners
7.37% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28†††	246,875	219,719
Reynolds Consumer Products LLC
6.13% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/04/27	220,468	218,435
Sigma Holding BV (Flora Food)
5.90% (6 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	238,750	215,443
Weber-Stephen Products LLC
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	248,455	208,702
Chefs’ Warehouse, Inc.
9.17% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 08/23/29	199,500	197,256
Osmosis Holdings Australia II Pty Ltd.
7.97% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 07/30/28	99,500	93,572
7.84% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 07/31/28	84,972	79,874
8.09% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/31/28	7,389	6,946
Pearl Intermediate Parent LLC
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	148,087	138,765
TGP Holdings LLC
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	107,195	85,220
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28	6,982	5,551
Endo Luxembourg Finance Company I SARL
13.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	98,750	78,753
Aveanna Healthcare LLC
4.25% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/17/28	11,292	8,780
Total Consumer, Non-cyclical		9,293,081

Consumer, Cyclical - 16.0%
Station Casinos LLC
6.64% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.50%) due 02/08/27	493,579	480,983
Fertitta Entertainment LLC
8.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/27/29	497,494	472,062
Stars Group (Amaya)
6.98% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	444,375	437,523
Packers Holdings LLC
7.54% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	497,510	433,147
First Brands Group LLC
7.94% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 03/30/27	442,372	417,599
Dealer Tire, LLC
8.82% (1 Month Term SOFR + 4.50%, Rate Floor: 0.50%) due 12/14/27	415,625	409,598
American Tire Distributors, Inc.
10.61% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	447,750	407,452
Power Solutions (Panther)
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	400,000	391,168
1011778 BC Unlimited Liability Co.
6.14% ((1 Month USD LIBOR + 1.75%) and (3 Month USD LIBOR + 1.75%), Rate Floor: 1.75%) due 11/19/26	363,676	356,857
PetSmart LLC
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	345,625	337,524
Hilton Worldwide Finance LLC
6.17% (1 Month Term SOFR + 1.75%, Rate Floor: 2.75%) due 06/22/26	250,000	249,005
PCI Gaming Authority, Inc.
6.88% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/29/26	250,000	248,125
Petco Health And Wellness Company, Inc.
8.09% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/03/28	254,353	246,590
Congruex Group LLC
9.99% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	248,750	241,288
Thevelia US LLC
8.73% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/18/29	248,750	240,044
Scientific Games Holdings, LP
7.10% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/04/29	249,375	237,412
BGIS (BIFM CA Buyer, Inc.)
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	248,711	236,898
CCRR Parent, Inc.
8.14% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	249,365	236,792
Galaxy US Opco, Inc.
9.07% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/30/29	250,000	225,625

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Eagle Parent Corp.
8.83% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29	223,313	$218,846
Eyemart Express LLC
5.00% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 08/31/27	250,000	212,500
New Trojan Parent, Inc.
7.55% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 01/06/28	248,737	171,007
Go Daddy Operating Company LLC
7.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/09/29	150,000	149,604
Mavis Tire Express Services TopCo Corp.
8.50% (1 Month Term SOFR + 4.00%, Rate Floor: 5.75%) due 05/04/28	147,750	140,679
Michaels Stores, Inc.
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/14/28	161,033	138,579
Entain Holdings (Gibraltar) Ltd.
8.18% (3 Month Term SOFR + 3.60%, Rate Floor: 0.50%) due 10/31/29	100,000	99,417
Rent-A-Center, Inc.
7.69% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	98,250	94,443
WIRB - Copernicus Group, Inc.
8.38% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	98,734	89,354
WW International, Inc.
7.89% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28	94,500	53,392
EG Finco Ltd.
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	37,184	35,023
Total Consumer, Cyclical		7,708,536

Financial - 11.1%
AmWINS Group, Inc.
6.63% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	490,745	481,391
HUB International Ltd.
7.33% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	482,323	476,497
NFP Corp.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	480,500	458,791
Trans Union LLC
6.13% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/13/26	439,150	432,484
FleetCor Technologies Operating Company LLC
6.13% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/28/28	394,992	390,426
Virtu Financial
7.42% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 01/13/29	400,000	388,600
Teneo Holdings LLC
9.67% (1 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 07/11/25	382,038	366,757
Jane Street Group LLC
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	278,274	269,665
Focus Financial Partners, LLC
7.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/30/28	249,375	246,051
Claros Mortgage Trust, Inc.
8.92% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/10/26	248,744	245,324
Citadel Securities, LP
6.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/02/28	246,250	241,140
Apollo Commercial Real Estate Finance, Inc.
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/15/26	249,354	238,133
Aretec Group, Inc.
8.67% (1 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 10/01/25	240,000	234,120
USI, Inc.
8.33% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 11/22/29	209,421	207,178
Apex Group Treasury LLC
9.33% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 07/27/28	200,000	194,000
Franchise Group, Inc.
8.69% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	199,776	191,785
Starwood Property Mortgage LLC
7.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 11/18/27	123,000	120,963
Blackstone Mortgage Trust, Inc.
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 05/09/29†††	99,500	97,261
Duff & Phelps
8.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	99,237	92,508
Total Financial		5,373,074

Communications - 11.0%
CSC Holdings LLC
due 01/17/28	691,578	649,406
WMG Acquisition Corp.
6.51% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 01/20/28	450,000	444,186
SFR Group S.A.
7.77% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	471,438	435,688
Playtika Holding Corp.
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	444,361	423,303
Ziggo Financing Partnership
6.82% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	400,000	389,376

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Telenet Financing USD LLC
6.32% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/28/28	400,000	$388,600
Level 3 Financing, Inc.
6.13% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	387,478	370,526
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	345,625	324,563
Zayo Group Holdings, Inc.
7.38% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	324,116
Virgin Media Bristol LLC
6.82% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	250,406	245,846
SBA Senior Finance II LLC
6.14% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/11/25	245,863	244,771
Internet Brands, Inc.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	242,218	234,985
Xplornet Communications, Inc.
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	296,250	229,099
Flight Bidco, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	248,701	228,417
Radiate Holdco LLC
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/25/26	248,744	201,147
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	205,952	184,778
Total Communications		5,318,807

Technology - 9.3%
Emerald TopCo, Inc. (Press Ganey)
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	500,533	457,362
Boxer Parent Company, Inc.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	463,433	442,949
Athenahealth Group, Inc.
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/15/29	425,399	383,012
due 02/15/29	18,116	18,047
Polaris Newco LLC
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	321,958	293,098
Peraton Corp.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	289,384	282,088
Conair Holdings LLC
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	326,768	273,260
Entegris, Inc.
7.52% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%), Rate Floor: 3.00%) due 07/06/29	250,000	249,062
Navicure, Inc.
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	249,359	244,579
Atlas CC Acquisition Corp.
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	289,507	242,566
Imprivata, Inc.
8.57% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/01/27	248,750	239,345
Ascend Learning LLC
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/11/28	247,500	233,578
CoreLogic, Inc.
7.94% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	272,548	226,555
VT TopCo, Inc.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	233,202	225,430
Sabre GLBL, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/17/27	147,750	134,084
9.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.50%) due 06/30/28	90,046	82,787
Project Ruby Ultimate Parent Corp.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	196,500	185,376
Park Place Technologies, LLC
9.42% (1 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 11/10/27	174,114	163,594
CDK Global, Inc.
9.08% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 07/06/29	100,000	98,977
DCert Buyer, Inc.
8.70% (6 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/16/26	29,923	28,865
Total Technology		4,504,614

Basic Materials - 3.4%
Diamond BC BV
7.16% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 09/29/28	495,000	477,675
Messer Industries USA, Inc.
7.23% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	410,001	405,901
CTEC III GmbH
5.70% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/16/29	EUR 400,000	402,031

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
INEOS Ltd.
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	147,750	$144,906
Axalta Coating Systems Dutch Holding B B.V.
7.51% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 12/07/29	100,000	100,000
W.R. Grace Holdings LLC
8.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 09/22/28	99,000	96,958
Total Basic Materials		1,627,471

Energy - 0.5%
TransMontaigne Operating Company LP
7.87% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/17/28	248,744	243,458

Utilities - 0.4%
UGI Energy Services, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/13/26	99,742	99,261
Granite Generation LLC
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/09/26	85,786	83,145
Total Utilities		182,406

Total Senior Floating Rate Interests
(Cost $47,356,137)		45,141,805

Total Investments - 103.1%
(Cost $52,199,449)		$49,822,110
Other Assets & Liabilities, net - (3.1)%		(1,483,292)
Total Net Assets - 100.0%		$48,338,818

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Barclays Bank plc	EUR	Sell	388,000	413,354 USD	01/17/23	$(2,596)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs,unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
[3]	Payment-in-kind security.
EUR — Euro
EURIBOR — European Interbank Offered Rate
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$9,843		$9,843
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	1,705,530	—	—		1,705,530
Money Market Fund	2,964,932	—	—		2,964,932
Senior Floating Rate Interests	—	44,444,899	696,906		45,141,805
Total Assets	$4,670,462	$44,444,899	$706,749		$49,822,110

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$2,596	$—	$2,596
Unfunded Loan Commitments (Note 8)	—	—	7,934	7,934
Total Liabilities	$—	$2,596	$7,934	$10,530

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$9,814	Enterprise Value	Valuation Multiple	2.7x-11.8x	5.3x
Common Stocks	29	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	151,605	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	545,301	Third Party Pricing	Broker Quote	—	—
Total Assets	$706,749
Liabilities:
Unfunded Loan Commitments	$7,934	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2022:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$88,644	$11,406	$100,050	$(1,735)
Purchases/(Receipts)	616,935	—	616,935	(1,257)
(Sales, maturities and paydowns)/Fundings	(4,636)	—	(4,636)	1,885
Amortization of premiums/discounts	(8,944)	—	(8,944)	306
Total realized gains (losses) included in earnings	6	—	6	(153)
Total change in unrealized appreciation (depreciation) included in earnings	4,901	(1,563)	3,338	(6,980)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending Balance	$696,906	$9,843	$706,749	$(7,934)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2022	$(5,020)	$(1,563)	$(6,583)	$(6,014)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22
Common Stocks
BP Holdco LLC *	$8,184	$—	$—	$—	$(1,144)	$7,040	11,609

*	Non-income producing security.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $52,195,350)	$49,815,070
Investments in affiliated issuers, at value (cost $4,099)	7,040
Foreign currency, at value (cost 8,443)	8,529
Cash	123,745
Prepaid expenses	4,153
Receivables:
Securities sold	301,276
Interest	161,829
Fund shares sold	78,246
Total assets	50,499,888

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $1,921)	7,934
Unrealized depreciation on forward foreign currency exchange contracts	2,596
Payable for:
Securities purchased	2,038,188
Fund shares redeemed	25,835
Management fees	19,342
Distribution and service fees	9,998
Transfer agent/maintenance fees	2,146
Trustees’ fees*	2,001
Fund accounting/administration fees	1,723
Miscellaneous	51,307
Total liabilities	2,161,070
Net assets	$48,338,818

Net assets consist of:
Paid in capital	$53,002,433
Total distributable earnings (loss)	(4,663,615)
Net assets	$48,338,818
Capital shares outstanding	2,047,384
Net asset value per share	$23.61

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$64,855
Interest from securities of unaffiliated issuers	2,376,199
Total investment income	2,441,054

Expenses:
Management fees	307,310
Distribution and service fees	117,869
Transfer agent/maintenance fees	25,369
Professional fees	64,828
Fund accounting/administration fees	34,355
Custodian fees	14,325
Trustees’ fees*	11,543
Line of credit fees	10,940
Miscellaneous	14,196
Total expenses	600,735
Less:
Expenses reimbursed by Adviser:	(1,179)
Expenses waived by Adviser	(51,332)
Earnings credits applied	(944)
Total waived expenses	(53,455)
Net expenses	547,280
Net investment income	1,893,774

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(464,171)
Forward foreign currency exchange contracts	8,645
Foreign currency transactions	26,214
Net realized loss	(429,312)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,014,086)
Investments in affiliated issuers	(1,144)
Forward foreign currency exchange contracts	(2,596)
Foreign currency translations	114
Net change in unrealized appreciation (depreciation)	(2,017,712)
Net realized and unrealized loss	(2,447,024)
Net decrease in net assets resulting from operations	$(553,250)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,893,774	$1,070,948
Net realized loss on investments	(429,312)	(8,680)
Net change in unrealized appreciation (depreciation) on investments	(2,017,712)	17,167
Net increase (decrease) in net assets resulting from operations	(553,250)	1,079,435

Distributions to shareholders	(1,070,948)	(1,106,221)

Capital share transactions:
Proceeds from sale of shares	41,718,376	24,874,622
Distributions reinvested	1,070,948	1,106,221
Cost of shares redeemed	(43,594,800)	(16,189,276)
Net increase (decrease) from capital share transactions	(805,476)	9,791,567
Net increase (decrease) in net assets	(2,429,674)	9,764,781

Net assets:
Beginning of year	50,768,492	41,003,711
End of year	$48,338,818	$50,768,492

Capital share activity:
Shares sold	1,752,818	1,018,724
Shares issued from reinvestment of distributions	46,402	45,844
Shares redeemed	(1,832,795)	(663,701)
Net increase (decrease) in shares	(33,575)	400,867

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$24.40	$24.41	$25.96	$25.30	$26.26
Income (loss) from investment operations:
Net investment income (loss)[a]	.95	.58	.68	1.06	1.01
Net gain (loss) on investments (realized and unrealized)	(1.18)	.02	(.74)	.85	(1.21)
Total from investment operations	(.23)	.60	(.06)	1.91	(.20)
Less distributions from:
Net investment income	(.56)	(.61)	(1.49)	(1.25)	(.76)
Total distributions	(.56)	(.61)	(1.49)	(1.25)	(.76)
Net asset value, end of period	$23.61	$24.40	$24.41	$25.96	$25.30

Total Return[b]	(0.85%)	2.50%	0.01%	7.60%	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,339	$50,768	$41,004	$46,047	$58,798
Ratios to average net assets:
Net investment income (loss)	4.01%	2.36%	2.81%	4.10%	3.85%
Total expenses	1.27%	1.34%	1.47%	1.38%	1.26%
Net expenses[c,d,e]	1.16%	1.17%	1.23%	1.21%	1.16%
Portfolio turnover rate	68%	56%	60%	28%	80%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.00%*

*	Less than 0.01%.

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.14%	1.14%	1.15%	1.15%	1.15%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series J (StylePlusTM—Mid Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -27.78%, underperforming the Russell Midcap Growth Index (“Index”), the Fund’s benchmark, which returned -26.72% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund underperformed the Russell Mid Growth Index by 1.1% net of fees. During this Reporting Period, active equity and active fixed income contributed +1.8% and -0.8% to the Fund’s relative return differential, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund III	29.7%
Guggenheim Variable Insurance Strategy Fund III	27.4%
Guggenheim Strategy Fund II	18.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.9%
Steel Dynamics, Inc.	0.3%
United Therapeutics Corp.	0.3%
Builders FirstSource, Inc.	0.3%
Fair Isaac Corp.	0.3%
Olin Corp.	0.3%
Lincoln Electric Holdings, Inc.	0.3%
Top Ten Total	78.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	(27.78%)	5.98%	10.32%
Russell Midcap Growth Index	(26.72%)	7.64%	11.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 19.6%

Industrial - 5.1%
Builders FirstSource, Inc.*	6,870	$445,726
Lincoln Electric Holdings, Inc.	2,893	418,010
Eagle Materials, Inc.	3,056	405,990
Carlisle Companies, Inc.	1,715	404,140
Donaldson Company, Inc.	6,568	386,658
Louisiana-Pacific Corp.	6,338	375,210
Simpson Manufacturing Company, Inc.	3,769	334,159
Toro Co.	2,644	299,301
Acuity Brands, Inc.	1,804	298,760
Littelfuse, Inc.	1,219	268,424
UFP Industries, Inc.	3,374	267,389
Mueller Industries, Inc.	4,321	254,939
nVent Electric plc	5,718	219,971
Hubbell, Inc.	907	212,855
Axon Enterprise, Inc.*	1,226	203,430
Middleby Corp.*	1,368	183,175
Sealed Air Corp.	3,644	181,763
TopBuild Corp.*	1,159	181,372
Masco Corp.	3,696	172,492
Jabil, Inc.	2,174	148,267
EMCOR Group, Inc.	987	146,184
Trex Company, Inc.*	3,420	144,769
Esab Corp.	3,070	144,044
Universal Display Corp.	1,288	139,156
Lennox International, Inc.	567	135,643
Graco, Inc.	1,959	131,762
Fortune Brands Innovations, Inc.	2,176	124,271
AECOM	1,376	116,864
Curtiss-Wright Corp.	695	116,058
AGCO Corp.	673	93,338
Otis Worldwide Corp.	1,131	88,569
Applied Industrial Technologies, Inc.	686	86,457
Silgan Holdings, Inc.	1,656	85,847
Knight-Swift Transportation Holdings, Inc.	1,580	82,808
Owens Corning	940	80,182
Masterbrand, Inc.*	2,176	16,429
Total Industrial		7,394,412

Technology - 4.1%
Fair Isaac Corp.*	718	429,798
Cirrus Logic, Inc.*	4,428	329,797
Lattice Semiconductor Corp.*	4,881	316,679
Power Integrations, Inc.	4,252	304,953
CommVault Systems, Inc.*	4,837	303,957
Genpact Ltd.	6,554	303,581
Synaptics, Inc.*	2,579	245,418
ACI Worldwide, Inc.*	10,356	238,188
ExlService Holdings, Inc.*	1,382	234,152
Concentrix Corp.	1,700	226,372
Dynatrace, Inc.*	5,830	223,289
Diodes, Inc.*	2,904	221,111
Maximus, Inc.	2,806	205,764
MACOM Technology Solutions Holdings, Inc.*	3,203	201,725
Lumentum Holdings, Inc.*	3,588	187,186
Qualys, Inc.*	1,646	184,731
Rambus, Inc.*	4,978	178,312
Teradata Corp.*	5,122	172,407
Qorvo, Inc.*	1,502	136,141
NetApp, Inc.	2,216	133,093
Manhattan Associates, Inc.*	1,076	130,626
Microchip Technology, Inc.	1,728	121,392
HP, Inc.	4,359	117,126
SiTime Corp.*	1,133	115,136
Amkor Technology, Inc.	4,595	110,188
Skyworks Solutions, Inc.	1,205	109,812
NXP Semiconductor N.V.	611	96,556
Onto Innovation, Inc.*	1,353	92,126
ON Semiconductor Corp.*	1,443	90,000
Seagate Technology Holdings plc	1,703	89,595
CACI International, Inc. — Class A*	287	86,270
Total Technology		5,935,481

Consumer, Non-cyclical - 3.1%
United Therapeutics Corp.*	1,605	446,334
Neurocrine Biosciences, Inc.*	2,947	351,990
Halozyme Therapeutics, Inc.*	6,042	343,790
Quest Diagnostics, Inc.	1,975	308,969
Darling Ingredients, Inc.*	4,804	300,682
Hologic, Inc.*	3,931	294,078
Exelixis, Inc.*	13,698	219,716
Shockwave Medical, Inc.*	1,048	215,479
Jazz Pharmaceuticals plc*	1,317	209,811
QuidelOrtho Corp.*	2,305	197,469
Repligen Corp.*	1,111	188,104
Service Corporation International	2,568	177,551
Medpace Holdings, Inc.*	822	174,601
H&R Block, Inc.	4,691	171,268
Globus Medical, Inc. — Class A*	2,251	167,182
Incyte Corp.*	1,774	142,488
Masimo Corp.*	676	100,014
Bruker Corp.	1,372	93,776
LHC Group, Inc.*	524	84,726
Acadia Healthcare Company, Inc.*	1,017	83,719
Lantheus Holdings, Inc.*	1,590	81,027
AMN Healthcare Services, Inc.*	769	79,069
Total Consumer, Non-cyclical		4,431,843

Consumer, Cyclical - 2.8%
Wyndham Hotels & Resorts, Inc.	4,759	339,364
Brunswick Corp.	4,387	316,215
Boyd Gaming Corp.	5,537	301,933
Yum! Brands, Inc.	2,112	270,505
Crocs, Inc.*	2,291	248,413
Tempur Sealy International, Inc.	6,897	236,774
AutoNation, Inc.*	2,107	226,081
Watsco, Inc.	884	220,470
Williams-Sonoma, Inc.	1,855	213,177
Churchill Downs, Inc.	945	199,801
Deckers Outdoor Corp.*	474	189,202
Academy Sports & Outdoors, Inc.	3,482	182,944
Wingstop, Inc.	1,280	176,154
Casey’s General Stores, Inc.	714	160,186

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
Asbury Automotive Group, Inc.*	816	$146,268
YETI Holdings, Inc.*	2,872	118,642
Murphy USA, Inc.	412	115,170
Polaris, Inc.	1,107	111,807
Mattel, Inc.*	6,095	108,735
Choice Hotels International, Inc.	742	83,579
BJ’s Wholesale Club Holdings, Inc.*	1,257	83,163
Total Consumer, Cyclical		4,048,583

Financial - 1.6%
Cathay General Bancorp	7,107	289,883
Evercore, Inc. — Class A	2,568	280,117
Wintrust Financial Corp.	2,829	239,107
Ameris Bancorp	4,907	231,316
Interactive Brokers Group, Inc. — Class A	3,001	217,122
Annaly Capital Management, Inc. REIT	9,876	208,186
United Community Banks, Inc.	4,792	161,970
First Horizon Corp.	5,893	144,378
Kinsale Capital Group, Inc.	515	134,683
Selective Insurance Group, Inc.	1,003	88,876
RenaissanceRe Holdings Ltd.	480	88,430
CubeSmart REIT	2,075	83,519
Jefferies Financial Group, Inc.	2,391	81,964
Rexford Industrial Realty, Inc. REIT	1,083	59,175
Total Financial		2,308,726

Energy - 1.4%
Antero Midstream Corp.	35,999	388,429
DT Midstream, Inc.	6,164	340,623
PDC Energy, Inc.	4,946	313,972
NOV, Inc.	9,926	207,354
ONEOK, Inc.	2,914	191,450
Targa Resources Corp.	2,542	186,837
Matador Resources Co.	3,200	183,168
Occidental Petroleum Corp.	2,291	144,310
Southwestern Energy Co.*	21,475	125,629
Total Energy		2,081,772

Basic Materials - 1.1%
Steel Dynamics, Inc.	4,636	452,937
Olin Corp.	7,924	419,497
Reliance Steel & Aluminum Co.	1,438	291,109
Ingevity Corp.*	3,845	270,842
RPM International, Inc.	1,145	111,580
Total Basic Materials		1,545,965

Utilities - 0.2%
OGE Energy Corp.	3,690	145,939
National Fuel Gas Co.	1,502	95,077
Essential Utilities, Inc.	1,817	86,725
Total Utilities		327,741

Communications - 0.2%
Calix, Inc.*	1,714	117,289
Nexstar Media Group, Inc. — Class A	659	115,345
VeriSign, Inc.*	446	91,626
Total Communications		324,260

Total Common Stocks
(Cost $28,422,354)		28,398,783

MUTUAL FUNDS† - 77.1%
Guggenheim Strategy Fund III[1]	1,794,029	43,164,347
Guggenheim Variable Insurance Strategy Fund III[1]	1,653,693	39,804,396
Guggenheim Strategy Fund II1	1,092,465	26,262,849
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	280,618	2,705,158
Total Mutual Funds
(Cost $115,135,786)		111,936,750

MONEY MARKET FUND† - 1.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[2]	2,498,810	2,498,810
Total Money Market Fund
(Cost $2,498,810)		2,498,810

Total Investments - 98.4%
(Cost $146,056,950)		$142,834,343
Other Assets & Liabilities, net - 1.6%		2,338,729
Total Net Assets - 100.0%		$145,173,072

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	5	Mar 2023	$965,375	$(40,819)
S&P MidCap 400 Index Mini Futures Contracts	16	Mar 2023	3,909,280	(50,600)
NASDAQ-100 Index Mini Futures Contracts	4	Mar 2023	881,840	(64,671)
			$5,756,495	$(156,090)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	Pay	4.54% (Federal Funds Rate + 0.21%)	At Maturity	06/28/23	27,817	$113,894,203	$2,109,057

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$28,398,783	$—	$—	$28,398,783
Mutual Funds	111,936,750	—	—	111,936,750
Money Market Fund	2,498,810	—	—	2,498,810
Equity Index Swap Agreements**	—	2,109,057	—	2,109,057
Total Assets	$142,834,343	$2,109,057	$—	$144,943,400

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$156,090	$—	$—	$156,090

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$31,106,522	$66,542,147	$(70,406,849)	$(955,413)	$(23,558)	$26,262,849	1,092,465	$793,742
Guggenheim Strategy Fund III	58,441,099	4,422,133	(17,531,958)	(466,356)	(1,700,571)	43,164,347	1,794,029	1,415,053
Guggenheim Ultra Short Duration Fund — Institutional Class	18,802,104	66,116	(16,074,987)	(102,954)	14,879	2,705,158	280,618	66,355
Guggenheim Variable Insurance Strategy Fund III	45,644,872	5,131,003	(9,382,998)	(219,354)	(1,369,127)	39,804,396	1,653,693	1,123,921
	$153,994,597	$76,161,399	$(113,396,792)	$(1,744,077)	$(3,078,377)	$111,936,750		$3,399,071

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $30,921,164)	$30,897,593
Investments in affiliated issuers, at value (cost $115,135,786)	111,936,750
Cash	6,974,505
Segregated cash with broker	333,800
Unrealized appreciation on OTC swap agreements	2,109,057
Prepaid expenses	3,826
Receivables:
Dividends	482,176
Fund shares sold	22,398
Interest	17,714
Investment Adviser	109
Total assets	152,777,928

Liabilities:
Segregated cash due to broker	6,870,000
Payable for:
Securities purchased	481,488
Management fees	68,443
Distribution and service fees	30,707
Swap settlement	28,196
Variation margin on futures contracts	23,663
Fund shares redeemed	15,051
Fund accounting/administration fees	2,599
Trustees’ fees*	2,560
Transfer agent/maintenance fees	2,076
Miscellaneous	80,073
Total liabilities	7,604,856
Net assets	$145,173,072

Net assets consist of:
Paid in capital	$193,712,349
Total distributable earnings (loss)	(48,539,277)
Net assets	$145,173,072
Capital shares outstanding	3,942,593
Net asset value per share	$36.82

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $167)	$339,404
Dividends from securities of affiliated issuers	3,399,071
Interest	70,541
Total investment income	3,809,016

Expenses:
Management fees	1,203,500
Distribution and service fees	400,174
Transfer agent/maintenance fees	25,187
Fund accounting/administration fees	95,713
Interest expense	67,768
Professional fees	47,258
Custodian fees	15,059
Trustees’ fees*	13,258
Line of credit fees	4,854
Miscellaneous	22,819
Total expenses	1,895,590
Less:
Expenses waived by Adviser	(355,014)
Earnings credits applied	(4,313)
Total waived expenses	(359,327)
Net expenses	1,536,263
Net investment income	2,272,753

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,631,367)
Investments in affiliated issuers	(1,744,077)
Swap agreements	(43,923,527)
Futures contracts	(106,387)
Net realized loss	(49,405,358)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,808,921)
Investments in affiliated issuers	(3,078,377)
Swap agreements	(2,943,839)
Futures contracts	(223,296)
Net change in unrealized appreciation (depreciation)	(9,054,433)
Net realized and unrealized loss	(58,459,791)
Net decrease in net assets resulting from operations	$(56,187,038)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,272,753	$602,667
Net realized gain (loss) on investments	(49,405,358)	47,983,165
Net change in unrealized appreciation (depreciation) on investments	(9,054,433)	(23,362,414)
Net increase (decrease) in net assets resulting from operations	(56,187,038)	25,223,418

Distributions to shareholders	(43,841,105)	(27,830,332)

Capital share transactions:
Proceeds from sale of shares	16,227,294	7,094,590
Distributions reinvested	43,841,105	27,830,332
Cost of shares redeemed	(13,494,617)	(24,610,575)
Net increase from capital share transactions	46,573,782	10,314,347
Net increase (decrease) in net assets	(53,454,361)	7,707,433

Net assets:
Beginning of year	198,627,433	190,920,000
End of year	$145,173,072	$198,627,433

Capital share activity:
Shares sold	285,794	92,701
Shares issued from reinvestment of distributions	1,157,674	400,552
Shares redeemed	(291,950)	(336,867)
Net increase in shares	1,151,518	156,386

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$71.17	$72.46	$58.49	$48.75	$59.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.22	.39	.79	.97
Net gain (loss) on investments (realized and unrealized)	(20.02)	9.44	17.43	14.90	(4.08)
Total from investment operations	(19.36)	9.66	17.82	15.69	(3.11)
Less distributions from:
Net investment income	(.20)	(.40)	(.84)	(.49)	(.83)
Net realized gains	(14.79)	(10.55)	(3.01)	(5.46)	(7.13)
Total distributions	(14.99)	(10.95)	(3.85)	(5.95)	(7.96)
Net asset value, end of period	$36.82	$71.17	$72.46	$58.49	$48.75

Total Return[b]	(27.78%)	13.69%	32.10%	32.70%	(7.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,173	$198,627	$190,920	$157,675	$137,116
Ratios to average net assets:
Net investment income (loss)	1.42%	0.30%	0.66%	1.39%	1.64%
Total expenses[c]	1.18%	1.16%	1.22%	1.30%	1.28%
Net expenses[d,e]	0.96%	0.89%	0.89%	1.00%	1.01%
Portfolio turnover rate	87%	60%	71%	57%	66%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.91%	0.87%	0.88%	0.92%	0.94%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series N (Managed Asset Allocation Series, or the “Fund”) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager; and Matthew Wu, Ph.D., CFA, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -16.57%, underperforming the weighted benchmark that is 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index, which returned -15.79%. The S&P 500 Index returned -18.11% over the year and the Bloomberg U.S. Aggregate Bond Index returned -13.01% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The year 2022 started with high inflation, with CPI year-over-year above 7%. Russia’s invasion into Ukraine made the inflation situation even worse. The Federal Reserve was clearly behind the curve and applied tightening policies in an aggressive way, comparable to what it did in the early 1980s. Essentially, all financial assets fell, with the bond markets seeing their worst performance in decades. Within equity, investors’ risk aversion sentiment punished international markets even more.

Our tactical models correctly overweighted U.S. equity and underweighted international equity for the first ten months in the Reporting Period. Within U.S. equity, we overweighted large cap and underweighted small cap. The models also successfully captured a few short-term opportunities in currency markets.

In the meantime, interest rate increases hurt our cash strategies funds.

In terms of absolute returns, the biggest detractors were iBoxx Investment Grade Corporate Bond ETFs, S&P 500 Index futures and ETFs, and Russell 2000 Index futures and ETFs.

How did the Fund use derivatives during the Reporting Period?

We have used index and bond futures to replicate benchmark exposures and traded them when we found it less expensive than trading ETFs.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, we continued to position the portfolio holdings to closely replicate most of the benchmark’s exposures. The financial markets are not as overvalued as a year ago, while the debate about monetary policy’s direction will continue as the inflation numbers show initial evidence of easing. Also in dispute is the impact of China’s reopening. Therefore, markets are expected to continue to be volatile, which may generate short-term opportunities for our models to capture.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings	(% of Total Net Assets)
Vanguard S&P 500 ETF	22.0%
Schwab U.S. Aggregate Bond ETF	14.9%
SPDR S&P 500 ETF Trust	11.2%
iShares MSCI EAFE ETF	6.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.2%
iShares Core S&P Mid-Cap ETF	6.1%
iShares 7-10 Year Treasury Bond ETF	5.5%
iShares 1-3 Year Treasury Bond ETF	4.8%
Guggenheim Strategy Fund II	4.3%
Guggenheim Variable Insurance Strategy Fund III	3.0%
Top Ten Total	84.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	(16.57%)	3.65%	6.08%
S&P 500 Index	(18.11%)	9.42%	12.56%
Blended Index**	(15.79%)	5.96%	8.08%
Bloomberg U.S. Aggregate Bond Index	(13.01%)	0.02%	1.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Blended index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 81.5%
Vanguard S&P 500 ETF	22,530	$7,915,690
Schwab U.S. Aggregate Bond ETF	117,462	5,362,140
SPDR S&P 500 ETF Trust	10,501	4,015,897
iShares MSCI EAFE ETF	35,262	2,314,598
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,221	2,237,330
iShares Core S&P Mid-Cap ETF	9,114	2,204,586
iShares 7-10 Year Treasury Bond ETF	20,726	1,985,136
iShares 1-3 Year Treasury Bond ETF	21,409	1,737,769
iShares Russell 1000 Value ETF	4,533	687,430
iShares TIPS Bond ETF	3,987	424,376
iShares iBoxx High Yield Corporate Bond ETF	5,736	422,342
iShares Core S&P 500 ETF	2	768
Total Exchange-Traded Funds
(Cost $24,428,980)		29,308,062

MUTUAL FUNDS† - 13.0%
Guggenheim Strategy Fund II1	63,901	1,536,185
Guggenheim Variable Insurance Strategy Fund III[1]	45,729	1,100,686
Guggenheim Strategy Fund III[1]	42,900	1,032,163
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	105,191	1,014,044
Total Mutual Funds
(Cost $4,857,790)		4,683,078

MONEY MARKET FUND† - 4.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[2]	1,630,605	1,630,605
Total Money Market Fund
(Cost $1,630,605)		1,630,605

	Face Amount
U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
3.79% due 01/17/23[3,4]	$334,000	333,522
Total U.S. Treasury Bills
(Cost $333,423)		333,522

Total Investments - 100.0%
(Cost $31,250,798)		$35,955,267
Other Assets & Liabilities, net - 0.0%		14,070
Total Net Assets - 100.0%		$35,969,337

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 2 Year Note Futures Contracts	2	Mar 2023	$410,000	$372
U.S. Treasury 10 Year Note Futures Contracts	7	Mar 2023	784,875	(3,293)
			$1,194,875	$(2,921)
Currency Futures Contracts Purchased†
British Pound Futures Contracts	5	Mar 2023	$378,437	$(3,263)
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	17	Mar 2023	1,505,605	(42,343)
MSCI EAFE Index Futures Contracts	32	Mar 2023	3,118,560	(60,189)
			$4,624,165	$(102,532)
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2023	440,920	29,419
DAX Index Futures Contracts	1	Mar 2023	372,202	13,191
Nikkei 225 (CME) Index Futures Contracts	1	Mar 2023	128,850	9,397
S&P MidCap 400 Index Mini Futures Contracts	1	Mar 2023	244,330	758
FTSE 100 Index Futures Contracts††	1	Mar 2023	90,411	(104)
S&P 500 Index Mini Futures Contracts	1	Mar 2023	193,075	(2,694)
			$1,469,788	$49,967
Currency Futures Contracts Sold Short†
Euro FX Futures Contracts	3	Mar 2023	$403,481	$(2,464)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
[3]	All or a portion of this security is pledged as futures collateral at December 31, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$29,308,062	$—	$—	$29,308,062
Mutual Funds	4,683,078	—	—	4,683,078
Money Market Fund	1,630,605	—	—	1,630,605
U.S. Treasury Bills	—	333,522	—	333,522
Equity Futures Contracts**	52,765	—	—	52,765
Interest Rate Futures Contracts**	372	—	—	372
Total Assets	$35,674,882	$333,522	$—	$36,008,404

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$105,226	$104	$—	$105,330
Currency Futures Contracts**	5,727	—	—	5,727
Interest Rate Futures Contracts**	3,293	—	—	3,293
Total Liabilities	$114,246	$104	$—	$114,350

**	This derivative is reported as unrealized appreciation/depreciation at period end.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gugg84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,891,803	$—	$(300,000)	$(3,155)	$(52,463)	$1,536,185	63,901	$44,281
Guggenheim Strategy Fund III	1,784,985	—	(700,000)	(10,060)	(42,762)	1,032,163	42,900	33,628
Guggenheim Ultra Short Duration Fund — Institutional Class	1,043,498	—	—	—	(29,454)	1,014,044	105,191	23,026
Guggenheim Variable Insurance Strategy Fund III	1,853,627	—	(700,000)	(12,209)	(40,732)	1,100,686	45,729	33,306
	$6,573,913	$—	$(1,700,000)	$(25,424)	$(165,411)	$4,683,078		$134,241

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $26,393,008)	$31,272,189
Investments in affiliated issuers, at value (cost $4,857,790)	4,683,078
Cash	57,661
Prepaid expenses	2,437
Receivables:
Dividends	37,104
Interest	5,998
Fund shares sold	618
Total assets	36,059,085

Liabilities:
Payable for:
Variation margin on futures contracts	29,432
Professional fees	27,359
Management fees	12,293
Distribution and service fees	7,818
Fund shares redeemed	4,106
Fund accounting/administration fees	2,547
Transfer agent/maintenance fees	2,081
Trustees’ fees*	1,258
Miscellaneous	2,854
Total liabilities	89,748
Net assets	$35,969,337

Net assets consist of:
Paid in capital	$30,562,750
Total distributable earnings (loss)	5,406,587
Net assets	$35,969,337
Capital shares outstanding	1,384,675
Net asset value per share	$25.98

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$668,886
Dividends from securities of affiliated issuers	134,241
Interest	26,228
Total investment income	829,355

Expenses:
Management fees	157,682
Distribution and service fees	98,551
Transfer agent/maintenance fees	25,255
Professional fees	41,709
Fund accounting/administration fees	30,347
Trustees’ fees*	9,089
Custodian fees	2,595
Line of credit fees	1,189
Miscellaneous	10,358
Total expenses	376,775
Less:
Expenses waived by Adviser	(2,555)
Earnings credits applied	(40)
Total waived expenses	(2,595)
Net expenses	374,180
Net investment income	455,175

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,785,242
Investments in affiliated issuers	(25,424)
Futures contracts	(1,120,296)
Foreign currency transactions	(822)
Net realized gain	638,700
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8,372,824)
Investments in affiliated issuers	(165,411)
Futures contracts	(181,268)
Foreign currency translations	23
Net change in unrealized appreciation (depreciation)	(8,719,480)
Net realized and unrealized loss	(8,080,780)
Net decrease in net assets resulting from operations	$(7,625,605)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$455,175	$319,709
Net realized gain on investments	638,700	4,219,532
Net change in unrealized appreciation (depreciation) on investments	(8,719,480)	935,032
Net increase (decrease) in net assets resulting from operations	(7,625,605)	5,474,273

Distributions to shareholders	(4,049,453)	(3,475,814)

Capital share transactions:
Proceeds from sale of shares	612,413	1,389,917
Distributions reinvested	4,049,453	3,475,814
Cost of shares redeemed	(4,025,591)	(5,528,955)
Net increase (decrease) from capital share transactions	636,275	(663,224)
Net increase (decrease) in net assets	(11,038,783)	1,335,235

Net assets:
Beginning of year	47,008,120	45,672,885
End of year	$35,969,337	$47,008,120

Capital share activity:
Shares sold	20,795	40,195
Shares issued from reinvestment of distributions	152,178	103,632
Shares redeemed	(138,118)	(160,933)
Net increase (decrease) in shares	34,855	(17,106)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$34.83	$33.41	$32.05	$27.34	$31.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.24	.24	.44	.47
Net gain (loss) on investments (realized and unrealized)	(6.03)	3.83	3.52	5.02	(2.08)
Total from investment operations	(5.70)	4.07	3.76	5.46	(1.61)
Less distributions from:
Net investment income	(.25)	(.25)	(.49)	(.51)	(.44)
Net realized gains	(2.90)	(2.40)	(1.91)	(.24)	(2.29)
Total distributions	(3.15)	(2.65)	(2.40)	(.75)	(2.73)
Net asset value, end of period	$25.98	$34.83	$33.41	$32.05	$27.34

Total Return[b]	(16.57%)	12.47%	12.59%	20.11%	(5.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,969	$47,008	$45,673	$46,219	$42,636
Ratios to average net assets:
Net investment income (loss)	1.15%	0.68%	0.77%	1.45%	1.53%
Total expenses[c]	0.96%	0.94%	1.01%	1.01%	0.99%
Net expenses[d]	0.95%	0.94%	1.00%	1.00%	0.99%
Portfolio turnover rate	1%	26%	6%	14%	4%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series O (All Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -1.17%, outperforming the Russell 3000 Value Index (“Index”), the Fund’s benchmark, which returned -7.98% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After the market reached record highs at the end of 2021, it came under pressure as the Federal Reserve (the “Fed”) strove to contain inflation by raising rates and, at the same time, the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus toward quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, the Fund produced a significant positive contribution from both its security selection and its sector allocation.

The Fund had an overweight to the Energy sector throughout the Reporting Period, which contributed the most to the Fund’s outperformance versus its benchmark. The Energy holdings returned over 62% during the Reporting Period, while the overall benchmark recorded an 8% loss. A focus on oil and gas exploration and development companies was a key to success. EQT Corp., a natural gas producer, was up over 50%, as natural gas prices spiked as a result of the Russian-Ukraine War and Europe’s supply of natural gas being curtailed. ConocoPhillips and Marathon Oil, both oil producers, performed extremely well and were up over 65% each, as oil prices improved due to uncertainty stemming from the Russian-Ukraine War and the companies exercised capital discipline throughout 2022. An oil and natural gas service company, Patterson-UTI Energy, was up over 100%, as the company’s oil and natural gas drilling rigs were put to work in the field.

Stock selection within the Financials sector was equally as significant for the Fund during the year. The Fund’s holdings in this sector dropped 0.2% versus a 10.5% decline in the benchmark. First Horizon (a regional bank based in Memphis) gained 42% after receiving a take-over offer from Toronto-Dominion Bank. Allegheny Corporation (primarily a reinsurance company) received a merger offer from Berkshire Hathaway and gained more than 27%. Another significant contributor, UNUM Group, gained more than 73%. UNUM, a supplemental disability and health insurance company, benefited from lower COVID-related disability claims and strong payroll growth, given the strong employment levels throughout the year. In addition, the reserves set aside for the closed long-term-care book of business benefited from higher interest rates during the year.

Another positive contributor to performance was the Fund’s overweight to the Utilities sector. Constellation Energy, a spin-off from Exelon Corp, fared well and was up over 75%, as passage of the Inflation Reduction Act favored companies with nuclear power generation assets.

Although the Fund was underweight the Health Care sector, the fourth best-performing sector, stock selection was a significant contributor, as the Fund’s holdings were up 8.1%. One of the best performers within this sector was McKesson Corp, up over 50%. The company continued to grow revenue and earnings in its U.S. businesses and divested some of its European businesses. The best overall performer for the Fund this year was in Health Care, as Prothena Corp. gained over 150%. Positive results from a competitor’s Alzeimer’s drug trial portend similar positive results for the company’s own Alzeimer’s drug trial.

The Fund’s largest detractor from performance was Micron Technology, one of the largest memory chips makers in the world. The oversupply of memory chips in the market caused prices to fall, hurting the company’s revenue and earnings. Another poor performer for the Fund was Tyson Foods, Inc., a producer and distributor of chicken, beef, and pork. The company has been faced with higher feed, labor, and freight costs that hurt margins and earnings.

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process, which is heavily bottoms up driven.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2022

The Fund’s largest overweights are in the Information Technology, Industrials, and Materials sectors. In Information Technology, we see more attractive opportunities after the sector significantly underperformed during 2022. Among the Industrials holdings, opportunities appear abundant especially among construction & engineering companies, truckers, airlines, building products and distributors. In Materials, we can find many self-help situations in the chemical industry (opportunities companies possess to generate earnings growth that are not dependent on general macroeconomic conditions; these opportunities could include cost cutting, asset redeployment, or share repurchases). Many of these companies also benefit from low-cost North American natural gas feedstock costs. The strategy also has an overweighting among steel companies, as they trade at attractive valuations, generate free cash flow, and may provide growth opportunities as a result of government programs and the onshoring of manufacturing.

At the end of the Reporting Period, the Fund held an overweight to the Utilities and a similar size underweight to the REITs sector. Both sectors are interest-rate-sensitive, but we favor utilities because of the valuations, profitability, and regulatory nature of their businesses.

The Fund is underweight Financials, Health Care, and Consumer Discretionary sectors. Higher interest rates will benefit the Financials, but a possible looming recession could increase credit costs and depress earnings. Within Health Care, the Fund is primarily underweight Pharmaceuticals, a sector that has performed well, but whose earnings and cash flow may disappoint post pandemic. Finally, in Consumer Discretionary, many companies appear to be operating at near-peak profitability levels just as consumer spending is nearing an inflection point or plateauing at best.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	2.7%
JPMorgan Chase & Co.	2.4%
Berkshire Hathaway, Inc. — Class B	2.2%
Pioneer Natural Resources Co.	2.0%
Johnson & Johnson	1.9%
OGE Energy Corp.	1.9%
Ingredion, Inc.	1.6%
Bunge Ltd.	1.6%
Bank of America Corp.	1.6%
Westlake Corp.	1.5%
Top Ten Total	19.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	(1.17%)	7.17%	10.52%
Russell 3000 Value Index	(7.98%)	6.50%	10.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 97.7%

Consumer, Non-cyclical - 19.5%
Johnson & Johnson	10,119	$1,787,521
Ingredion, Inc.	15,668	1,534,367
Bunge Ltd.	15,296	1,526,082
Quest Diagnostics, Inc.	8,541	1,336,154
Euronet Worldwide, Inc.*	12,325	1,163,233
Henry Schein, Inc.*	13,673	1,092,062
Merck & Company, Inc.	9,829	1,090,528
Tyson Foods, Inc. — Class A	16,562	1,030,984
Archer-Daniels-Midland Co.	10,876	1,009,837
Humana, Inc.	1,823	933,722
Encompass Health Corp.	13,794	825,019
J M Smucker Co.	4,784	758,073
Medtronic plc	9,686	752,796
Moderna, Inc.*	3,118	560,055
McKesson Corp.	1,423	533,796
HCA Healthcare, Inc.	1,707	409,612
Pfizer, Inc.	7,912	405,411
Bristol-Myers Squibb Co.	5,239	376,946
Integer Holdings Corp.*	4,278	292,872
Central Garden & Pet Co. — Class A*	7,922	283,608
Azenta, Inc.*	2,750	160,105
ICF International, Inc.	1,592	157,688
Jazz Pharmaceuticals plc*	640	101,958
Ironwood Pharmaceuticals, Inc. — Class A*	8,172	101,251
Pacira BioSciences, Inc.*	2,272	87,722
Total Consumer, Non-cyclical		18,311,402

Financial - 19.5%
JPMorgan Chase & Co.	16,798	2,252,612
Berkshire Hathaway, Inc. — Class B*	6,640	2,051,096
Bank of America Corp.	45,454	1,505,437
BOK Financial Corp.	9,094	943,866
Charles Schwab Corp.	10,274	855,413
Unum Group	18,643	764,922
Voya Financial, Inc.	11,903	731,916
Wells Fargo & Co.	17,301	714,358
Mastercard, Inc. — Class A	2,031	706,240
Prosperity Bancshares, Inc.	9,109	662,042
First Merchants Corp.	13,604	559,260
Goldman Sachs Group, Inc.	1,527	524,341
STAG Industrial, Inc. REIT	15,226	491,952
Physicians Realty Trust REIT	29,711	429,918
Texas Capital Bancshares, Inc.*	6,699	404,017
Gaming and Leisure Properties, Inc. REIT	7,190	374,527
Old Republic International Corp.	14,148	341,674
Alexandria Real Estate Equities, Inc. REIT	2,133	310,714
American Tower Corp. — Class A REIT	1,450	307,197
Axis Capital Holdings Ltd.	5,505	298,206
Hancock Whitney Corp.	6,119	296,098
Sun Communities, Inc. REIT	2,052	293,436
T. Rowe Price Group, Inc.	2,640	287,918
Stifel Financial Corp.	4,680	273,172
Old National Bancorp	15,146	272,325
Apple Hospitality REIT, Inc.	15,426	243,422
First American Financial Corp.	4,603	240,921
Trustmark Corp.	5,229	182,544
SVB Financial Group*	775	178,359
Wintrust Financial Corp.	1,986	167,857
United Bankshares, Inc.	4,125	167,021
First Hawaiian, Inc.	6,166	160,563
VICI Properties, Inc. REIT	4,779	154,840
United Community Banks, Inc.	4,420	149,396
Heritage Insurance Holdings, Inc.*	6,962	12,532
Total Financial		18,310,112

Industrial - 12.2%
Johnson Controls International plc	19,318	1,236,352
Valmont Industries, Inc.	3,396	1,122,955
Knight-Swift Transportation Holdings, Inc.	21,358	1,119,373
Teledyne Technologies, Inc.*	1,590	635,857
FedEx Corp.	3,213	556,491
L3Harris Technologies, Inc.	2,536	528,021
Advanced Energy Industries, Inc.	5,649	484,571
Graphic Packaging Holding Co.	20,768	462,088
Kirby Corp.*	6,945	446,911
Littelfuse, Inc.	1,841	405,388
MDU Resources Group, Inc.	13,111	397,788
Curtiss-Wright Corp.	2,348	392,093
Terex Corp.	8,905	380,422
Arcosa, Inc.	6,519	354,243
Altra Industrial Motion Corp.	5,805	346,849
Enovis Corp.*	5,089	272,363
Daseke, Inc.*	45,933	261,359
GATX Corp.	2,150	228,631
PGT Innovations, Inc.*	12,485	224,230
Mercury Systems, Inc.*	4,933	220,702
Park Aerospace Corp.	14,655	196,523
Plexus Corp.*	1,806	185,891
Summit Materials, Inc. — Class A*	6,366	180,731
Sonoco Products Co.	2,930	177,880
Esab Corp.	3,380	158,590
EnerSys	2,114	156,098
Stoneridge, Inc.*	6,430	138,631
Coherent Corp.*	3,098	108,740
AZEK Company, Inc.*	4,251	86,380
Total Industrial		11,466,151

Energy - 9.6%
Chevron Corp.	14,038	2,519,681
Pioneer Natural Resources Co.	8,092	1,848,132
ConocoPhillips	12,079	1,425,322
Coterra Energy, Inc. — Class A	29,092	714,791
Kinder Morgan, Inc.	36,763	664,675
Marathon Oil Corp.	24,310	658,072
Diamondback Energy, Inc.	3,889	531,937
Patterson-UTI Energy, Inc.	21,280	358,355
Equities Corp.	9,599	324,734
Total Energy		9,045,699

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
Utilities - 7.9%
OGE Energy Corp.	44,999	$1,779,710
Pinnacle West Capital Corp.	16,818	1,278,841
Edison International	15,015	955,254
Exelon Corp.	20,760	897,455
Black Hills Corp.	12,525	881,009
Duke Energy Corp.	5,623	579,113
NiSource, Inc.	18,936	519,225
PPL Corp.	9,865	288,255
Spire, Inc.	3,327	229,097
Total Utilities		7,407,959

Technology - 7.8%
Micron Technology, Inc.	23,004	1,149,740
Leidos Holdings, Inc.	10,336	1,087,244
Teradyne, Inc.	11,150	973,952
Microsoft Corp.	3,160	757,831
KLA Corp.	1,826	688,457
Evolent Health, Inc. — Class A*	22,593	634,412
Fiserv, Inc.*	5,115	516,973
Science Applications International Corp.	4,099	454,702
Amdocs Ltd.	4,891	444,592
MACOM Technology Solutions Holdings, Inc.*	4,023	253,368
Silicon Laboratories, Inc.*	1,684	228,468
Power Integrations, Inc.	2,155	154,557
Total Technology		7,344,296

Consumer, Cyclical - 7.7%
Walmart, Inc.	8,159	1,156,865
Whirlpool Corp.	4,317	610,683
Ralph Lauren Corp. — Class A	5,600	591,752
PACCAR, Inc.	5,968	590,653
Delta Air Lines, Inc.*	17,521	575,740
H&E Equipment Services, Inc.	11,692	530,817
MSC Industrial Direct Company, Inc. — Class A	6,117	499,759
Southwest Airlines Co.	14,749	496,599
Home Depot, Inc.	1,560	492,741
PVH Corp.	6,578	464,341
Methode Electronics, Inc.	7,815	346,752
Alaska Air Group, Inc.*	5,933	254,763
UniFirst Corp.	918	177,165
Marriott Vacations Worldwide Corp.	1,054	141,858
Leggett & Platt, Inc.	4,193	135,140
Meritage Homes Corp.*	1,010	93,122
Lakeland Industries, Inc.*	6,577	87,474
Total Consumer, Cyclical		7,246,224

Communications - 7.0%
Alphabet, Inc. — Class A*	14,120	1,245,808
Verizon Communications, Inc.	27,789	1,094,887
Comcast Corp. — Class A	22,453	785,181
Fox Corp. — Class B	24,211	688,803
Cisco Systems, Inc.	14,121	672,724
Walt Disney Co.*	6,367	553,165
Juniper Networks, Inc.	13,304	425,196
Ciena Corp.*	7,281	371,185
T-Mobile US, Inc.*	2,640	369,600
Infinera Corp.*	49,770	335,450
Total Communications		6,541,999

Basic Materials - 6.5%
Westlake Corp.	13,907	1,426,024
Huntsman Corp.	45,965	1,263,118
Reliance Steel & Aluminum Co.	5,239	1,060,583
Nucor Corp.	4,515	595,122
Freeport-McMoRan, Inc.	15,267	580,146
Ashland, Inc.	2,721	292,589
Avient Corp.	8,639	291,653
International Flavors & Fragrances, Inc.	1,983	207,898
DuPont de Nemours, Inc.	2,496	171,300
Dow, Inc.	3,272	164,876
Total Basic Materials		6,053,309

Total Common Stocks
(Cost $74,801,783)		91,727,151

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*	40,146	22,923
Total Rights
(Cost $—)		22,923

MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[1]	2,139,137	2,139,137
Total Money Market Fund
(Cost $2,139,137)		2,139,137

Total Investments - 100.0%
(Cost $76,940,920)		$93,889,211
Other Assets & Liabilities, net - 0.0%		22,795
Total Net Assets - 100.0%		$93,912,006

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES O (ALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$91,727,151	$—	$—	$91,727,151
Rights	22,923	—	—	22,923
Money Market Fund	2,139,137	—	—	2,139,137
Total Assets	$93,889,211	$—	$—	$93,889,211

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $76,940,920)	$93,889,211
Cash	1,175
Prepaid expenses	3,172
Receivables:
Dividends	133,132
Interest	6,939
Total assets	94,033,629

Liabilities:
Payable for:
Management fees	36,729
Fund shares redeemed	33,311
Professional fees	23,070
Distribution and service fees	20,226
Transfer agent/maintenance fees	2,145
Fund accounting/administration fees	2,102
Trustees’ fees*	255
Miscellaneous	3,785
Total liabilities	121,623
Net assets	$93,912,006

Net assets consist of:
Paid in capital	$67,820,826
Total distributable earnings (loss)	26,091,180
Net assets	$93,912,006
Capital shares outstanding	2,806,049
Net asset value per share	$33.47

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$2,210,610
Interest	50,326
Total investment income	2,260,936

Expenses:
Management fees	683,744
Distribution and service fees	244,193
Transfer agent/maintenance fees	25,458
Fund accounting/administration fees	61,571
Professional fees	34,531
Trustees’ fees*	9,749
Line of credit fees	2,678
Custodian fees	2,563
Miscellaneous	22,431
Total expenses	1,086,918
Less:
Expenses waived by Adviser	(246,297)
Earnings credits applied	(57)
Total waived expenses	(246,354)
Net expenses	840,564
Net investment income	1,420,372

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,505,286
Net realized gain	8,505,286
Net change in unrealized appreciation (depreciation) on:
Investments	(11,219,630)
Net change in unrealized appreciation (depreciation)	(11,219,630)
Net realized and unrealized loss	(2,714,344)
Net decrease in net assets resulting from operations	$(1,293,972)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,420,372	$1,081,242
Net realized gain on investments	8,505,286	11,358,520
Net change in unrealized appreciation (depreciation) on investments	(11,219,630)	11,215,836
Net increase (decrease) in net assets resulting from operations	(1,293,972)	23,655,598

Distributions to shareholders	(11,376,268)	(2,332,442)

Capital share transactions:
Proceeds from sale of shares	3,180,810	3,847,533
Distributions reinvested	11,376,268	2,332,442
Cost of shares redeemed	(11,109,259)	(16,029,758)
Net increase (decrease) from capital share transactions	3,447,819	(9,849,783)
Net increase (decrease) in net assets	(9,222,421)	11,473,373

Net assets:
Beginning of year	103,134,427	91,661,054
End of year	$93,912,006	$103,134,427

Capital share activity:
Shares sold	87,562	103,312
Shares issued from reinvestment of distributions	353,740	65,298
Shares redeemed	(312,170)	(442,874)
Net increase (decrease) in shares	129,132	(274,264)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$38.53	$31.06	$32.89	$29.31	$35.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.38	.56	.51	.43
Net gain (loss) on investments (realized and unrealized)	(1.15)	7.93	(.33)	6.19	(3.83)
Total from investment operations	(.63)	8.31	.23	6.70	(3.40)
Less distributions from:
Net investment income	(.43)	(.65)	(.52)	(.49)	(.40)
Net realized gains	(4.00)	(.19)	(1.54)	(2.63)	(2.86)
Total distributions	(4.43)	(.84)	(2.06)	(3.12)	(3.26)
Net asset value, end of period	$33.47	$38.53	$31.06	$32.89	$29.31

Total Return[b]	(1.17%)	26.95%	1.88%	23.74%	(10.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93,912	$103,134	$91,661	$107,634	$100,916
Ratios to average net assets:
Net investment income (loss)	1.45%	1.06%	2.03%	1.62%	1.23%
Total expenses[c]	1.11%	1.13%	1.21%	1.18%	1.17%
Net expenses[d,e]	0.86%	0.87%	0.87%	0.88%	0.88%
Portfolio turnover rate	30%	26%	22%	33%	36%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.86%	0.87%	0.87%	0.88%	0.88%

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series P (High Yield Series, or the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Thomas J. Hauser, Senior Managing Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -9.70%, outperforming the Bloomberg U.S. Corporate High Yield Index (“Index”), the Fund’s benchmark, which returned -11.19% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period was significantly impacted by challenging macroeconomics. The Index returned -11.19% over the year, amid the sharp rise in interest rates, due to the ongoing conflict in Ukraine, elevated inflation, and the potential for recession. The high-yield market experienced outflows from observable sources during the year, which pressured trading levels. All sectors and rating categories generated negative returns, while interest rates continued to climb as the Federal Reserve attempted to rein in inflation.

Bottom-up fundamental credit analysis continues to be the main driver of the Fund’s positioning and performance. The largest contributing sectors to performance were Technology and Consumer Non-Cyclicals, where the Fund benefited from strong security selection relative to the benchmark. An up-in-quality bias for the Reporting Period drove an overweight to single B rated issuers and underweight to CCC rated issuers, which both contributed to outperformance. The Fund’s larger allocation to bank loans was a meaningful contributor to performance due to their insulation from the selloff in interest rates. The Fund’s underweight to Energy, which was the top performing sector, slightly detracted from performance for the Reporting Period.

How did the Fund use derivatives during the Reporting Period?

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a positive impact to performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

How was the Fund positioned at the end of the Reporting Period?

The Fund’s largest exposure is to high-yield bonds followed by a meaningful exposure to bank loans. We continue to evaluate the relative value between high yield bonds and bank loans, potentially looking to shift the allocation as the relationship changes.

The Fund remains cautious given heightened risk of default and recession. As such, the Fund continues to avoid highly levered industries and companies with high capital expenditure needs that could impair cash flow, and instead focuses on companies with recurring revenue streams, strong cash flows, and high-quality margins. Even with heightened credit risk and rising risk of recession, we think current yields offer opportunities to find credits that are trading cheap relative to their fundamentals and risk of default/loss.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings	(% of Total Net Assets)
iShares iBoxx High Yield Corporate Bond ETF	1.3%
Terraform Global Operating, LP, 6.13%	1.2%
Carpenter Technology Corp., 6.38%	1.2%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	1.2%
Hunt Companies, Inc., 5.25%	1.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.1%
GrafTech Finance, Inc., 4.63%	1.1%
CPI CG, Inc., 8.63%	1.1%
Artera Services LLC, 9.03%	1.0%
NFP Corp., 6.88%	1.0%
Top Ten Total	11.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series P (High Yield Series)	(9.70%)	1.30%	3.48%
Bloomberg U.S. Corporate High Yield Index	(11.19%)	2.31%	4.03%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.5%
BBB	4.5%
BB	48.3%
B	32.9%
CCC	5.9%
NR2	1.8%
Other Instruments	6.1%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 1.1%

Utilities - 0.6%
TexGen Power LLC*,††	7,929	$206,154

Financial - 0.3%
TPG Pace Beneficial II Corp.*,1	5,510	54,136
Acropolis Infrastructure
Acquisition Corp. — Class A*,1	4,900	48,559
MSD Acquisition Corp. — Class A*,1	84	848
Total Diversified		103,543

Energy - 0.1%
Legacy Reserves, Inc.*,†††	1,969	17,229
Permian Production Partners LLC†††	9,124	7,482
Bruin E&P Partnership Units*,†††	6,071	136
Total Energy		24,847

Consumer, Non-cyclical - 0.1%
Cengage Learning Holdings II, Inc.*,††	2,107	23,573
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		23,573

Industrial - 0.0%
BP Holdco LLC*,†††,2	523	317
Vector Phoenix Holdings, LP*,†††	523	125
Total Industrial		442

Consumer, Cyclical - 0.0%
Chorus Aviation, Inc.*	3	7

Total Common Stocks
(Cost $305,101)		358,566

PREFERRED STOCKS†† - 1.1%
Financial - 1.1%
American Equity Investment Life Holding Co.
5.95%	6,000	120,660
Charles Schwab Corp.
4.00%*	150,000	119,618
Arch Capital Group Ltd.
4.55%	6,000	103,620
Total Financial		343,898

Industrial - 0.0%
U.S. Shipping Corp.*,†††	24,529	2

Total Preferred Stocks
(Cost $1,075,000)		343,900

WARRANTS† - 0.0%
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	1,632	196
MSD Acquisition Corp.
Expiring 05/13/23*,1	16	1
Total Warrants
(Cost $1,365)		197

EXCHANGE-TRADED FUNDS† - 1.3%
iShares iBoxx High Yield Corporate Bond ETF	5,600	412,328
Total Exchange-Traded Funds
(Cost $417,384)		412,328

MONEY MARKET FUND† - 2.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[4]	811,908	811,908
Total Money Market Fund
(Cost $811,908)		811,908

	Face Amount~
CORPORATE BONDS†† - 80.6%
Communications - 14.6%
Altice France S.A.
5.50% due 10/15/29[5]	325,000	247,822
8.13% due 02/01/27[5]	200,000	182,176
5.13% due 07/15/29[5]	175,000	131,205
CCO Holdings LLC / CCO Holdings Capital Corp.
6.38% due 09/01/29[5]	250,000	234,935
4.25% due 02/01/31[5]	150,000	120,317
4.50% due 06/01/33[5]	125,000	95,904
4.25% due 01/15/34[5]	100,000	73,804
McGraw-Hill Education, Inc.
5.75% due 08/01/28[5]	375,000	315,139
8.00% due 08/01/29[5]	175,000	144,719
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	300,000	236,310
3.63% due 01/15/29[5]	300,000	219,673
VZ Secured Financing BV
5.00% due 01/15/32[5]	375,000	304,733
Cengage Learning, Inc.
9.50% due 06/15/24[5]	290,000	276,588
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]	270,000	252,450
Virgin Media Finance plc
5.00% due 07/15/30[5]	275,000	220,567
CSC Holdings LLC
4.13% due 12/01/30[5]	200,000	141,166
3.38% due 02/15/31[5]	75,000	48,910
AMC Networks, Inc.
4.25% due 02/15/29	300,000	186,929
Sirius XM Radio, Inc.
3.88% due 09/01/31[5]	125,000	97,521
4.13% due 07/01/30[5]	100,000	82,521
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	180,000
UPC Broadband Finco BV
4.88% due 07/15/31[5]	200,000	166,359
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	200,000	161,903

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
TripAdvisor, Inc.
7.00% due 07/15/25[5]		125,000	$123,504
Cogent Communications Group, Inc.
7.00% due 06/15/27[5]		125,000	122,491
Match Group Holdings II LLC
3.63% due 10/01/31[5]		150,000	115,030
CSC Holdings LLC
4.63% due 12/01/30†††,5		200,000	107,635
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[5]		75,000	62,789
Cable One, Inc.
4.00% due 11/15/30[5]		75,000	58,854
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]		25,000	20,743
Total Communications			4,732,697

Consumer, Non-cyclical - 14.2%
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]		410,000	380,332
CPI CG, Inc.
8.63% due 03/15/26[5]		351,000	344,920
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]		375,000	313,575
Rent-A-Center, Inc.
6.38% due 02/15/29[5,6]		375,000	303,356
Tenet Healthcare Corp.
6.13% due 06/15/30[5]		250,000	238,200
4.38% due 01/15/30[5]		75,000	64,918
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]		225,000	213,903
Darling Ingredients, Inc.
6.00% due 06/15/30[5]		200,000	195,500
Sabre GLBL, Inc.
7.38% due 09/01/25[5]		147,000	141,273
9.25% due 04/15/25[5]		50,000	49,806
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]		179,000	174,972
Grifols Escrow Issuer S.A.
4.75% due 10/15/28[5]		200,000	172,694
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]		200,000	172,637
Par Pharmaceutical, Inc.
due 04/01/27[5,7]		225,000	170,994
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]		200,000	167,940
DaVita, Inc.
4.63% due 06/01/30[5]		200,000	160,885
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]		225,000	143,109
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]		107,000	88,007
5.00% due 12/31/26[5]		50,000	43,250
Castor S.p.A.
7.30% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR	125,000	129,319
WW International, Inc.
4.50% due 04/15/29[5]		250,000	124,897
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR	125,000	111,786
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[5,7]		125,000	94,829
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]		100,000	89,000
Post Holdings, Inc.
4.63% due 04/15/30[5]		75,000	64,706
5.63% due 01/15/28[5]		25,000	23,534
Service Corporation International
3.38% due 08/15/30		100,000	81,291
Medline Borrower, LP
5.25% due 10/01/29[5]		100,000	79,427
Central Garden & Pet Co.
4.13% due 04/30/31[5]		75,000	62,087
GXO Logistics, Inc.
2.65% due 07/15/31		50,000	36,918
1.65% due 07/15/26		25,000	21,404
Garden Spinco Corp.
8.63% due 07/20/30[5]		50,000	53,000
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		52,000	50,570
Ingles Markets, Inc.
4.00% due 06/15/31[5]		25,000	21,026
Total Consumer, Non-cyclical			4,584,065

Financial - 12.9%
Iron Mountain, Inc.
5.63% due 07/15/32[5]		275,000	238,320
4.88% due 09/15/29[5]		120,000	104,664
5.25% due 07/15/30[5]		75,000	65,175
Hunt Companies, Inc.
5.25% due 04/15/29[5]		450,000	378,231
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]		450,000	367,079
United Wholesale Mortgage LLC
5.50% due 04/15/29[5]		225,000	178,983
5.75% due 06/15/27[5]		200,000	172,178
NFP Corp.
6.88% due 08/15/28[5]		393,000	323,942
OneMain Finance Corp.
3.88% due 09/15/28		175,000	139,164
4.00% due 09/15/30		75,000	55,960
6.63% due 01/15/28		50,000	46,042

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]		200,000	$195,450
Kennedy-Wilson, Inc.
5.00% due 03/01/31		150,000	112,911
4.75% due 03/01/29		100,000	79,255
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]		200,000	190,872
USI, Inc.
6.88% due 05/01/25[5]		175,000	168,585
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]		200,000	166,140
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]		200,000	152,655
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]		150,000	148,425
Assurant, Inc.
7.00% due 03/27/48[3]		150,000	145,280
HUB International Ltd.
7.00% due 05/01/26[5]		100,000	97,899
5.63% due 12/01/29[5]		50,000	43,669
SLM Corp.
3.13% due 11/02/26		150,000	127,567
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[5]		125,000	123,107
Starwood Property Trust, Inc.
4.38% due 01/15/27[5]		125,000	109,384
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31		100,000	85,780
AmWINS Group, Inc.
4.88% due 06/30/29[5]		100,000	84,815
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]		100,000	61,000
Home Point Capital, Inc.
5.00% due 02/01/26[5]		13,000	8,989
Total Financial			4,171,521

Consumer, Cyclical - 10.2%
Crocs, Inc.
4.25% due 03/15/29[5]		300,000	254,130
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]		265,000	239,825
Clarios Global Limited Partnership / Clarios US Finance Co.
6.25% due 05/15/26[5]		200,000	195,501
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]		200,000	193,000
Aramark Services, Inc.
5.00% due 02/01/28[5]		200,000	186,587
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]		225,000	170,451
Allison Transmission, Inc.
3.75% due 01/30/31[5]		200,000	164,500
Station Casinos LLC
4.63% due 12/01/31[5]		200,000	160,435
Penn Entertainment, Inc.
4.13% due 07/01/29[5]		200,000	158,001
Scotts Miracle-Gro Co.
4.38% due 02/01/32		200,000	150,740
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]		175,000	150,171
Newell Brands, Inc.
4.45% due 04/01/26		150,000	141,119
Yum! Brands, Inc.
4.75% due 01/15/30[5]		150,000	137,625
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[5]		150,000	127,497
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]		150,000	117,754
United Airlines, Inc.
4.63% due 04/15/29[5]		125,000	108,837
Wabash National Corp.
4.50% due 10/15/28[5]		125,000	106,448
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]		125,000	105,587
Hanesbrands, Inc.
4.88% due 05/15/26[5]		100,000	89,357
Air Canada
3.88% due 08/15/26[5]		100,000	88,573
Michaels Companies, Inc.
5.25% due 05/01/28[5]		100,000	80,453
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[5]		75,000	68,224
Asbury Automotive Group, Inc.
5.00% due 02/15/32[5]		75,000	61,702
Superior Plus, LP
4.25% due 05/18/28[5]	CAD	75,000	48,207
Total Consumer, Cyclical			3,304,724

Industrial - 9.7%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]		350,000	323,379
5.25% due 07/15/28[5]		150,000	133,195
GrafTech Finance, Inc.
4.63% due 12/15/28[5]		430,000	353,126
Artera Services LLC
9.03% due 12/04/25[5]		400,000	333,236
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]		275,000	250,703
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[5]		100,000	97,235
7.25% due 04/15/25[5]		100,000	92,471
8.50% due 04/15/24[5]		25,000	24,499

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Ball Corp.
3.13% due 09/15/31	125,000	$100,391
6.88% due 03/15/28	75,000	77,038
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5]	225,000	174,915
Masonite International Corp.
5.38% due 02/01/28[5]	175,000	161,807
Amsted Industries, Inc.
4.63% due 05/15/30[5]	175,000	149,188
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	125,000	117,406
4.25% due 02/01/32[5]	25,000	20,268
Standard Industries, Inc.
4.38% due 07/15/30[5]	150,000	122,239
TransDigm, Inc.
8.00% due 12/15/25[5]	100,000	101,479
EnerSys
4.38% due 12/15/27[5]	100,000	90,000
Harsco Corp.
5.75% due 07/31/27[5]	100,000	78,957
Advanced Drainage Systems, Inc.
6.38% due 06/15/30[5]	75,000	72,874
Howmet Aerospace, Inc.
5.95% due 02/01/37	75,000	72,806
Arcosa, Inc.
4.38% due 04/15/29[5]	75,000	65,038
Stericycle, Inc.
5.38% due 07/15/24[5]	50,000	49,254
Hillenbrand, Inc.
3.75% due 03/01/31	50,000	41,000
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	25,000	19,904
Total Industrial		3,122,408

Energy - 7.2%
Parkland Corp.
4.63% due 05/01/30[5]	250,000	206,875
4.50% due 10/01/29[5]	225,000	187,485
NuStar Logistics, LP
5.63% due 04/28/27	200,000	187,012
6.38% due 10/01/30	100,000	92,466
6.00% due 06/01/26	75,000	72,218
CVR Energy, Inc.
5.75% due 02/15/28[5]	325,000	282,912
5.25% due 02/15/25[5]	25,000	23,000
ITT Holdings LLC
6.50% due 08/01/29[5]	325,000	273,696
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/26	225,000	213,666
6.88% due 01/15/29	50,000	45,803
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[5]	175,000	171,936
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]	175,000	162,750
EnLink Midstream LLC
6.50% due 09/01/30[5]	150,000	148,455
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	150,000	129,000
Kinetik Holdings, LP
5.88% due 06/15/30[5]	75,000	70,334
Southwestern Energy Co.
5.38% due 02/01/29	50,000	46,353
Basic Energy Services, Inc.
due 10/15/23†††,7	168,000	5,040
Total Energy		2,319,001

Basic Materials - 7.0%
Carpenter Technology Corp.
6.38% due 07/15/28	400,000	380,412
7.63% due 03/15/30	125,000	125,298
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	275,000	244,915
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]	275,000	233,062
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	200,000	192,000
SK Invictus Intermediate II SARL
5.00% due 10/30/29[5]	225,000	184,500
WR Grace Holdings LLC
4.88% due 06/15/27[5]	200,000	177,226
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	110,000	95,989
4.50% due 06/01/31[5]	75,000	60,281
Clearwater Paper Corp.
4.75% due 08/15/28[5]	175,000	153,768
Valvoline, Inc.
3.63% due 06/15/31[5]	125,000	102,566
4.25% due 02/15/30[5]	25,000	24,253
Diamond BC BV
4.63% due 10/01/29[5]	150,000	120,375
Ingevity Corp.
3.88% due 11/01/28[5]	100,000	85,987
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	100,000	83,723
Mirabela Nickel Ltd.
due 06/24/19†††,7,8	390,085	7,802
Total Basic Materials		2,272,157

Technology - 3.2%
Central Parent Incorporated / CDK Global Inc
7.25% due 06/15/29[5]	200,000	195,624
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	200,000	194,502
NCR Corp.
6.13% due 09/01/29[5]	200,000	187,011

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Qorvo, Inc.
3.38% due 04/01/31[5]	200,000	$160,688
Entegris Escrow Corp.
4.75% due 04/15/29[5]	100,000	91,194
MSCI, Inc.
3.88% due 02/15/31[5]	100,000	83,143
Fair Isaac Corp.
4.00% due 06/15/28[5]	75,000	68,063
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	50,000	41,202
Total Technology		1,021,427

Utilities - 1.6%
Terraform Global Operating, LP
6.13% due 03/01/26[5]	420,000	393,750
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	75,000	72,062
Clearway Energy Operating LLC
4.75% due 03/15/28[5]	75,000	69,221
Total Utilities		535,033

Total Corporate Bonds
(Cost $30,240,304)		26,063,033

SENIOR FLOATING RATE INTERESTS††,◊ - 12.0%
Consumer, Cyclical - 3.3%
American Tire Distributors, Inc.
10.61% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	174,125	158,454
PetSmart LLC
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	148,125	144,653
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
8.88% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	185,680	128,584
First Brands Group LLC
7.94% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 03/30/27	113,062	106,730
Apro LLC
7.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/16/26	98,250	95,138
Congruex Group LLC
9.99% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	85,746	83,174
CCRR Parent, Inc.
8.14% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	73,688	69,972
Holding SOCOTEC
8.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/30/28	74,250	69,609
FR Refuel LLC
9.19% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/08/28	67,103	64,083
Flutter Financing B.V.
8.09% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 07/24/28	49,875	49,591
Rent-A-Center, Inc.
7.69% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	49,125	47,221
Sweetwater Sound
8.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28	48,749	45,093
Fertitta Entertainment LLC
8.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 01/27/29	13,697	12,997
Total Consumer, Cyclical		1,075,299

Industrial - 2.5%
Arcline FM Holdings LLC
9.48% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	172,813	163,883
Dispatch Terra Acquisition LLC
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	147,873	124,214
Pelican Products, Inc.
8.71% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	114,935	102,292
Michael Baker International LLC
9.38% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 12/01/28†††	74,250	71,651
Aegion Corp.
9.13% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	74,062	68,939
PECF USS Intermediate Holding III Corp.
8.63% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	74,374	61,803
Air Canada
8.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	49,750	49,066
United Airlines, Inc.
8.11% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	49,125	48,416
Osmose Utility Services, Inc.
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 06/23/28	49,874	47,265
US Farathane LLC
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	48,667	43,800
YAK MAT (YAK ACCESS LLC)
13.64% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	150,000	15,750
Total Industrial		797,079

Consumer, Non-cyclical - 1.8%
Women’s Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	96,902	90,422
Quirch Foods Holdings LLC
8.99% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	98,000	89,180

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~		Value
Gibson Brands, Inc.
9.13% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††		96,525	$70,463
Blue Ribbon LLC
10.12% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28		93,750	69,492
National Mentor Holdings, Inc.
8.33% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28		93,901	65,365
Osmosis Holdings Australia II Pty Ltd.
7.84% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 07/31/28		63,729	59,905
8.09% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/31/28		5,542	5,209
Confluent Health LLC
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28		68,801	58,252
Mission Veterinary Partners
7.37% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28†††		49,623	44,165
Kronos Acquisition Holdings, Inc.
10.51% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 12/22/26		24,688	23,762
TGP Holdings LLC
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28		22,080	17,554
7.63% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 06/29/28		1,449	1,152
Total Consumer, Non-cyclical			594,921

Technology - 1.5%
Datix Bidco Ltd.
6.69% (6 Month GBP SONIA + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP	150,000	177,110
9.94% (6 Month GBP SONIA + 7.75%, Rate Floor: 8.44%) due 04/27/26†††	GBP	75,000	88,809
Peraton Corp.
8.13% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28		176,161	171,720
Atlas CC Acquisition Corp.
8.98% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28		73,875	61,896
Total Technology			499,535

Communications - 1.1%
Xplornet Communications, Inc.
8.38% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28		123,438	95,458
Playtika Holding Corp.
7.13% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28		98,500	93,832
Cengage Learning Acquisitions, Inc.
7.81% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26		74,063	66,448
McGraw Hill LLC
8.32% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28		48,863	45,886
Flight Bidco, Inc.
7.88% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25		49,740	45,683
Total Communications			347,307

Financial - 1.0%
Franchise Group, Inc.
8.69% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26		99,888	95,892
Citadel Securities, LP
7.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/02/28		95,000	93,842
Claros Mortgage Trust, Inc.
8.92% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/10/26		91,080	89,828
Eisner Advisory Group
9.69% (1 Month Term SOFR + 5.25%, Rate Floor: 6.00%) due 07/28/28		49,375	46,413
Total Financial			325,975

Basic Materials - 0.7%
LTI Holdings, Inc.
9.13% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 07/24/26		99,368	94,648
NIC Acquisition Corp.
8.48% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27		98,497	70,819
Ascend Performance Materials Operations LLC
8.83% (6 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 08/27/26		49,621	46,607
Total Basic Materials			212,074

Energy - 0.1%
Permian Production Partners LLC
12.39% (1 Month USD LIBOR + 6.00%, Rate Floor: 10.39%) (in-kind rate was 2.00%) due 11/24/25†††,9		18,427	18,335
Total Senior Floating Rate Interests
(Cost $4,384,936)			3,870,525

Total Investments - 98.6%
(Cost $37,235,998)			$31,860,457
Other Assets & Liabilities, net - 1.4%			457,657
Total Net Assets - 100.0%			$32,318,114

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	GBP	Sell	223,000	276,355 USD	01/17/23	$6,668
Bank of America, N.A.	CAD	Sell	65,000	47,957 USD	01/17/23	(68)
Barclays Bank plc	EUR	Sell	230,000	245,029 USD	01/17/23	(1,539)
						$5,061

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of December 31, 2022.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $22,763,104 (cost $26,036,288), or 70.4% of total net assets.

[6]

All or a portion of this has been physically segregated or earmarked in connection with reverse repurchase agreements. At December 31, 2022, the total market value of segregated or earmarked security was $303,356 — See Note 11.

[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,802 (cost $353,909), or 0.0% of total net assets — See Note 9.

[9]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$103,550	$229,727	$25,289	$358,566
Preferred Stocks	—	343,898	2	343,900
Warrants	197	—	—	197
Exchange-Traded Funds	412,328	—	—	412,328
Money Market Fund	811,908	—	—	811,908
Corporate Bonds	—	25,942,556	120,477	26,063,033
Senior Floating Rate Interests	—	3,310,812	559,713	3,870,525
Forward Foreign Currency Exchange Contracts**	—	6,668	—	6,668
Total Assets	$1,327,983	$29,833,661	$705,481	$31,867,125

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$1,607	$—	$1,607
Unfunded Loan Commitments (Note 8)	—	—	1,511	1,511
Total Liabilities	$—	$1,607	$1,511	$3,118

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $238,240 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at December 31, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$25,153	Enterprise Value	Valuation Multiple	2.7x-11.8x	2.7x
Common Stocks	136	Model Price	Liquidation Value	—	—
Corporate Bonds	107,635	Third Party Pricing	Vendor Price	—	—
Corporate Bonds	12,842	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	2	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	293,794	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	265,919	Yield Analysis	Yield	10.2% - 13.3%	11.2%
Total Assets	$705,481
Liabilities:
Unfunded Loan Commitments	$1,511	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES P (HIGH YIELD SERIES)

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended December 31, 2022, the Fund had securities with a total value of $186,440 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $352,865 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2022:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$—	$673,373	$209,563	$2	$882,938	$(169)
Purchases/(Receipts)	—	49,764	—	—	49,764	(534)
(Sales, maturities and paydowns)/Fundings	—	(26,445)	—	—	(26,445)	692
Amortization of premiums/discounts	—	6,412	—	—	6,412	48
Total realized gains (losses) included in earnings	—	(237)	—	—	(237)	(8)
Total change in unrealized appreciation (depreciation) included in earnings	—	(62,406)	21,880	—	(40,526)	(1,540)
Transfers into Level 3	120,477	65,963	—	—	186,440	—
Transfers out of Level 3	—	(146,711)	(206,154)	—	(352,865)	—
Ending Balance	$120,477	$559,713	$25,289	$2	$705,481	$(1,511)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at December 31, 2022	$—	$(59,853)	$74	$—	$(59,779)	$(1,202)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22
Common Stocks
BP Holdco LLC *	$368	$—	$—	$—	$(51)	$317	523

*	Non-income producing security.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $37,235,813)	$31,860,140
Investments in affiliated issuers, at value (cost $185)	317
Cash	27,812
Unrealized appreciation on forward foreign currency exchange contracts	6,668
Prepaid expenses	2,611
Receivables:
Interest	508,884
Securities sold	227,671
Fund shares sold	784
Foreign tax reclaims	367
Total assets	32,635,254

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $353)	1,511
Reverse repurchase agreements (Note 11)	238,240
Unrealized depreciation on forward foreign currency exchange contracts	1,607
Payable for:
Professional fees	39,209
Distribution and service fees	6,769
Management fees	5,624
Fund shares redeemed	4,870
Transfer agent/maintenance fees	2,127
Fund accounting/administration fees	1,543
Trustees’ fees*	1,379
Securities purchased	20
Miscellaneous	14,241
Total liabilities	317,140
Net assets	$32,318,114

Net assets consist of:
Paid in capital	$44,738,844
Total distributable earnings (loss)	(12,420,730)
Net assets	$32,318,114
Capital shares outstanding	1,392,453
Net asset value per share	$23.21

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated issuers	$44,570
Interest from unaffiliated issuers	2,157,682
Total investment income	2,202,252

Expenses:
Management fees	211,162
Distribution and service fees	87,760
Transfer agent/maintenance fees	25,380
Professional fees	63,392
Fund accounting/administration fees	28,430
Trustees’ fees*	11,140
Custodian fees	8,923
Interest expense	3,886
Line of credit fees	2,243
Miscellaneous	8,880
Total expenses	451,196
Less:
Expenses reimbursed by Adviser	(2,583)
Expenses waived by Adviser	(71,901)
Earnings credits applied	(727)
Total waived/reimbursed expenses	(75,211)
Net expenses	375,985
Net investment income	1,826,267

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,106,066)
Investments in unaffiliated issuers sold short	(281)
Swap agreements	39,182
Forward foreign currency exchange contracts	53,140
Foreign currency transactions	(1,852)
Net realized loss	(1,015,877)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,783,023)
Investments in affiliated issuers	(51)
Forward foreign currency exchange contracts	16,944
Foreign currency translations	(8)
Net change in unrealized appreciation (depreciation)	(4,766,138)
Net realized and unrealized loss	(5,782,015)
Net decrease in net assets resulting from operations	$(3,955,748)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,826,267	$2,152,479
Net realized gain (loss) on investments	(1,015,877)	1,302,748
Net change in unrealized appreciation (depreciation) on investments	(4,766,138)	(978,489)
Net increase (decrease) in net assets resulting from operations	(3,955,748)	2,476,738

Distributions to shareholders	(2,232,635)	(2,204,042)

Capital share transactions:
Proceeds from sale of shares	9,470,895	90,239,472
Distributions reinvested	2,232,635	2,204,042
Cost of shares redeemed	(17,788,963)	(93,277,254)
Net decrease from capital share transactions	(6,085,433)	(833,740)
Net decrease in net assets	(12,273,816)	(561,044)

Net assets:
Beginning of year	44,591,930	45,152,974
End of year	$32,318,114	$44,591,930

Capital share activity:
Shares sold	390,216	3,257,017
Shares issued from reinvestment of distributions	95,986	81,180
Shares redeemed	(712,105)	(3,362,102)
Net decrease in shares	(225,903)	(23,905)

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$27.55	$27.49	$28.39	$27.51	$31.13
Income (loss) from investment operations:
Net investment income (loss)[a]	1.28	1.30	1.37	1.68	1.79
Net gain (loss) on investments (realized and unrealized)	(3.95)	.18	(.21)	1.45	(2.99)
Total from investment operations	(2.67)	1.48	1.16	3.13	(1.20)
Less distributions from:
Net investment income	(1.67)	(1.42)	(2.06)	(2.25)	(2.42)
Total distributions	(1.67)	(1.42)	(2.06)	(2.25)	(2.42)
Net asset value, end of period	$23.21	$27.55	$27.49	$28.39	$27.51

Total Return[b]	(9.70%)	5.41%	4.64%	11.59%	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,318	$44,592	$45,153	$54,288	$52,504
Ratios to average net assets:
Net investment income (loss)	5.19%	4.70%	5.13%	5.89%	5.98%
Total expenses[c]	1.28%	1.28%	1.38%	1.31%	1.42%
Net expenses[d,e,f]	1.07%	1.08%	1.12%	1.10%	1.26%
Portfolio turnover rate	33%	76%	84%	58%	51%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.05%	1.06%	1.07%	1.07%	1.07%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series Q (Small Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -3.74%, outperforming the Russell 2000 Value Index (“Index”), the Fund’s benchmark, which returned -14.48% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After the market reached record highs at the end of 2021, it came under pressure as the Federal Reserve (the “Fed”) strove to contain inflation by raising rates, and at the same time, the market had to deal with the uncertainty over the Ukraine invasion. The Fund’s general focus towards quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, the Fund produced a very significant positive contribution from its security selection and produced a significant positive contribution from its sector allocation.

Stock selection within the Financials sector was the most significant positive sector during the year. The Fund’s holdings in this sector were down 1.9% versus a 12.1% decline in the benchmark. First Horizon (a regional bank based in Memphis) gained 42% after receiving a take-over offer from Toronto-Dominion Bank. Another significant contributor, UNUM Group, gained more than 70%. UNUM, a supplemental disability and health insurance company, benefited from lower COVID-related disability claims and strong payroll growth given strong employment levels throughout the year. In addition, the reserves set aside for the closed long-term-care book of business benefited from the higher fixed income rates brought about during the year.

During the year, Industrials was the second most significant positive contributor. Valmont Industries, which designs and manufactures poles, towers and structures for lighting, communication, and utility markets, gained more than 30%, as infrastructure spending on these segments helped the company grow revenues and earnings. Science Applications International Corporation returned 35%% for the year. This IT and consulting services provider to the government gained because of increased defense spending by the government due to the Russian-Ukraine war.

The third most significant contributor during the year was within the Information Technology sector. Sanmina Corporation, an electronics contract manufacturer, was up 59% while the sector was down 27%. The company benefited by increased demand in their cloud and communications end markets.

Finally, another strong contributor to the Fund’s performance was in the Energy sector. The slight energy overweighting was magnified by the significant outperformance the sector recorded. Energy was only one of two sectors that posted positive returns during the year and dwarfed the returns elsewhere by advancing 60%. The Fund’s holdings in this sector gained more than 62%. A focus on oil and gas exploration and development companies was a key to success. EQT Corp, a natural gas producer, was up over 65%, as natural gas prices spiked as a result of the Russian-Ukraine War and Europe’s supply of natural gas being curtailed. Pioneer Natural Resources, a Permian oil producer, performed extremely well as oil prices improved and the company exercised capital discipline throughout 2022. Additionally, an oil and natural gas service company, Patterson-UTI Energy, was up over 100% as the company’s oil and natural gas drilling rigs were put to work in the field.

The Fund’s largest detractor from performance was its holding in a Medicare health insurance broker, GoHealth, which was down around 70% for the year. A more intense competitive environment resulted in higher rate of insurance coverage changes and lower retention, which delayed a positive cashflow environment indefinitely. This holding has been sold out of the Fund.

Another negative contributor to the Fund’s performance was Daseke Inc., down around 43% for the year. The trucking company specializes in flatbed trailers, and the market was worried about an economic slowdown hurting demand.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2022

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process which is heavily bottoms up driven.

The Fund’s largest overweights are in the Industrials, Information Technology, and Materials sectors. Among the Industrials holdings, opportunities appear abundant especially among distributors, aerospace & defense, construction, and trucking. Among Information Technology, the strategy has exposure to financial processing companies, semiconductors, communications equipment, and electronic components companies that we believe have ample growth and improving profitability opportunities. In Materials, we can find many self-help situations in the chemical industry (opportunities companies possess to generate earnings growth that are not dependent on general macroeconomic conditions; these opportunities could include cost cutting, asset redeployment, or share repurchases). Many of these companies also benefit from beneficial, low cost North American natural gas feedstock costs. The strategy also has an overweighting among packaging companies.

The strategy’s largest underweighting can be found in Health Care, primarily to the biotechnology and pharmaceuticals sub-industries. Many of these companies do not possess the quality attributes of balance sheet strength and positive earnings and cashflow that we desire. Another larger underweight for the Fund is the Consumer Discretionary sector. Generally, in this sector, many companies appear to be operating at near-peak profitability levels just as consumer spending is nearing an inflection point or plateauing at best. Finally, the Fund is underweight the REITs sector. Among property REITs we are generally leery of overall leverage levels among companies that must roll over debt at ever higher interest rates.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings	(% of Total Net Assets)
Pioneer Natural Resources Co.	3.4%
iShares Russell 2000 Value ETF	2.5%
SPDR S&P Biotech ETF	1.9%
Prosperity Bancshares, Inc.	1.9%
BOK Financial Corp.	1.9%
OGE Energy Corp.	1.9%
H&E Equipment Services, Inc.	1.7%
Unum Group	1.6%
Black Hills Corp.	1.6%
Rush Enterprises, Inc. — Class A	1.6%
Top Ten Total	20.0%

“Ten Largest Holdings” excludes any temporary cash investments.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	(3.74%)	5.19%	7.85%
Russell 2000 Value Index	(14.48%)	4.13%	8.48%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 93.6%

Financial - 29.4%
Prosperity Bancshares, Inc.	17,100	$1,242,828
BOK Financial Corp.	11,964	1,241,744
Unum Group	25,288	1,037,567
First Merchants Corp.	21,923	901,254
Hanmi Financial Corp.	35,569	880,333
Cathay General Bancorp	21,370	871,682
Hancock Whitney Corp.	17,715	857,229
Texas Capital Bancshares, Inc.*	13,731	828,117
Physicians Realty Trust REIT	54,266	785,229
CNO Financial Group, Inc.	31,438	718,358
Old Republic International Corp.	29,318	708,030
LXP Industrial Trust REIT	67,059	671,931
Axis Capital Holdings Ltd.	12,130	657,082
Stifel Financial Corp.	10,167	593,448
Banc of California, Inc.	37,010	589,569
Old National Bancorp	30,698	551,950
STAG Industrial, Inc. REIT	17,048	550,821
MGIC Investment Corp.	39,769	516,997
Simmons First National Corp. — Class A	23,197	500,591
First American Financial Corp.	9,429	493,514
Apple Hospitality REIT, Inc.	30,185	476,319
Independent Bank Group, Inc.	7,348	441,468
Trustmark Corp.	10,996	383,870
Sunstone Hotel Investors, Inc. REIT	35,434	342,293
First Hawaiian, Inc.	12,966	337,635
Wintrust Financial Corp.	3,881	328,022
United Bankshares, Inc.	8,031	325,175
Stewart Information Services Corp.	7,572	323,551
United Community Banks, Inc.	8,606	290,883
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	208,663
RMR Group, Inc. — Class A	7,220	203,965
Heritage Insurance Holdings, Inc.*	24,180	43,524
Total Financial		18,903,642

Industrial - 22.7%
Curtiss-Wright Corp.	5,763	962,364
Graphic Packaging Holding Co.	39,961	889,132
GATX Corp.	7,873	837,215
Valmont Industries, Inc.	2,518	832,627
Mercury Systems, Inc.*	18,276	817,668
MDU Resources Group, Inc.	26,414	801,401
Kirby Corp.*	12,130	780,565
Altra Industrial Motion Corp.	12,814	765,636
Knight-Swift Transportation Holdings, Inc.	13,527	708,950
Terex Corp.	16,114	688,390
Littelfuse, Inc.	2,931	645,406
Arcosa, Inc.	11,657	633,441
Moog, Inc. — Class A	6,196	543,761
Daseke, Inc.*	94,908	540,027
Enovis Corp.*	9,240	494,525
Belden, Inc.	5,787	416,085
PGT Innovations, Inc.*	21,399	384,326
Park Aerospace Corp.	28,528	382,561
Summit Materials, Inc. — Class A*	12,916	366,685
Sonoco Products Co.	5,696	345,804
EnerSys	4,571	337,523
Esab Corp.	6,348	297,848
Stoneridge, Inc.*	13,470	290,413
Advanced Energy Industries, Inc.	3,261	279,729
Coherent Corp.*	6,131	215,198
Smith-Midland Corp.*	9,338	191,429
AZEK Company, Inc.*	8,528	173,289
Total Industrial		14,621,998

Consumer, Cyclical - 11.7%
H&E Equipment Services, Inc.	24,579	1,115,887
Rush Enterprises, Inc. — Class A	19,655	1,027,563
MSC Industrial Direct Company, Inc. — Class A	11,510	940,367
Meritage Homes Corp.*	8,962	826,296
Methode Electronics, Inc.	17,885	793,557
Alaska Air Group, Inc.*	17,426	748,273
UniFirst Corp.	1,795	346,417
Hawaiian Holdings, Inc.*	31,086	318,942
Marriott Vacations Worldwide Corp.	2,255	303,501
Leggett & Platt, Inc.	8,870	285,880
Lakeland Industries, Inc.*	21,184	281,747
Whirlpool Corp.	1,956	276,696
Macy’s, Inc.	13,170	271,961
Total Consumer, Cyclical		7,537,087

Consumer, Non-cyclical - 7.9%
Euronet Worldwide, Inc.*	10,865	1,025,438
Encompass Health Corp.	15,794	944,639
Ingredion, Inc.	8,376	820,262
Central Garden & Pet Co. — Class A*	15,598	558,408
Azenta, Inc.*	5,523	321,549
ICF International, Inc.	3,175	314,484
Perdoceo Education Corp.*	20,801	289,134
Jazz Pharmaceuticals plc*	1,337	212,998
Ironwood Pharmaceuticals, Inc. — Class A*	16,911	209,527
Integer Holdings Corp.*	2,929	200,520
Pacira BioSciences, Inc.*	4,408	170,193
Total Consumer, Non-cyclical		5,067,152

Utilities - 6.1%
OGE Energy Corp.	30,576	1,209,281
Black Hills Corp.	14,699	1,033,928
Spire, Inc.	7,249	499,166
Avista Corp.	9,559	423,846
ALLETE, Inc.	5,769	372,158
Pinnacle West Capital Corp.	4,642	352,978
Total Utilities		3,891,357

Energy - 5.4%
Pioneer Natural Resources Co.	9,473	2,163,538
CNX Resources Corp.*	40,226	677,406
Patterson-UTI Energy, Inc.	19,446	327,471

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Ranger Oil Corp. — Class A	8,056	$325,704
Total Energy		3,494,119

Technology - 4.1%
Science Applications International Corp.	7,631	846,507
MACOM Technology Solutions Holdings, Inc.*	8,201	516,499
Conduent, Inc.*	95,977	388,707
Silicon Laboratories, Inc.*	2,327	315,704
Power Integrations, Inc.	4,139	296,849
Amkor Technology, Inc.	12,311	295,218
Total Technology		2,659,484

Basic Materials - 3.8%
Huntsman Corp.	28,622	786,533
Ashland, Inc.	6,259	673,030
Avient Corp.	17,177	579,895
Commercial Metals Co.	8,977	433,589
Total Basic Materials		2,473,047

Communications - 2.5%
Ciena Corp.*	15,160	772,857
Infinera Corp.*	80,707	543,965
Gray Television, Inc.	25,944	290,313
Total Communications		1,607,135

Total Common Stocks
(Cost $54,725,313)		60,255,021

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	116,667	—

Total Convertible Preferred Stocks
(Cost $111,410)		—

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	81,258	46,398
Total Rights
(Cost $—)		46,398

EXCHANGE-TRADED FUNDS† - 4.4%
iShares Russell 2000 Value ETF	11,483	1,592,348
SPDR S&P Biotech ETF*	15,110	1,254,130
Total Exchange-Traded Funds
(Cost $2,513,295)		2,846,478

MONEY MARKET FUND† - 1.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[2]	882,865	882,865
Total Money Market Fund
(Cost $882,865)		882,865

Total Investments - 99.5%
(Cost $58,232,883)		$64,030,762
Other Assets & Liabilities, net - 0.5%		353,014
Total Net Assets - 100.0%		$64,383,776

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$60,255,021	$—	$—		$60,255,021
Convertible Preferred Stocks	—	—	—	*	—
Rights	46,398	—	—		46,398
Exchange-Traded Funds	2,846,478	—	—		2,846,478
Money Market Fund	882,865	—	—		882,865
Total Assets	$64,030,762	$—	$—		$64,030,762

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $58,232,883)	$64,030,762
Cash	4,148
Prepaid expenses	2,891
Receivables:
Securities sold	351,557
Dividends	87,155
Interest	4,266
Fund shares sold	128
Total assets	64,480,907

Liabilities:
Payable for:
Management fees	33,661
Professional fees	19,104
Fund shares redeemed	18,186
Distribution and service fees	13,788
Fund accounting/administration fees	2,101
Transfer agent/maintenance fees	2,078
Trustees’ fees*	1,629
Miscellaneous	6,584
Total liabilities	97,131
Net assets	$64,383,776

Net assets consist of:
Paid in capital	$53,893,498
Total distributable earnings (loss)	10,490,278
Net assets	$64,383,776
Capital shares outstanding	1,522,557
Net asset value per share	$42.29

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$1,524,142
Interest	20,022
Total investment income	1,544,164

Expenses:
Management fees	505,296
Distribution and service fees	168,432
Transfer agent/maintenance fees	25,229
Fund accounting/administration fees	45,627
Professional fees	42,262
Trustees’ fees*	10,755
Custodian fees	4,087
Line of credit fees	1,806
Miscellaneous	11,459
Total expenses	814,953
Less:
Expenses reimbursed by Adviser:	(307)
Expenses waived by Adviser	(59,679)
Earnings credits applied	(13)
Total waived/reimbursed expenses	(59,999)
Net expenses	754,954
Net investment income	789,210

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,703,199
Net realized gain	4,703,199
Net change in unrealized appreciation (depreciation) on:
Investments	(8,393,736)
Net change in unrealized appreciation (depreciation)	(8,393,736)
Net realized and unrealized loss	(3,690,537)
Net decrease in net assets resulting from operations	$(2,901,327)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$789,210	$454,119
Net realized gain on investments	4,703,199	7,938,808
Net change in unrealized appreciation (depreciation) on investments	(8,393,736)	8,020,621
Net increase (decrease) in net assets resulting from operations	(2,901,327)	16,413,548

Distributions to shareholders	(3,785,119)	(557,150)

Capital share transactions:
Proceeds from sale of shares	5,461,906	8,061,437
Distributions reinvested	3,785,119	557,150
Cost of shares redeemed	(12,013,440)	(15,056,587)
Net decrease from capital share transactions	(2,766,415)	(6,438,000)
Net increase (decrease) in net assets	(9,452,861)	9,418,398

Net assets:
Beginning of year	73,836,637	64,418,239
End of year	$64,383,776	$73,836,637

Capital share activity:
Shares sold	124,259	179,207
Shares issued from reinvestment of distributions	93,460	12,764
Shares redeemed	(276,335)	(338,001)
Net decrease in shares	(58,616)	(146,030)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$46.70	$37.30	$41.39	$36.18	$45.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.27	.32	.32	.30
Net gain (loss) on investments (realized and unrealized)	(2.37)	9.47	(1.36)	7.62	(5.28)
Total from investment operations	(1.86)	9.74	(1.04)	7.94	(4.98)
Less distributions from:
Net investment income	(.31)	(.34)	(.37)	(.33)	(.16)
Net realized gains	(2.24)	—	(2.68)	(2.40)	(4.57)
Total distributions	(2.55)	(.34)	(3.05)	(2.73)	(4.73)
Net asset value, end of period	$42.29	$46.70	$37.30	$41.39	$36.18

Total Return[b]	(3.74%)	26.18%	(0.97%)	22.58%	(12.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,384	$73,837	$64,418	$74,015	$68,349
Ratios to average net assets:
Net investment income (loss)	1.17%	0.61%	0.97%	0.80%	0.68%
Total expenses[c]	1.21%	1.21%	1.29%	1.29%	1.26%
Net expenses[d,e]	1.12%	1.13%	1.14%	1.14%	1.14%
Portfolio turnover rate	38%	32%	32%	54%	37%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.12%	1.13%	1.13%	1.14%	1.14%

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series V (SMid Cap Value Series, or the “Fund”) is managed by a team of seasoned professionals, led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -1.86%, outperforming the Russell 2500 Value Index (“Index”), the Fund’s benchmark, which returned -13.08% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

After the market reached record highs at the end of 2021, it came under pressure as the Federal Reserve (the “Fed”) strove to contain inflation by raising rates and, at the same time, there was uncertainty over the Ukraine invasion. The Fund’s general focus towards quality companies (those with better balance sheets than peers) that meet our valuation parameters tended to position the holdings well in most sectors. In fact, the Fund produced a very significant positive contribution from its security selection and produced a significant positive contribution from its sector allocation. Stock selection relative to the benchmark was positive in all eleven sectors.

Stock selection within the Financials sector was the most significant positive contributor during the year. The Fund’s holdings in this sector gained 7.9% versus a 10.8% decline in the benchmark. First Horizon (a regional bank based in Memphis) gained 42% after receiving a take-over offer from Toronto-Dominion Bank. Allegheny Corporation (primarily a reinsurance company) received a merger offer from Berkshire Hathaway and gained more than 27%. Another significant contributor, UNUM Group, gained more than 73%. UNUM, a supplemental disability and health insurance company benefitted from lower COVID-related disability claims and strong payroll growth, given strong employment levels throughout the year. In addition, the reserves set aside for the closed long-term-care book of business benefited from higher fixed interest rates during the year.

During the year, Industrials was the second-most significant positive contributor. Valmont Industries, which designs and manufactures poles, towers and structures for lighting, communication, and utility markets, gained more than 30%, as infrastructure spending on these segments helped the company grow revenues and earnings. Science Applications International Corporation returned 35% for the year. This IT and consulting services provider to the government gained because of increased defense spending due to the Russian-Ukraine war.

Health care selection was the third most significant positive development as holdings in this sector increased 3.5% versus down 21.9% in the benchmark. Evolent Health Inc gained more than 2%. Evolent, a software company that develops cost-effective, high quality health care delivery and payment models, has had a successful year in booking new clients. The best performer in this sector for the Fund was Prothena Corp., up over 150%. Positive results from a competitor’s Alzeimer’s drug trial portend similar positive results for the company’s own Alzeimer’s drug trial.

The fourth most significant attribute in the year was the Energy sector. The slight overweighting of around 1% was magnified by the significant outperformance the sector recorded. Energy was the only sector that posted positive returns during the year and dwarfed the returns elsewhere in advancing almost 52%. The Fund’s holdings in this sector gained more than 67%. A focus on oil and gas exploration and development companies was a key to success. EQT Corp., a natural gas producer, was up over 65%, as natural gas prices spiked as a result of the Russian-Ukraine War and Europe’s supply of natural gas being curtailed. Pioneer Natural Resources, a Permian oil producer, performed extremely well as oil prices improved and the company exercised capital discipline throughout 2022. Additionally, an oil and natural gas service company, Patterson-UTI Energy, was up over 100% as the company’s oil and natural gas drilling rigs were put to work in the field.

The Fund’s largest detractor from performance was its holding in a Medicare health insurance broker, GoHealth, which was down around 70% for the year. A more intense competitive environment resulted in higher rate of insurance coverage changes and lower retention, which delayed a positive cashflow environment indefinitely. This holding has been sold out of the Fund.

Another negative contributor to the Fund’s performance was Daseke Inc., down around 43% for the year. The trucking company specializes in flatbed trailers, and the market was worried about an economic slowdown hurting demand.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2022

How was the Fund positioned at the end of the Reporting Period?

The market outlook is unusually cloudy. In addition to the geopolitical uncertainty that appears to be potentially significant, the market must contend with a hawkish Federal Reserve. Together, this provides a challenging environment for economic growth. All of this, however, does not change our process, which is heavily bottoms up driven.

The Fund’s largest overweightings can be found in the Industrials, Materials and Consumer Staples sectors. Among the Industrials holdings, opportunities appear abundant especially among truckers, building products and distributors. In Materials, we can find many self-help situations in the chemical industry (opportunities companies possess to generate earnings growth that are not dependent on general macroeconomic conditions; these opportunities could include cost cutting, asset redeployment, or share repurchases). Many of these companies also benefit from low cost North American natural gas feedstock costs. The strategy also has an overweighting among packaging companies. Among Consumer Staples, the strategy has a significant presence in agricultural products, with weightings in Bunge and Ingredion.

The strategy’s largest underweighting can be found in Consumer Discretionary (4% versus 11%), Financials (18% versus 22%), and REITS (6% versus 11%). Generally, in Consumer Discretionary, many companies appear to be operating at near-peak profitability levels just as consumer spending is nearing an inflection point or plateauing at best. Among Financials, the strategy’s weighting is among insurance and banks but lacks exposure among more market sensitive sub-industries such as exchanges, asset managers, and mortgage REITs. Among property REITs, we are generally leery of overall leverage levels among companies that must roll over debt at ever higher interest rates.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings	(% of Total Net Assets)
Pioneer Natural Resources Co.	4.3%
Bunge Ltd.	2.5%
Unum Group	2.4%
Ingredion, Inc.	2.2%
Prosperity Bancshares, Inc.	2.0%
OGE Energy Corp.	1.9%
Evolent Health, Inc. — Class A	1.8%
BOK Financial Corp.	1.7%
H&E Equipment Services, Inc.	1.7%
Pinnacle West Capital Corp.	1.6%
Top Ten Total	22.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	(1.86%)	6.91%	9.70%
Russell 2500 Value Index	(13.08%)	4.75%	8.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 98.3%

Financial - 23.8%
Unum Group	96,805	$3,971,909
Prosperity Bancshares, Inc.	46,351	3,368,791
BOK Financial Corp.	27,458	2,849,866
Physicians Realty Trust REIT	164,446	2,379,534
First Merchants Corp.	56,292	2,314,164
Texas Capital Bancshares, Inc.*	35,000	2,110,850
Old Republic International Corp.	75,587	1,825,426
Alexandria Real Estate Equities, Inc. REIT	11,382	1,658,016
Axis Capital Holdings Ltd.	29,809	1,614,754
Stifel Financial Corp.	26,146	1,526,142
Sun Communities, Inc. REIT	10,576	1,512,368
Old National Bancorp	79,106	1,422,326
Voya Financial, Inc.	21,525	1,323,572
Apple Hospitality REIT, Inc.	82,613	1,303,633
First American Financial Corp.	24,171	1,265,110
Gaming and Leisure Properties, Inc. REIT	19,571	1,019,453
Trustmark Corp.	27,785	969,974
SVB Financial Group*	3,895	896,395
Hancock Whitney Corp.	18,175	879,488
STAG Industrial, Inc. REIT	26,463	855,019
First Hawaiian, Inc.	32,761	853,097
Wintrust Financial Corp.	10,005	845,623
United Bankshares, Inc.	20,753	840,289
VICI Properties, Inc. REIT	24,514	794,254
United Community Banks, Inc.	22,235	751,543
Heritage Insurance Holdings, Inc.*	61,534	110,761
Total Financial		39,262,357

Industrial - 23.4%
Curtiss-Wright Corp.	16,040	2,678,520
Graphic Packaging Holding Co.	119,885	2,667,441
Kirby Corp.*	38,649	2,487,063
Valmont Industries, Inc.	7,478	2,472,750
Littelfuse, Inc.	10,214	2,249,123
Knight-Swift Transportation Holdings, Inc.	42,599	2,232,614
Johnson Controls International plc	32,961	2,109,504
MDU Resources Group, Inc.	67,949	2,061,573
Terex Corp.	47,683	2,037,018
Arcosa, Inc.	34,542	1,877,012
Enovis Corp.*	27,084	1,449,536
Daseke, Inc.*	244,873	1,393,327
GATX Corp.	11,670	1,240,988
PGT Innovations, Inc.*	68,573	1,231,571
Mercury Systems, Inc.*	26,161	1,170,443
Teledyne Technologies, Inc.*	2,786	1,114,149
Plexus Corp.*	9,638	992,040
Park Aerospace Corp.	73,696	988,263
Altra Industrial Motion Corp.	14,968	894,338
Sonoco Products Co.	14,545	883,027
Advanced Energy Industries, Inc.	10,258	879,931
EnerSys	11,333	836,828
Esab Corp.	17,760	833,299
Stoneridge, Inc.*	34,863	751,646
Coherent Corp.*	15,702	551,140
AZEK Company, Inc.*	22,006	447,162
Total Industrial		38,530,306

Consumer, Non-cyclical - 13.3%
Bunge Ltd.	40,835	4,074,108
Ingredion, Inc.	36,948	3,618,318
Euronet Worldwide, Inc.*	28,040	2,646,415
Encompass Health Corp.	40,473	2,420,690
Henry Schein, Inc.*	25,168	2,010,168
Integer Holdings Corp.*	22,585	1,546,169
Central Garden & Pet Co. — Class A*	43,114	1,543,481
Quest Diagnostics, Inc.	6,475	1,012,949
Azenta, Inc.*	14,247	829,460
ICF International, Inc.	8,167	808,942
Jazz Pharmaceuticals plc*	3,354	534,326
Ironwood Pharmaceuticals, Inc. — Class A*	42,997	532,733
Pacira BioSciences, Inc.*	11,211	432,856
Total Consumer, Non-cyclical		22,010,615

Consumer, Cyclical - 9.1%
H&E Equipment Services, Inc.	61,426	2,788,740
MSC Industrial Direct Company, Inc. — Class A	32,069	2,620,037
Methode Electronics, Inc.	43,794	1,943,140
Ralph Lauren Corp. — Class A	13,536	1,430,349
Alaska Air Group, Inc.*	32,117	1,379,104
UniFirst Corp.	4,638	895,088
PVH Corp.	11,908	840,586
Marriott Vacations Worldwide Corp.	5,658	761,510
Leggett & Platt, Inc.	22,402	722,017
Whirlpool Corp.	5,059	715,646
Lakeland Industries, Inc.*	35,963	478,308
Meritage Homes Corp.*	5,181	477,688
Total Consumer, Cyclical		15,052,213

Technology - 7.9%
Evolent Health, Inc. — Class A*	104,193	2,925,740
Science Applications International Corp.	23,262	2,580,453
Teradyne, Inc.	25,467	2,224,542
Leidos Holdings, Inc.	19,309	2,031,114
MACOM Technology Solutions Holdings, Inc.*	21,155	1,332,342
Silicon Laboratories, Inc.*	8,862	1,202,308
Power Integrations, Inc.	10,709	768,049
Total Technology		13,064,548

Basic Materials - 6.8%
Westlake Corp.	23,085	2,367,136
Huntsman Corp.	80,652	2,216,317
Reliance Steel & Aluminum Co.	9,765	1,976,826
Ashland, Inc.	17,628	1,895,539
Avient Corp.	46,496	1,569,705
Nucor Corp.	9,527	1,255,754
Total Basic Materials		11,281,277

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Energy - 5.9%
Pioneer Natural Resources Co.	30,929	$7,063,874
Diamondback Energy, Inc.	6,961	952,126
Kinder Morgan, Inc.	47,986	867,587
Patterson-UTI Energy, Inc.	49,799	838,615
HydroGen Corp.*,1,†††	672,346	1
Total Energy		9,722,203

Utilities - 4.9%
OGE Energy Corp.	78,870	3,119,309
Pinnacle West Capital Corp.	35,510	2,700,180
Black Hills Corp.	22,184	1,560,423
Spire, Inc.	9,347	643,634
Total Utilities		8,023,546

Communications - 3.2%
Ciena Corp.*	38,843	1,980,216
Infinera Corp.*	262,869	1,771,737
Fox Corp. — Class B	53,446	1,520,539
Total Communications		5,272,492

Total Common Stocks
(Cost $142,739,437)		162,219,557

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2	308,333	1

Total Convertible Preferred Stocks
(Cost $294,438)		1

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	220,317	125,801
Total Rights
(Cost $—)		125,801

MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[3]	2,671,868	2,671,868
Total Money Market Fund
(Cost $2,671,868)		2,671,868

Total Investments - 100.0%
(Cost $145,705,743)		$165,017,227
Other Assets & Liabilities, net - 0.0%		50,938
Total Net Assets - 100.0%		$165,068,165

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of December 31, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$162,219,556	$—	$1	$162,219,557
Convertible Preferred Stocks	—	—	1	1
Rights	125,801	—	—	125,801
Money Market Fund	2,671,868	—	—	2,671,868
Total Assets	$165,017,225	$—	$2	$165,017,227

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES V (SMID CAP VALUE SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Common Stock
HydroGen Corp.*	$1	$—	$—	$—	$—	$1	672,346	$—

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $143,134,168)	$165,017,226
Investments in affiliated issuers, at value (cost $2,571,575)	1
Cash	6,099
Prepaid expenses	4,026
Receivables:
Dividends	226,484
Interest	7,519
Total assets	165,261,355

Liabilities:
Payable for:
Management fees	78,152
Fund shares redeemed	47,252
Distribution and service fees	35,469
Professional fees	18,067
Fund accounting/administration fees	2,761
Transfer agent/maintenance fees	2,526
Trustees’ fees*	256
Due to Investment Adviser	116
Miscellaneous	8,591
Total liabilities	193,190
Net assets	$165,068,165

Net assets consist of:
Paid in capital	$132,130,095
Total distributable earnings (loss)	32,938,070
Net assets	$165,068,165
Capital shares outstanding	2,303,527
Net asset value per share	$71.66

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$3,804,496
Interest	55,080
Total investment income	3,859,576

Expenses:
Management fees	1,288,014
Distribution and service fees	429,338
Transfer agent/maintenance fees	24,939
Fund accounting/administration fees	101,395
Professional fees	62,692
Trustees’ fees*	8,807
Custodian fees	5,161
Line of credit fees	4,605
Miscellaneous	10,544
Recoupment of previously waived fees	116
Total expenses	1,935,611
Less:
Expenses waived by Adviser	(406,069)
Earnings credits applied	(243)
Total waived expenses	(406,312)
Net expenses	1,529,299
Net investment income	2,330,277

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	13,613,515
Net realized gain	13,613,515
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(19,694,434)
Net change in unrealized appreciation (depreciation)	(19,694,434)
Net realized and unrealized loss	(6,080,919)
Net decrease in net assets resulting from operations	$(3,750,642)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,330,277	$1,441,071
Net realized gain on investments	13,613,515	23,340,393
Net change in unrealized appreciation (depreciation) on investments	(19,694,434)	14,828,004
Net increase (decrease) in net assets resulting from operations	(3,750,642)	39,609,468

Distributions to shareholders	(20,034,393)	(3,140,125)

Capital share transactions:
Proceeds from sale of shares	3,018,349	5,172,278
Distributions reinvested	20,034,393	3,140,125
Cost of shares redeemed	(21,572,513)	(29,848,950)
Net increase (decrease) from capital share transactions	1,480,229	(21,536,547)
Net increase (decrease) in net assets	(22,304,806)	14,932,796

Net assets:
Beginning of year	187,372,971	172,440,175
End of year	$165,068,165	$187,372,971

Capital share activity:
Shares sold	39,400	64,686
Shares issued from reinvestment of distributions	293,201	40,140
Shares redeemed	(283,522)	(374,637)
Net increase (decrease) in shares	49,079	(269,811)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$83.11	$68.31	$69.18	$61.70	$82.36
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	.61	1.21	.68	.53
Net gain (loss) on investments (realized and unrealized)	(3.04)	15.53	1.10 [f]	15.01	(9.07)
Total from investment operations	(2.01)	16.14	2.31	15.69	(8.54)
Less distributions from:
Net investment income	(.70)	(1.34)	(.77)	(.64)	(.49)
Net realized gains	(8.74)	—	(2.41)	(7.57)	(11.63)
Total distributions	(9.44)	(1.34)	(3.18)	(8.21)	(12.12)
Net asset value, end of period	$71.66	$83.11	$68.31	$69.18	$61.70

Total Return[b]	(1.86%)	23.75%	4.30%	26.70%	(12.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$165,068	$187,373	$172,440	$195,207	$176,113
Ratios to average net assets:
Net investment income (loss)	1.36%	0.76%	2.05%	1.01%	0.68%
Total expenses[c]	1.13%	1.14%	1.22%	1.19%	1.19%
Net expenses[d,e]	0.89%	0.90%	0.90%	0.91%	0.91%
Portfolio turnover rate	40%	34%	38%	41%	65%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.89%	0.90%	0.90%	0.91%	0.91%

[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series X (StylePlusTM—Small Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -26.61%, underperforming the Russell 2000 Growth Index (“Index”), the Fund’s benchmark, which returned -26.36% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund underperformed the Russell 2000 Growth Index by 0.3% net of fees. During this Reporting Period, active equity and active fixed income contributed +2.3% and -0.7% to the Fund’s relative return differential, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	30.8%
Guggenheim Variable Insurance Strategy Fund III	28.1%
Guggenheim Strategy Fund II	10.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.2%
UFP Industries, Inc.	0.4%
Mueller Industries, Inc.	0.4%
Albany International Corp. — Class A	0.3%
AMN Healthcare Services, Inc.	0.3%
Diodes, Inc.	0.3%
Rambus, Inc.	0.3%
Top Ten Total	72.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	(26.61%)	3.05%	9.37%
Russell 2000 Growth Index	(26.36%)	3.51%	9.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 25.0%

Industrial - 5.8%
UFP Industries, Inc.	1,332	$105,484
Mueller Industries, Inc.	1,457	85,963
Albany International Corp. — Class A	816	80,449
Advanced Energy Industries, Inc.	814	69,825
Standex International Corp.	670	68,615
Park Aerospace Corp.	4,570	61,284
Hillenbrand, Inc.	1,372	58,543
Fabrinet*	454	58,212
Dorian LPG Ltd.	3,034	57,494
Comfort Systems USA, Inc.	499	57,425
Applied Industrial Technologies, Inc.	437	55,075
Encore Wire Corp.	377	51,860
PGT Innovations, Inc.*	2,851	51,204
Sturm Ruger & Company, Inc.	1,007	50,974
Eagle Materials, Inc.	375	49,819
OSI Systems, Inc.*	568	45,167
Matson, Inc.	701	43,820
Simpson Manufacturing Company, Inc.	458	40,606
Louisiana-Pacific Corp.	616	36,467
Lindsay Corp.	217	35,339
Acuity Brands, Inc.	213	35,275
Boise Cascade Co.	496	34,060
Insteel Industries, Inc.	1,204	33,134
Myers Industries, Inc.	1,464	32,545
CTS Corp.	683	26,924
Griffon Corp.	529	18,933
EnPro Industries, Inc.	173	18,803
Arcosa, Inc.	331	17,986
Plexus Corp.*	174	17,910
Total Industrial		1,399,195

Consumer, Non-cyclical - 4.5%
AMN Healthcare Services, Inc.*	775	79,685
Prestige Consumer Healthcare, Inc.*	1,189	74,431
Cytokinetics, Inc.*	1,479	67,768
EVERTEC, Inc.	1,974	63,918
Ironwood Pharmaceuticals, Inc. — Class A*	4,667	57,824
Alarm.com Holdings, Inc.*	1,136	56,209
Supernus Pharmaceuticals, Inc.*	1,418	50,580
Xencor, Inc.*	1,705	44,398
Innoviva, Inc.*	3,298	43,698
Catalyst Pharmaceuticals, Inc.*	2,271	42,241
USANA Health Sciences, Inc.*	752	40,006
Vir Biotechnology, Inc.*	1,558	39,433
Collegium Pharmaceutical, Inc.*	1,473	34,174
Pacira BioSciences, Inc.*	885	34,170
Varex Imaging Corp.*	1,590	32,277
Medifast, Inc.	273	31,491
Dynavax Technologies Corp.*	2,775	29,526
Corcept Therapeutics, Inc.*	1,398	28,393
Fulgent Genetics, Inc.*	941	28,023
Amphastar Pharmaceuticals, Inc.*	925	25,919
Vanda Pharmaceuticals, Inc.*	3,326	24,579
Eagle Pharmaceuticals, Inc.*	822	24,027
Arcus Biosciences, Inc.*	1,148	23,741
REGENXBIO, Inc.*	939	21,297
Hostess Brands, Inc.*	916	20,555
Ensign Group, Inc.	193	18,260
Exelixis, Inc.*	1,129	18,109
Merit Medical Systems, Inc.*	255	18,008
Cal-Maine Foods, Inc.	316	17,206
Total Consumer, Non-cyclical		1,089,946

Technology - 4.3%
Diodes, Inc.*	1,046	79,642
Rambus, Inc.*	2,141	76,691
Axcelis Technologies, Inc.*	803	63,726
Kulicke & Soffa Industries, Inc.	1,403	62,097
Progress Software Corp.	1,212	61,145
Onto Innovation, Inc.*	878	59,783
SPS Commerce, Inc.*	459	58,949
Veeco Instruments, Inc.*	2,518	46,784
CSG Systems International, Inc.	742	42,442
MaxLinear, Inc. — Class A*	1,104	37,481
Synaptics, Inc.*	392	37,303
Avid Technology, Inc.*	1,355	36,030
Cohu, Inc.*	1,110	35,576
Ultra Clean Holdings, Inc.*	1,065	35,305
Cirrus Logic, Inc.*	455	33,888
TTEC Holdings, Inc.	759	33,495
Agilysys, Inc.*	403	31,894
SMART Global Holdings, Inc.*	1,876	27,915
Digital Turbine, Inc.*	1,825	27,813
CEVA, Inc.*	1,012	25,887
Veradigm, Inc.*	1,304	23,003
ACI Worldwide, Inc.*	904	20,792
Alpha & Omega Semiconductor Ltd.*	690	19,713
Teradata Corp.*	564	18,984
CommVault Systems, Inc.*	293	18,412
NetScout Systems, Inc.*	550	17,880
Total Technology		1,032,630

Consumer, Cyclical - 3.7%
Wyndham Hotels & Resorts, Inc.	895	63,823
Methode Electronics, Inc.	1,101	48,851
GMS, Inc.*	975	48,555
Asbury Automotive Group, Inc.*	251	44,992
Oxford Industries, Inc.	481	44,820
Installed Building Products, Inc.	523	44,769
Academy Sports & Outdoors, Inc.	850	44,659
Buckle, Inc.	895	40,588
Patrick Industries, Inc.	667	40,420
Sally Beauty Holdings, Inc.*	3,224	40,365
Cavco Industries, Inc.*	175	39,594
LCI Industries	398	36,795
Winnebago Industries, Inc.	683	35,994
Jack in the Box, Inc.	481	32,819
Dine Brands Global, Inc.	469	30,297
Children’s Place, Inc.*	830	30,229
Movado Group, Inc.	913	29,444

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
Shoe Carnival, Inc.	1,199	$28,668
Six Flags Entertainment Corp.*	1,194	27,760
Golden Entertainment, Inc.*	689	25,769
Boyd Gaming Corp.	446	24,320
Steven Madden Ltd.	737	23,554
Sleep Number Corp.*	808	20,992
Vista Outdoor, Inc.*	801	19,520
UniFirst Corp.	100	19,299
AutoNation, Inc.*	174	18,670
Total Consumer, Cyclical		905,566

Financial - 3.1%
Preferred Bank/Los Angeles CA	1,011	75,441
National Bank Holdings Corp. — Class A	1,641	69,037
Hanmi Financial Corp.	2,444	60,489
Central Pacific Financial Corp.	2,975	60,333
First BanCorp	4,622	58,792
Southside Bancshares, Inc.	1,591	57,260
Brightsphere Investment Group, Inc.	2,690	55,360
FB Financial Corp.	1,461	52,800
Hilltop Holdings, Inc.	1,320	39,613
Ameris Bancorp	829	39,079
Virtus Investment Partners, Inc.	160	30,631
CVB Financial Corp.	953	24,540
Dime Community Bancshares, Inc.	730	23,236
Enova International, Inc.*	514	19,722
First Hawaiian, Inc.	739	19,244
NBT Bancorp, Inc.	438	19,018
Agree Realty Corp. REIT	259	18,371
Mr Cooper Group, Inc.*	448	17,978
Triumph Financial, Inc.*	345	16,860
Total Financial		757,804

Communications - 1.2%
Extreme Networks, Inc.*	3,016	55,223
HealthStream, Inc.*	1,728	42,923
InterDigital, Inc.	800	39,584
Viavi Solutions, Inc.*	3,481	36,585
A10 Networks, Inc.	2,090	34,757
Harmonic, Inc.*	2,652	34,741
Perficient, Inc.*	373	26,047
ADTRAN Holdings, Inc.	1,047	19,673
Total Communications		289,533

Energy - 1.2%
SM Energy Co.	1,960	68,267
Antero Midstream Corp.	5,757	62,118
DT Midstream, Inc.	1,087	60,068
Civitas Resources, Inc.	663	38,407
Helmerich & Payne, Inc.	389	19,283
Patterson-UTI Energy, Inc.	1,108	18,659
Laredo Petroleum, Inc.*	357	18,357
Total Energy		285,159

Basic Materials - 1.0%
HB Fuller Co.	825	59,086
Livent Corp.*	2,863	56,888
Balchem Corp.	416	50,798
Ingevity Corp.*	502	35,361
AdvanSix, Inc.	877	33,344
Innospec, Inc.	179	18,412
Total Basic Materials		253,889

Utilities - 0.2%
South Jersey Industries, Inc.	1,036	36,809
SJW Group	237	19,242
Total Utilities		56,051

Health Care - 0.0%
Ligand Pharmaceuticals Inc*,††	89	—
Ligand Pharmaceuticals Inc*,††	89	—
Total Health Care		—

Total Common Stocks
(Cost $6,249,452)		6,069,773

MUTUAL FUNDS† - 70.7%
Guggenheim Strategy Fund III[1]	310,680	7,474,966
Guggenheim Variable Insurance Strategy Fund III[1]	283,678	6,828,127
Guggenheim Strategy Fund II1	107,648	2,587,860
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	29,925	288,481
Total Mutual Funds
(Cost $17,688,941)		17,179,434

MONEY MARKET FUND† - 2.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 3.90%[2]	579,212	579,212
Total Money Market Fund
(Cost $579,212)		579,212

Total Investments - 98.1%
(Cost $24,517,605)		$23,828,419
Other Assets & Liabilities, net - 1.9%		464,312
Total Net Assets - 100.0%		$24,292,731

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	4	Mar 2023	$354,260	$(12,605)
S&P MidCap 400 Index Mini Futures Contracts	2	Mar 2023	488,660	(14,358)
			$842,920	$(26,963)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 2000 Growth Index	Pay	4.31% (Federal Funds Rate - 0.02%)	At Maturity	06/28/23	2,276	$17,965,970	$455,885

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,069,773	$—	*	$—	$6,069,773
Mutual Funds	17,179,434	—		—	17,179,434
Money Market Fund	579,212	—		—	579,212
Equity Index Swap Agreements**	—	455,885		—	455,885
Total Assets	$23,828,419	$455,885		$—	$24,284,304

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$26,963	$—	$—	$26,963

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,675,169	$7,535,898	$(11,487,950)	$(138,996)	$3,739	$2,587,860	107,648	$107,792
Guggenheim Strategy Fund III	9,233,350	739,610	(2,146,772)	(65,944)	(285,278)	7,474,966	310,680	238,379
Guggenheim Ultra Short Duration Fund — Institutional Class	3,333,685	7,697	(3,041,984)	(19,829)	8,912	288,481	29,925	7,789
Guggenheim Variable Insurance Strategy Fund III	8,963,296	948,438	(2,787,978)	(61,913)	(233,716)	6,828,127	283,678	197,355
	$28,205,500	$9,231,643	$(19,464,684)	$(286,682)	$(506,343)	$17,179,434		$551,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $6,828,664)	$6,648,985
Investments in affiliated issuers, at value (cost $17,688,941)	17,179,434
Cash	134,271
Segregated cash with broker	51,000
Unrealized appreciation on OTC swap agreements	455,885
Prepaid expenses	2,339
Receivables:
Dividends	79,169
Fund shares sold	10,024
Interest	2,591
Total assets	24,563,698

Liabilities:
Segregated cash due to broker	120,000
Payable for:
Securities purchased	75,458
Professional fees	22,749
Fund shares redeemed	17,411
Management fees	5,573
Distribution and service fees	5,140
Swap settlement	4,193
Variation margin on futures contracts	3,700
Transfer agent/maintenance fees	2,075
Fund accounting/administration fees	1,471
Trustees’ fees*	678
Miscellaneous	12,519
Total liabilities	270,967
Net assets	$24,292,731

Net assets consist of:
Paid in capital	$33,164,880
Total distributable earnings (loss)	(8,872,149)
Net assets	$24,292,731
Capital shares outstanding	1,085,306
Net asset value per share	$22.38

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $279)	$94,057
Dividends from securities of affiliated issuers	551,315
Interest	2,666
Total investment income	648,038

Expenses:
Management fees	208,377
Distribution and service fees	69,293
Transfer agent/maintenance fees	25,209
Professional fees	38,332
Fund accounting/administration fees	26,717
Trustees’ fees*	10,051
Custodian fees	9,457
Line of credit fees	813
Miscellaneous	8,858
Total expenses	397,107
Less:
Expenses reimbursed by Adviser:	(778)
Expenses waived by Adviser	(105,856)
Earnings credits applied	(841)
Total waived/reimbursed expenses	(107,475)
Net expenses	289,632
Net investment income	358,406

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(153,306)
Investments in affiliated issuers	(286,682)
Swap agreements	(8,395,894)
Futures contracts	(88,803)
Net realized loss	(8,924,685)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,121,138)
Investments in affiliated issuers	(506,343)
Swap agreements	555,481
Futures contracts	(52,827)
Net change in unrealized appreciation (depreciation)	(1,124,827)
Net realized and unrealized loss	(10,049,512)
Net decrease in net assets resulting from operations	$(9,691,106)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$358,406	$84,462
Net realized gain (loss) on investments	(8,924,685)	9,676,123
Net change in unrealized appreciation (depreciation) on investments	(1,124,827)	(7,232,395)
Net increase (decrease) in net assets resulting from operations	(9,691,106)	2,528,190

Distributions to shareholders	(8,952,911)	(1,474,151)

Capital share transactions:
Proceeds from sale of shares	613,968	971,520
Distributions reinvested	8,952,911	1,474,151
Cost of shares redeemed	(3,640,657)	(4,478,015)
Net increase (decrease) from capital share transactions	5,926,222	(2,032,344)
Net decrease in net assets	(12,717,795)	(978,305)

Net assets:
Beginning of year	37,010,526	37,988,831
End of year	$24,292,731	$37,010,526

Capital share activity:
Shares sold	21,194	20,250
Shares issued from reinvestment of distributions	382,440	32,292
Shares redeemed	(122,777)	(93,977)
Net increase (decrease) in shares	280,857	(41,435)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$46.01	$44.91	$34.53	$30.87	$40.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.10	.17	.42	.56
Net gain (loss) on investments (realized and unrealized)	(12.10)	2.82	10.65	7.28	(3.33)
Total from investment operations	(11.72)	2.92	10.82	7.70	(2.77)
Less distributions from:
Net investment income	(.11)	(.19)	(.44)	(.22)	(.43)
Net realized gains	(11.80)	(1.63)	—	(3.82)	(6.12)
Total distributions	(11.91)	(1.82)	(.44)	(4.04)	(6.55)
Net asset value, end of period	$22.38	$46.01	$44.91	$34.53	$30.87

Total Return[b]	(26.61%)	6.54%	31.82%	25.68%	(10.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,293	$37,011	$37,989	$33,036	$28,644
Ratios to average net assets:
Net investment income (loss)	1.29%	0.22%	0.49%	1.24%	1.42%
Total expenses[c]	1.43%	1.39%	1.50%	1.62%	1.47%
Net expenses[d,e,f]	1.05%	1.00%	1.02%	1.11%	1.12%
Portfolio turnover rate	73%	64%	86%	59%	65%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.04%	1.00%	1.01%	1.03%	1.06%

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series Y (StylePlusTM—Large Growth Series, or the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -30.69%, underperforming the Russell 1000 Growth Index (“Index”), the Fund’s benchmark, which returned -29.14% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund underperformed the Russell 1000 Growth Index by 1.6% net of fees. During this Reporting Period, active equity and active fixed income contributed +1.2% and -0.8% to the Fund’s relative return differential, respectively. The remainder resulted from equity index swap cost, implementation shortfall and Fund’s expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings	(% of Total Net Assets)
Guggenheim Strategy Fund III	27.7%
Guggenheim Variable Insurance Strategy Fund III	26.8%
Guggenheim Strategy Fund II	12.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	10.1%
Apple, Inc.	2.3%
Alphabet, Inc. — Class C	1.4%
Microsoft Corp.	1.1%
Visa, Inc. — Class A	0.6%
Exxon Mobil Corp.	0.5%
Pfizer, Inc.	0.5%
Top Ten Total	83.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	(30.69%)	9.52%	13.27%
Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 21.3%

Technology - 6.4%
Apple, Inc.	6,511	$845,974
Microsoft Corp.	1,689	405,056
QUALCOMM, Inc.	1,273	139,953
Applied Materials, Inc.	1,108	107,897
NVIDIA Corp.	721	105,367
KLA Corp.	226	85,209
NXP Semiconductor N.V.	536	84,704
Microchip Technology, Inc.	1,131	79,453
ON Semiconductor Corp.*	1,224	76,341
Qorvo, Inc.*	812	73,600
Skyworks Solutions, Inc.	794	72,357
Seagate Technology Holdings plc	1,356	71,339
Broadcom, Inc.	124	69,332
NetApp, Inc.	1,105	66,367
HP, Inc.	2,247	60,377
Adobe, Inc.*	74	24,903
Total Technology		2,368,229

Consumer, Non-cyclical - 5.6%
Pfizer, Inc.	3,548	181,799
AbbVie, Inc.	1,065	172,115
UnitedHealth Group, Inc.	299	158,524
Regeneron Pharmaceuticals, Inc.*	166	119,767
Amgen, Inc.	413	108,470
Merck & Company, Inc.	960	106,512
Johnson & Johnson	593	104,753
Vertex Pharmaceuticals, Inc.*	344	99,340
Quest Diagnostics, Inc.	592	92,612
Hershey Co.	396	91,702
Hologic, Inc.*	1,206	90,221
PepsiCo, Inc.	475	85,813
Incyte Corp.*	1,060	85,139
Procter & Gamble Co.	536	81,236
Molina Healthcare, Inc.*	231	76,281
United Rentals, Inc.*	214	76,060
Coca-Cola Co.	1,170	74,424
Eli Lilly & Co.	186	68,046
Elevance Health, Inc.	111	56,940
Gilead Sciences, Inc.	584	50,137
Bristol-Myers Squibb Co.	648	46,624
Thermo Fisher Scientific, Inc.	55	30,288
Danaher Corp.	90	23,888
Total Consumer, Non-cyclical		2,080,691

Communications - 2.3%
Alphabet, Inc. — Class C*	6,029	534,953
Amazon.com, Inc.*	1,253	105,252
VeriSign, Inc.*	442	90,805
Cisco Systems, Inc.	1,686	80,321
Meta Platforms, Inc. — Class A*	335	40,314
Total Communications		851,645

Energy - 2.0%
Exxon Mobil Corp.	1,767	194,900
Chevron Corp.	817	146,643
ONEOK, Inc.	1,363	89,549
Occidental Petroleum Corp.	1,408	88,690
APA Corp.	1,895	88,459
Targa Resources Corp.	1,188	87,318
ConocoPhillips	359	42,362
Total Energy		737,921

Consumer, Cyclical - 1.9%
McDonald’s Corp.	485	127,812
AutoZone, Inc.*	40	98,647
Lowe’s Companies, Inc.	493	98,225
Yum! Brands, Inc.	724	92,730
Tesla, Inc.*	704	86,719
Home Depot, Inc.	230	72,648
NVR, Inc.*	15	69,189
Bath & Body Works, Inc.	1,430	60,260
Total Consumer, Cyclical		706,230

Industrial - 1.6%
Nordson Corp.	367	87,243
Pentair plc	1,868	84,023
A O Smith Corp.	1,439	82,368
Sealed Air Corp.	1,627	81,155
Otis Worldwide Corp.	954	74,708
Fortune Brands Innovations, Inc.	1,163	66,419
Masco Corp.	1,390	64,871
Caterpillar, Inc.	105	25,154
Lockheed Martin Corp.	50	24,324
Masterbrand, Inc.*	1,163	8,781
Total Industrial		599,046

Financial - 1.1%
Visa, Inc. — Class A	1,114	231,444
Mastercard, Inc. — Class A	263	91,453
Goldman Sachs Group, Inc.	110	37,772
Prologis, Inc. REIT	300	33,819
Progressive Corp.	190	24,645
Total Financial		419,133

Basic Materials - 0.4%
CF Industries Holdings, Inc.	878	74,806
Nucor Corp.	373	49,165
Total Basic Materials		123,971

Total Common Stocks
(Cost $8,213,149)		7,886,866

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
MUTUAL FUNDS† - 77.2%
Guggenheim Strategy Fund III[1]	427,250	$10,279,629
Guggenheim Variable Insurance Strategy Fund III[1]	412,593	9,931,120
Guggenheim Strategy Fund II1	193,491	4,651,513
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	388,217	3,742,412
Total Mutual Funds
(Cost $29,486,971)		28,604,674

Total Investments - 98.5%
(Cost $37,700,120)		$36,491,540
Other Assets & Liabilities, net - 1.5%		569,436
Total Net Assets - 100.0%		$37,060,976

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2023	$440,920	$(32,336)
S&P 500 Index Mini Futures Contracts	4	Mar 2023	772,300	(32,655)
			$1,213,220	$(64,991)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	Pay	4.56% (Federal Funds Rate + 0.23%)	At Maturity	06/28/23	12,763	$27,966,668	$532,587

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,886,866	$—	$—	$7,886,866
Mutual Funds	28,604,674	—	—	28,604,674
Equity Index Swap Agreements**	—	532,587	—	532,587
Total Assets	$36,491,540	$532,587	$—	$37,024,127

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$64,991	$—	$—	$64,991

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Shares 12/31/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$8,709,839	$11,246,699	$(15,090,906)	$(192,372)	$(21,747)	$4,651,513	193,491	$155,158
Guggenheim Strategy Fund III	14,184,016	2,568,946	(5,930,252)	(165,742)	(377,339)	10,279,629	427,250	349,331
Guggenheim Ultra Short Duration Fund — Institutional Class	9,222,929	87,109	(5,456,983)	(31,221)	(79,422)	3,742,412	388,217	86,649
Guggenheim Variable Insurance Strategy Fund III	12,887,874	285,221	(2,821,955)	(63,097)	(356,923)	9,931,120	412,593	283,630
	$45,004,658	$14,187,975	$(29,300,096)	$(452,432)	$(835,431)	$28,604,674		$874,768

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $8,213,149)	$7,886,866
Investments in affiliated issuers, at value (cost $29,486,971)	28,604,674
Cash	369,856
Segregated cash with broker	78,000
Unrealized appreciation on OTC swap agreements	532,587
Prepaid expenses	2,465
Receivables:
Dividends	115,007
Fund shares sold	11,857
Interest	4,989
Total assets	37,606,301

Liabilities:
Segregated cash due to broker	350,000
Payable for:
Securities purchased	119,379
Management fees	9,992
Distribution and service fees	7,881
Swap settlement	6,950
Fund shares redeemed	3,897
Variation margin on futures contracts	2,440
Transfer agent/maintenance fees	2,189
Fund accounting/administration fees	1,592
Trustees’ fees*	590
Miscellaneous	40,415
Total liabilities	545,325
Net assets	$37,060,976

Net assets consist of:
Paid in capital	$47,050,246
Total distributable earnings (loss)	(9,989,270)
Net assets	$37,060,976
Capital shares outstanding	2,693,016
Net asset value per share	$13.76

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $251)	$92,995
Dividends from securities of affiliated issuers	874,768
Interest	19,955
Total investment income	987,718

Expenses:
Management fees	284,371
Distribution and service fees	109,119
Transfer agent/maintenance fees	25,409
Professional fees	41,166
Fund accounting/administration fees	32,812
Interest expense	11,042
Custodian fees	8,881
Trustees’ fees*	7,393
Line of credit fees	1,366
Miscellaneous	7,769
Total expenses	529,328
Less:
Expenses reimbursed by Adviser:	(3)
Expenses waived by Adviser	(128,545)
Earnings credits applied	(1,360)
Total waived/reimbursed expenses	(129,908)
Net expenses	399,420
Net investment income	588,298

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	364,926
Investments in affiliated issuers	(452,432)
Swap agreements	(9,485,398)
Futures contracts	(185,509)
Net realized loss	(9,758,413)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,982,044)
Investments in affiliated issuers	(835,431)
Swap agreements	(4,210,414)
Futures contracts	(89,990)
Net change in unrealized appreciation (depreciation)	(8,117,879)
Net realized and unrealized loss	(17,876,292)
Net decrease in net assets resulting from operations	$(17,287,994)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$588,298	$181,755
Net realized gain (loss) on investments	(9,758,413)	11,923,708
Net change in unrealized appreciation (depreciation) on investments	(8,117,879)	1,024,676
Net increase (decrease) in net assets resulting from operations	(17,287,994)	13,130,139

Distributions to shareholders	(10,472,266)	(11,035,296)

Capital share transactions:
Proceeds from sale of shares	2,650,703	3,689,459
Distributions reinvested	10,472,266	11,035,296
Cost of shares redeemed	(6,278,669)	(8,320,164)
Net increase from capital share transactions	6,844,300	6,404,591
Net increase (decrease) in net assets	(20,915,960)	8,499,434

Net assets:
Beginning of year	57,976,936	49,477,502
End of year	$37,060,976	$57,976,936

Capital share activity:
Shares sold	134,492	141,529
Shares issued from reinvestment of distributions	690,327	457,516
Shares redeemed	(329,923)	(319,534)
Net increase in shares	494,896	279,511

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$26.38	$25.79	$19.82	$16.47	$20.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.09	.16	.28	.34
Net gain (loss) on investments (realized and unrealized)	(7.87)	6.51	7.07	5.13	(.63)
Total from investment operations	(7.63)	6.60	7.23	5.41	(.29)
Less distributions from:
Net investment income	(.09)	(.17)	(.28)	(.38)	(.34)
Net realized gains	(4.90)	(5.84)	(.98)	(1.68)	(3.20)
Total distributions	(4.99)	(6.01)	(1.26)	(2.06)	(3.54)
Net asset value, end of period	$13.76	$26.38	$25.79	$19.82	$16.47

Total Return[b]	(30.69%)	27.77%	37.87%	33.92%	(3.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,061	$57,977	$49,478	$40,187	$31,737
Ratios to average net assets:
Net investment income (loss)	1.34%	0.34%	0.73%	1.51%	1.70%
Total expenses[c]	1.21%	1.20%	1.29%	1.44%	1.38%
Net expenses[d,e,f]	0.92%	0.88%	0.88%	0.97%	1.02%
Portfolio turnover rate	65%	40%	66%	47%	59%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
—	—	—	—	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
0.89%	0.87%	0.88%	0.90%	0.93%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

MANAGERS’ COMMENTARY (Unaudited)	December 31, 2022

To Our Shareholders

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance for the 12-month period ended December 31, 2022 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of -8.53%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index (“Index”), the Fund’s benchmark, which returned 1.47% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the broad market reversed its ‘reopening’ excitement and began a steady bear market. Economic ramifications of the Covid pandemic continued–as supply constraints and worker shortages drove inflation steadily higher. Despite rebounding demand and consumers flush with money, many industries and service companies could not keep enough parts or employees, causing shortages and driving wages higher. Exacerbating the underlying inflation was the sudden war in Ukraine and continued rolling China Covid-related shutdowns. Both were human tragedies in their own rights. And both threw supply chains into more chaos. The Federal Reserve board went completely all in with interest rate increases to halt the inflation at a pace not seen in 40 years. The rapid and steady rise in rates led to a coordinated drop in stocks and bonds. As the year closed out, the lagged effects of rising rates began hitting corporate earnings, led to numerous layoff announcements, and rising fears of an inevitable recession in 2023.

Within equity markets, the most expensive and smaller cap names all suffered more than the broad averages.

The Fund had a return of -8.5%. The overall market decline contributed about -1.2% drag based on our net long exposure. The realized beta (sensitivity of daily returns to broad stock benchmark moves) was about 0.19 for the year, lower than most long/short managers.

Overall fundamental style positioning worked in the Fund’s favor by about +5.7% attribution. Value names had a good year vis-à-vis expensive growth. Our Value style positioning paid off by about +11.5% for the year. With the value of far off and riskier earnings discounted at higher rates, there was more pain for expensive growth. A bias towards High Quality positions did not pay off as expected in a down year. With rate moves a bigger factor than economic drag this year, higher quality names suffered the earnings discount math as much or more than lower-earnings quality companies.

Industry tilts totaled a moderate -1.1% drag for the year. A net short in Energy during the early part of the year caused substantial damage when oil and gas prices spiked during the Ukraine war. On the plus side, the Fund’s net short in Real Estate was a positive contributor, as that sector suffered from both fundamental and rate-related risks.

Security selection (the impact of returns within style and industry groups) was a large drag (-9%) for the Reporting Period. For example, within the Real Estate sector, short names in the hotel group outperformed the sector while a few long positions in the office group underperformed–leading to negative selection.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives have a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. The net performance impact of these derivatives was positive for the Reporting Period as the overall market had a large negative return.

How was the Fund positioned at the end of the Reporting Period?

At Reporting Period end, the Fund held about 146% of assets in long securities, and 96% short, for a net-dollar exposure of 49%. Because the long side exposure holds higher quality and more defensive sectors, while the short side focuses on higher risk names, the actual expected net ‘beta’ of the fund is in the 0.15 to 0.25 range.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	December 31, 2022

The Fund maintains its style bias towards cheaper valuation names. Our bias towards higher profitability and low stock volatility remains, but at reduced levels from last year as those factors have paid off significantly and look less underpriced than usual. The Fund’s short position in the Growth names has also shrunk as those names declined rapidly last year; we are now closer to neutral on this factor bias. The Fund remains biased to small cap size, a shift that first began about a year ago. While small caps are generally riskier than their large cap brethren, the additional risk looks to be compensated with a much wider expected return based on fundamentals and valuations.

From an industry perspective, the Fund’s largest net long sectors are Healthcare and IT, with our names mostly focused on cheaper and higher cash flow generating groups within those otherwise growth-oriented sectors. The largest net short exposures are Real Estate, and Commercial Services. Notably, the Fund has flipped to a net long exposure to Energy and Materials, while cutting back on weights in Staples and Utilities. With considerable moves in relative stock prices and changing fundamentals, the dynamic industry weight reallocation was substantial this year.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2022

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings	(% of Total Net Assets)
Quest Diagnostics, Inc.	1.0%
Ironwood Pharmaceuticals, Inc. — Class A	1.0%
Marathon Petroleum Corp.	1.0%
Preferred Bank/Los Angeles CA	1.0%
Exxon Mobil Corp.	1.0%
FirstEnergy Corp.	1.0%
OGE Energy Corp.	1.0%
Coca-Cola Co.	1.0%
Black Hills Corp.	1.0%
Hologic, Inc.	1.0%
Top Ten Total	10.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2022

Cumulative Fund Performance*,†

Average Annual Returns*,†

Periods Ended December 31, 2022

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	(8.53%)	(2.08%)	3.79%
Morningstar Long/Short Equity Category Average	(7.67%)	2.13%	3.81%
ICE BofA 3-Month U.S. Treasury Bill Index	1.47%	1.27%	0.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 93.9%

Consumer, Non-cyclical - 22.5%
Quest Diagnostics, Inc.	240	$37,389
Ironwood Pharmaceuticals, Inc. — Class A*	2,974	36,848
Coca-Cola Co.	563	35,813
Hologic, Inc.*,1	476	35,610
John B Sanfilippo & Son, Inc.	437	35,537
Hershey Co.	153	35,430
Perdoceo Education Corp.*,1	2,340	32,526
IDEXX Laboratories, Inc.*	79	32,229
Bristol-Myers Squibb Co.[1]	442	31,802
Prestige Consumer Healthcare, Inc.*	469	29,359
Danaher Corp.	105	27,869
Altria Group, Inc.[1]	580	26,512
USANA Health Sciences, Inc.*	495	26,334
Royalty Pharma plc — Class A	666	26,320
Varex Imaging Corp.*	1,290	26,187
Tyson Foods, Inc. — Class A1	417	25,958
Post Holdings, Inc.*,1	271	24,460
Triton International Ltd.	321	22,078
EVERTEC, Inc.[1]	659	21,339
Monster Beverage Corp.*	206	20,915
Jazz Pharmaceuticals plc*,1	119	18,958
United Therapeutics Corp.*,1	67	18,632
Globus Medical, Inc. — Class A*	249	18,493
Gilead Sciences, Inc.	212	18,200
Supernus Pharmaceuticals, Inc.*,1	497	17,728
Vertex Pharmaceuticals, Inc.*,1	59	17,038
Eagle Pharmaceuticals, Inc.*	540	15,784
Incyte Corp.*,1	178	14,297
Lamb Weston Holdings, Inc.[1]	152	13,583
Innoviva, Inc.*	1,022	13,542
Inter Parfums, Inc.	105	10,135
Regeneron Pharmaceuticals, Inc.*	14	10,101
Vanda Pharmaceuticals, Inc.*,1	1,320	9,755
Quanex Building Products Corp.	404	9,567
Exelixis, Inc.*	587	9,415
Amphastar Pharmaceuticals, Inc.*,1	336	9,414
Eli Lilly & Co.	20	7,317
Total Consumer, Non-cyclical		822,474

Industrial - 15.3%
Donaldson Company, Inc.	599	35,263
Textron, Inc.[1]	498	35,259
Graco, Inc.	521	35,042
Standex International Corp.[1]	334	34,205
Snap-on, Inc.[1]	148	33,816
Emerson Electric Co.	346	33,237
Eagle Materials, Inc.[1]	238	31,618
Albany International Corp. — Class A1	318	31,352
Louisiana-Pacific Corp.[1]	491	29,067
Vishay Intertechnology, Inc.[1]	1,250	26,963
General Dynamics Corp.[1]	108	26,796
Lockheed Martin Corp.	54	26,270
Sturm Ruger & Company, Inc.[1]	455	23,032
Advanced Energy Industries, Inc.[1]	254	21,788
Acuity Brands, Inc.[1]	131	21,695
Mueller Industries, Inc.[1]	309	18,231
Sealed Air Corp.	353	17,608
Dorian LPG Ltd.	925	17,529
AMETEK, Inc.	111	15,509
3M Co.	109	13,071
Otis Worldwide Corp.	139	10,885
OSI Systems, Inc.*	131	10,417
PGT Innovations, Inc.*	566	10,166
Total Industrial		558,819

Consumer, Cyclical - 12.0%
Wyndham Hotels & Resorts, Inc.	495	35,299
Columbia Sportswear Co.	402	35,207
Yum! Brands, Inc.	274	35,094
GMS, Inc.*,1	589	29,332
Home Depot, Inc.	89	28,112
Brunswick Corp.[1]	387	27,895
Allison Transmission Holdings, Inc.[1]	645	26,832
MSC Industrial Direct Company, Inc. — Class A	273	22,304
Methode Electronics, Inc.[1]	460	20,410
Buckle, Inc.[1]	445	20,181
Starbucks Corp.[1]	161	15,971
Boyd Gaming Corp.[1]	278	15,159
Steven Madden Ltd.	444	14,190
Academy Sports & Outdoors, Inc.[1]	268	14,081
Haverty Furniture Companies, Inc.	446	13,335
Oxford Industries, Inc.	137	12,766
Lowe’s Companies, Inc.	62	12,353
Patrick Industries, Inc.	190	11,514
Williams-Sonoma, Inc.	97	11,147
Group 1 Automotive, Inc.	58	10,461
Watsco, Inc.	41	10,225
Winnebago Industries, Inc.	161	8,485
Ethan Allen Interiors, Inc.	302	7,979
Total Consumer, Cyclical		438,332

Financial - 11.3%
Preferred Bank/Los Angeles CA	488	36,467
Heritage Financial Corp.	1,148	35,175
Hope Bancorp, Inc.	2,710	34,715
National Bank Holdings Corp. — Class A1	825	34,708
S&T Bancorp, Inc.	1,005	34,351
Renasant Corp.	912	34,282
TowneBank	1,086	33,492
Evercore, Inc. — Class A	198	21,598
International Bancshares Corp.[1]	394	18,029
Office Properties Income Trust REIT	1,185	15,820
Central Pacific Financial Corp.[1]	721	14,622
BankUnited, Inc.[1]	426	14,471
Stewart Information Services Corp.	323	13,802
Virtus Investment Partners, Inc.	61	11,678
Hilltop Holdings, Inc.	369	11,074
Marcus & Millichap, Inc.	318	10,955
Bread Financial Holdings, Inc.[1]	269	10,131

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
Visa, Inc. — Class A	47	$9,765
PennyMac Financial Services, Inc.[1]	161	9,122
NMI Holdings, Inc. — Class A*,1	367	7,670
Total Financial		411,927

Energy - 8.6%
Marathon Petroleum Corp.[1]	313	36,430
Exxon Mobil Corp.[1]	330	36,399
Antero Midstream Corp.[1]	3,189	34,409
DT Midstream, Inc.[1]	601	33,211
Kinder Morgan, Inc.[1]	1,827	33,032
Valero Energy Corp.	181	22,962
Williams Companies, Inc.[1]	605	19,905
Phillips 66	178	18,526
CVR Energy, Inc.[1]	555	17,394
Occidental Petroleum Corp.	218	13,732
REX American Resources Corp.*	367	11,693
SunCoke Energy, Inc.[1]	1,315	11,348
Par Pacific Holdings, Inc.*	388	9,021
Equitrans Midstream Corp.[1]	1,265	8,476
ONEOK, Inc.[1]	126	8,278
Total Energy		314,816

Technology - 8.2%
Cirrus Logic, Inc.*,1	467	34,782
Applied Materials, Inc.	286	27,851
Synopsys, Inc.*	85	27,140
Microsoft Corp.	94	22,543
Dropbox, Inc. — Class A*	889	19,896
Maximus, Inc.	218	15,986
Diodes, Inc.*,1	166	12,639
Teradata Corp.*	361	12,151
NetScout Systems, Inc.*,1	345	11,216
Synaptics, Inc.*,1	116	11,039
Avid Technology, Inc.*	407	10,822
Apple, Inc.	81	10,524
Adobe, Inc.*	30	10,096
QUALCOMM, Inc.[1]	90	9,895
Rambus, Inc.*,1	261	9,349
NetApp, Inc.	155	9,309
Kulicke & Soffa Industries, Inc.	200	8,852
Axcelis Technologies, Inc.*,1	111	8,809
CSG Systems International, Inc.[1]	147	8,408
Veeco Instruments, Inc.*	442	8,212
ACI Worldwide, Inc.*,1	345	7,935
Total Technology		297,454

Utilities - 6.9%
FirstEnergy Corp.	866	36,320
OGE Energy Corp.	906	35,832
Black Hills Corp.	508	35,733
UGI Corp.[1]	882	32,696
MGE Energy, Inc.[1]	363	25,555
Chesapeake Utilities Corp.[1]	186	21,981
Clearway Energy, Inc. — Class C	623	19,855
ONE Gas, Inc.	262	19,839
Otter Tail Corp.[1]	257	15,089
National Fuel Gas Co.[1]	152	9,621
Total Utilities		252,521

Communications - 4.6%
Verizon Communications, Inc.[1]	832	32,781
T-Mobile US, Inc.*,1	204	28,560
Gogo, Inc.*,1	1,732	25,564
Meta Platforms, Inc. — Class A*,1	194	23,346
Cisco Systems, Inc.[1]	396	18,866
VeriSign, Inc.*	72	14,792
InterDigital, Inc.[1]	278	13,755
Alphabet, Inc. — Class C*	118	10,470
Total Communications		168,134

Basic Materials - 4.5%
Minerals Technologies, Inc.[1]	402	24,409
Balchem Corp.[1]	183	22,346
Huntsman Corp.[1]	717	19,703
NewMarket Corp.[1]	56	17,422
Olin Corp.	288	15,247
LyondellBasell Industries N.V. — Class A1	178	14,779
FMC Corp.[1]	92	11,482
AdvanSix, Inc.[1]	264	10,037
Ingevity Corp.*	142	10,003
American Vanguard Corp.[1]	433	9,400
Westlake Corp.	88	9,024
Total Basic Materials		163,852

Total Common Stocks
(Cost $3,459,812)		3,428,329

MONEY MARKET FUND† - 1.3%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 3.93%[2]	48,920	48,920
Total Money Market Fund
(Cost $48,920)		48,920

Total Investments - 95.2%
(Cost $3,508,732)		$3,477,249
Other Assets & Liabilities, net - 4.8%		173,917
Total Net Assets - 100.0%		$3,651,166

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
Centrally Cleared Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	4.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$909,207	$8,712
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	4.73% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	907,144	7,623
						$1,816,351	$16,335
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	4.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$1,741,111	$89,689
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	4.03% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	1,754,398	88,943
						$3,495,509	$178,632

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
Home Depot, Inc.	23	0.80%	$863
GMS, Inc.	156	0.86%	783
Academy Sports & Outdoors, Inc.	70	0.41%	686
Buckle, Inc.	117	0.58%	629
Allison Transmission Holdings, Inc.	170	0.78%	623
Patrick Industries, Inc.	33	0.22%	489
Methode Electronics, Inc.	121	0.59%	440
Haverty Furniture Companies, Inc.	118	0.39%	202
Group 1 Automotive, Inc.	15	0.30%	167
Starbucks Corp.	42	0.46%	166
Ethan Allen Interiors, Inc.	80	0.23%	(42)
Wyndham Hotels & Resorts, Inc.	131	1.03%	(83)
Watsco, Inc.	11	0.30%	(116)
Boyd Gaming Corp.	73	0.44%	(121)
Lowe’s Companies, Inc.	16	0.35%	(129)
Columbia Sportswear Co.	106	1.02%	(176)
Yum! Brands, Inc.	72	1.02%	(180)
Winnebago Industries, Inc.	42	0.24%	(187)
MSC Industrial Direct Company, Inc. — Class A	72	0.65%	(201)
Oxford Industries, Inc.	36	0.37%	(220)
Steven Madden Ltd.	117	0.41%	(286)
Brunswick Corp.	102	0.81%	(311)
Williams-Sonoma, Inc.	25	0.32%	(338)
Total Consumer, Cyclical			2,658

Technology
Rambus, Inc.	69	0.27%	1,1001
Axcelis Technologies, Inc.	29	0.25%	445
CSG Systems International, Inc.	39	0.25%	416
Diodes, Inc.	44	0.37%	356
QUALCOMM, Inc.	23	0.28%	116
Maximus, Inc.	57	0.46%	45
Adobe, Inc.	8	0.30%	24
Dropbox, Inc. — Class A	235	0.58%	(37)
Teradata Corp.	95	0.35%	(41)
Apple, Inc.	21	0.30%	(106)
Veeco Instruments, Inc.	117	0.24%	(115)
Synaptics, Inc.	30	0.31%	(116)
Kulicke & Soffa Industries, Inc.	52	0.25%	(182)
Avid Technology, Inc.	107	0.31%	(197)
NetScout Systems, Inc.	91	0.33%	(206)
NetApp, Inc.	41	0.27%	(230)
Cirrus Logic, Inc.	123	1.01%	(237)
Microsoft Corp.	25	0.66%	(243)
Synopsys, Inc.	22	0.77%	(294)
ACI Worldwide, Inc.	91	0.23%	(322)
Applied Materials, Inc.	75	0.81%	(664)
Total Technology			(488)

Industrial
Standex International Corp.	88	0.99%	1,160
Dorian LPG Ltd.	245	0.51%	1,095
Snap-on, Inc.	39	0.98%	773
Louisiana-Pacific Corp.	130	0.85%	681
Vishay Intertechnology, Inc.	330	0.78%	617
Albany International Corp. — Class A	84	0.91%	589
Eagle Materials, Inc.	63	0.92%	559
Emerson Electric Co.	91	0.96%	503
Textron, Inc.	132	1.03%	339
Lockheed Martin Corp.	14	0.75%	132

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Advanced Energy Industries, Inc.	67	0.63%	$125
Donaldson Company, Inc.	158	1.03%	92
OSI Systems, Inc.	34	0.30%	47
Otis Worldwide Corp.	37	0.32%	(4)
General Dynamics Corp.	28	0.77%	(13)
AMETEK, Inc.	29	0.45%	(91)
3M Co.	28	0.37%	(136)
Graco, Inc.	138	1.02%	(240)
Mueller Industries, Inc.	82	0.53%	(269)
Sealed Air Corp.	93	0.51%	(298)
Acuity Brands, Inc.	34	0.62%	(522)
PGT Innovations, Inc.	150	0.30%	(739)
Sturm Ruger & Company, Inc.	120	0.67%	(1,532)
Total Industrial			2,868

Basic Materials
FMC Corp.	24	0.33%	310
Westlake Corp.	23	0.26%	280
American Vanguard Corp.	114	0.27%	89
NewMarket Corp.	14	0.48%	66
Olin Corp.	76	0.44%	(167)
Ingevity Corp.	37	0.29%	(198)
LyondellBasell Industries N.V. — Class A	47	0.43%	(230)
AdvanSix, Inc.	69	0.29%	(231)
Minerals Technologies, Inc.	106	0.71%	(307)
Huntsman Corp.	189	0.57%	(455)
Balchem Corp.	48	0.65%	(461)
Total Basic Materials			(1,304)

Financial
S&T Bancorp, Inc.	266	1.00%	1,594
Renasant Corp.	241	1.00%	990
Preferred Bank/Los Angeles CA	129	1.06%	984
TowneBank	287	0.98%	880
Associated Banc-Corp.	264	0.67%	807
PennyMac Financial Services, Inc.	42	0.26%	392
Virtus Investment Partners, Inc.	16	0.34%	383
NMI Holdings, Inc. — Class A	97	0.22%	242
International Bancshares Corp.	104	0.52%	207
Evercore, Inc. — Class A	52	0.63%	204
Bread Financial Holdings, Inc.	71	0.29%	184
National Bank Holdings Corp. — Class A	218	1.01%	167
Hilltop Holdings, Inc.	97	0.32%	160
Visa, Inc. — Class A	12	0.27%	(82)
Marcus & Millichap, Inc.	84	0.32%	(170)
Hope Bancorp, Inc.	717	1.01%	(383)
BankUnited, Inc.	112	0.42%	(454)
Heritage Financial Corp.	304	1.03%	(976)
Central Pacific Financial Corp.	191	0.43%	(1,051)
Stewart Information Services Corp.	85	0.40%	(1,164)
Office Properties Income Trust	313	0.46%	(2,295)
Total Financial			619

Communications
Cisco Systems, Inc.	104	0.55%	585
T-Mobile US, Inc.	54	0.83%	317
VeriSign, Inc.	19	0.43%	155
Alphabet, Inc. — Class C	31	0.30%	(255)
Meta Platforms, Inc. — Class A	51	0.68%	(683)
Gogo, Inc.	458	0.75%	(822)
InterDigital, Inc.	73	0.40%	(1,068)
Verizon Communications, Inc.	220	0.96%	(1,070)
Total Communications			(2,841)

Consumer, Non-cyclical
Perdoceo Education Corp.	619	0.95%	1,981
Ironwood Pharmaceuticals, Inc. — Class A	787	1.07%	1,168
Bristol-Myers Squibb Co.	117	0.93%	1,028
United Therapeutics Corp.	17	0.52%	1,002
Vertex Pharmaceuticals, Inc.	15	0.48%	937
Coca-Cola Co.	149	1.04%	718
Regeneron Pharmaceuticals, Inc.	3	0.24%	714
Hologic, Inc.	126	1.04%	709
Amphastar Pharmaceuticals, Inc.	89	0.27%	700
Jazz Pharmaceuticals plc	31	0.54%	616
Incyte Corp.	47	0.42%	504
Quest Diagnostics, Inc.	63	1.09%	467
Triton International Ltd.	85	0.64%	458
Supernus Pharmaceuticals, Inc.	131	0.52%	367
Altria Group, Inc.	153	0.77%	328
Eli Lilly & Co.	5	0.20%	276
Post Holdings, Inc.	71	0.71%	255
Innoviva, Inc.	270	0.39%	207
Lamb Weston Holdings, Inc.	40	0.39%	154
Prestige Consumer Healthcare, Inc.	124	0.86%	122

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Quanex Building Products Corp.	107	0.28%	$115
Globus Medical, Inc. — Class A	66	0.54%	111
John B Sanfilippo & Son, Inc.	115	1.03%	2
Monster Beverage Corp.	54	0.60%	(31)
Hershey Co.	40	1.02%	(61)
Inter Parfums, Inc.	28	0.30%	(67)
Danaher Corp.	28	0.82%	(79)
Gilead Sciences, Inc.	56	0.53%	(123)
Exelixis, Inc.	155	0.27%	(161)
IDEXX Laboratories, Inc.	21	0.94%	(268)
Varex Imaging Corp.	341	0.76%	(399)
EVERTEC, Inc.	174	0.62%	(591)
Royalty Pharma plc — Class A	176	0.77%	(594)
Eagle Pharmaceuticals, Inc.	142	0.46%	(1,442)
Tyson Foods, Inc. — Class A	110	0.75%	(2,414)
Vanda Pharmaceuticals, Inc.	349	0.28%	(2,469)
USANA Health Sciences, Inc.	131	0.77%	(2,868)
Total Consumer, Non-cyclical			1,372

Energy
Marathon Petroleum Corp.	82	1.05%	1,342
Exxon Mobil Corp.	87	1.06%	1,018
Phillips 66	47	0.54%	854
Valero Energy Corp.	47	0.66%	682
Antero Midstream Corp.	844	1.00%	559
Par Pacific Holdings, Inc.	102	0.26%	409
REX American Resources Corp.	97	0.34%	255
Kinder Morgan, Inc.	483	0.96%	194
ONEOK, Inc.	33	0.24%	189
SunCoke Energy, Inc.	348	0.33%	157
Equitrans Midstream Corp.	335	0.25%	9
Williams Companies, Inc.	160	0.58%	(58)
DT Midstream, Inc.	159	0.97%	(168)
Occidental Petroleum Corp.	57	0.40%	(448)
CVR Energy, Inc.	146	0.50%	(542)
Total Energy			4,452

Utilities
FirstEnergy Corp.	229	1.06%	964
ONE Gas, Inc.	69	0.58%	181
UGI Corp.	233	0.95%	70
Black Hills Corp.	134	1.04%	28
National Fuel Gas Co.	40	0.28%	12
OGE Energy Corp.	240	1.05%	2
Chesapeake Utilities Corp.	49	0.64%	(8)
Otter Tail Corp.	68	0.44%	(219)
Clearway Energy, Inc. — Class C	165	0.58%	(359)
MGE Energy, Inc.	96	0.74%	(384)
Total Utilities			287
Total MS Equity Long Custom Basket			7,623

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Viad Corp.	271	(0.38)%	5,984
ASGN, Inc.	127	(0.59)%	5,342
Equifax, Inc.	135	(1.50)%	4,716
Healthcare Services Group, Inc.	825	(0.56)%	3,982
FTI Consulting, Inc.	109	(0.99)%	1,932
CoStar Group, Inc.	235	(1.04)%	1,741
TransUnion	408	(1.32)%	1,500
Driven Brands Holdings, Inc.	670	(1.04)%	1,337
Patterson Companies, Inc.	268	(0.43)%	712
Rollins, Inc.	215	(0.45)%	671
GXO Logistics, Inc.	172	(0.42)%	386
ABM Industries, Inc.	546	(1.38)%	(312)
Quanta Services, Inc.	67	(0.54)%	(693)
Cintas Corp.	60	(1.54)%	(1,584)
ICU Medical, Inc.	149	(1.34)%	(3,209)
Total Consumer, Non-cyclical			22,505

Utilities
AES Corp.	329	(0.54)%	(116)
Vistra Corp.	516	(0.68)%	(190)
Public Service Enterprise Group, Inc.	450	(1.57)%	(736)
Exelon Corp.	613	(1.51)%	(1,025)
Edison International	419	(1.52)%	(2,049)
Total Utilities			(4,116)

Basic Materials
Alcoa Corp.	198	(0.51)%	367
Freeport-McMoRan, Inc.	265	(0.57)%	252
ATI, Inc.	277	(0.47)%	193
Total Basic Materials			812

Financial
Signature Bank	76	(0.50)%	11,153
Invitation Homes, Inc.	475	(0.80)%	6,095
Welltower, Inc.	187	(0.70)%	4,608
Sun Communities, Inc.	192	(1.56)%	4,528
Equinix, Inc.	32	(1.19)%	4,112
Crown Castle, Inc.	87	(0.67)%	4,099
Americold Realty Trust, Inc.	489	(0.79)%	3,613
Bank of America Corp.	782	(1.48)%	3,162
KKR & Company, Inc. — Class A	355	(0.94)%	3,017

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Ares Management Corp. — Class A	289	(1.13)%	$2,812
Kennedy-Wilson Holdings, Inc.	1,161	(1.04)%	2,222
Digital Realty Trust, Inc.	119	(0.68)%	2,082
American Tower Corp. — Class A	125	(1.51)%	2,031
Equitable Holdings, Inc.	876	(1.43)%	2,020
Raymond James Financial, Inc.	236	(1.44)%	2,015
Ryman Hospitality Properties, Inc.	227	(1.06)%	1,743
Independence Realty Trust, Inc.	640	(0.62)%	1,719
Assurant, Inc.	85	(0.61)%	1,632
Host Hotels & Resorts, Inc.	641	(0.59)%	1,062
Pebblebrook Hotel Trust	429	(0.33)%	933
Alexandria Real Estate Equities, Inc.	181	(1.50)%	886
Kite Realty Group Trust	1,019	(1.22)%	814
Ventas, Inc.	244	(0.63)%	810
KeyCorp	1,161	(1.15)%	809
Northern Trust Corp.	305	(1.54)%	720
Wells Fargo & Co.	237	(0.56)%	717
UDR, Inc.	674	(1.49)%	515
Principal Financial Group, Inc.	94	(0.45)%	484
Kimco Realty Corp.	902	(1.09)%	446
Iron Mountain, Inc.	431	(1.22)%	340
Howard Hughes Corp.	408	(1.78)%	218
Citigroup, Inc.	414	(1.07)%	142
Cboe Global Markets, Inc.	82	(0.59)%	141
Willis Towers Watson plc	55	(0.77)%	122
Cullen/Frost Bankers, Inc.	64	(0.49)%	(139)
Progressive Corp.	209	(1.55)%	(204)
Cincinnati Financial Corp.	78	(0.46)%	(251)
American International Group, Inc.	194	(0.70)%	(376)
TFS Financial Corp.	737	(0.61)%	(511)
Intercontinental Exchange, Inc.	162	(0.95)%	(615)
BlackRock, Inc. — Class A	22	(0.89)%	(795)
Arthur J Gallagher & Co.	52	(0.56)%	(1,018)
CBRE Group, Inc. — Class A	180	(0.79)%	(1,180)
First Republic Bank	162	(1.13)%	(1,319)
Invesco Ltd.	969	(0.99)%	(1,405)
Allstate Corp.	172	(1.33)%	(1,548)
Apollo Global Management, Inc.	421	(1.53)%	(2,059)
Total Financial			60,402

Consumer, Cyclical
MillerKnoll, Inc.	468	(0.56)%	7,597
CarMax, Inc.	165	(0.57)%	3,720
American Airlines Group, Inc.	690	(0.50)%	3,619
Hawaiian Holdings, Inc.	615	(0.36)%	2,105
Live Nation Entertainment, Inc.	147	(0.58)%	564
Floor & Decor Holdings, Inc. — Class A	93	(0.37)%	500
Delta Air Lines, Inc.	685	(1.28)%	(200)
Walgreens Boots Alliance, Inc.	432	(0.92)%	(202)
Copart, Inc.	414	(1.44)%	(672)
Madison Square Garden Sports Corp. — Class A	61	(0.64)%	(2,542)
Total Consumer, Cyclical			14,489

Industrial
Stanley Black & Decker, Inc.	124	(0.53)%	5,724
Stericycle, Inc.	129	(0.37)%	3,134
Waste Management, Inc.	163	(1.46)%	2,157
TD SYNNEX Corp.	277	(1.50)%	987
Kirby Corp.	141	(0.52)%	574
Jacobs Solutions, Inc.	225	(1.54)%	349
J.B. Hunt Transport Services, Inc.	43	(0.43)%	(146)
Norfolk Southern Corp.	39	(0.55)%	(557)
TransDigm Group, Inc.	9	(0.32)%	(754)
FedEx Corp.	52	(0.51)%	(934)
Boeing Co.	49	(0.53)%	(1,223)
MSA Safety, Inc.	156	(1.28)%	(3,475)
Casella Waste Systems, Inc. — Class A	213	(0.96)%	(3,627)
Total Industrial			2,209

Energy
NOV, Inc.	501	(0.60)%	1,124
Helmerich & Payne, Inc.	177	(0.50)%	(64)
Patterson-UTI Energy, Inc.	789	(0.76)%	(202)
Halliburton Co.	729	(1.64)%	(793)
Liberty Energy, Inc. — Class A	603	(0.55)%	(1,244)
ChampionX Corp.	185	(0.31)%	(1,311)
Hess Corp.	120	(0.97)%	(1,853)
Valaris Ltd.	198	(0.76)%	(3,268)
Schlumberger Ltd.	248	(0.76)%	(3,786)
EOG Resources, Inc.	194	(1.43)%	(4,325)
Total Energy			(15,722)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Communications
IAC, Inc.	288	(0.73)%	$3,364
Walt Disney Co.	225	(1.11)%	2,623
Warner Bros Discovery, Inc.	927	(0.50)%	2,200
Paramount Global — Class B	576	(0.55)%	1,532
Uber Technologies, Inc.	556	(0.78)%	628
Interpublic Group of Companies, Inc.	561	(1.07)%	(2,153)
Total Communications			8,194

Technology
Take-Two Interactive Software, Inc.	169	(1.00)%	460
Science Applications International Corp.	206	(1.30)%	(290)
Total Technology			170
Total MS Equity Short Custom Basket			88,943

GS EQUITY LONG CUSTOM BASKET
Consumer, Cyclical
Patrick Industries, Inc.	67	0.45%	985
Home Depot, Inc.	23	0.80%	871
GMS, Inc.	156	0.85%	761
Academy Sports & Outdoors, Inc.	70	0.40%	693
Buckle, Inc.	117	0.58%	634
Allison Transmission Holdings, Inc.	170	0.78%	616
Methode Electronics, Inc.	121	0.59%	442
Haverty Furniture Companies, Inc.	118	0.39%	199
Group 1 Automotive, Inc.	15	0.30%	183
Starbucks Corp.	42	0.46%	166
Ethan Allen Interiors, Inc.	80	0.23%	(37)
Watsco, Inc.	11	0.30%	(95)
Wyndham Hotels & Resorts, Inc.	131	1.03%	(98)
Boyd Gaming Corp.	73	0.44%	(114)
Lowe’s Companies, Inc.	16	0.35%	(132)
Winnebago Industries, Inc.	42	0.24%	(168)
Yum! Brands, Inc.	72	1.01%	(179)
Columbia Sportswear Co.	106	1.02%	(186)
MSC Industrial Direct Company, Inc. — Class A	72	0.65%	(202)
Oxford Industries, Inc.	36	0.37%	(248)
Brunswick Corp.	102	0.81%	(291)
Steven Madden Ltd.	117	0.41%	(294)
Williams-Sonoma, Inc.	25	0.32%	(317)
Total Consumer, Cyclical			3,189

Technology
Rambus, Inc.	69	0.27%	1,099
Axcelis Technologies, Inc.	29	0.25%	454
CSG Systems International, Inc.	39	0.25%	411
Diodes, Inc.	44	0.37%	355
QUALCOMM, Inc.	23	0.28%	119
Maximus, Inc.	57	0.46%	55
Adobe, Inc.	8	0.30%	20
Teradata Corp.	95	0.35%	(42)
Dropbox, Inc. — Class A	235	0.58%	(53)
Apple, Inc.	21	0.30%	(104)
Synaptics, Inc.	30	0.31%	(109)
Veeco Instruments, Inc.	117	0.24%	(113)
Kulicke & Soffa Industries, Inc.	52	0.25%	(182)
NetScout Systems, Inc.	91	0.33%	(184)
Avid Technology, Inc.	107	0.31%	(217)
NetApp, Inc.	41	0.27%	(231)
Cirrus Logic, Inc.	123	1.01%	(246)
Microsoft Corp.	25	0.66%	(247)
Synopsys, Inc.	22	0.77%	(299)
ACI Worldwide, Inc.	91	0.23%	(318)
Applied Materials, Inc.	75	0.80%	(681)
Total Technology			(513)

Industrial
Standex International Corp.	88	0.99%	1,146
Dorian LPG Ltd.	245	0.51%	1,106
Snap-on, Inc.	39	0.98%	770
Louisiana-Pacific Corp.	130	0.85%	727
Vishay Intertechnology, Inc.	330	0.78%	614
Albany International Corp. — Class A	84	0.91%	590
Eagle Materials, Inc.	63	0.92%	561
Emerson Electric Co.	91	0.96%	508
Textron, Inc.	132	1.03%	414
Lockheed Martin Corp.	14	0.75%	143
Advanced Energy Industries, Inc.	67	0.63%	140
Donaldson Company, Inc.	158	1.02%	102
OSI Systems, Inc.	34	0.30%	44
General Dynamics Corp.	28	0.76%	2
Otis Worldwide Corp.	37	0.32%	(5)
AMETEK, Inc.	29	0.45%	(93)
3M Co.	28	0.37%	(139)
Graco, Inc.	138	1.02%	(245)
Mueller Industries, Inc.	82	0.53%	(271)
Sealed Air Corp.	93	0.51%	(300)
Acuity Brands, Inc.	34	0.62%	(510)
PGT Innovations, Inc.	150	0.30%	(737)

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Sturm Ruger & Company, Inc.	120	0.67%	$(1,581)
Total Industrial			2,986

Basic Materials
FMC Corp.	24	0.33%	322
Westlake Corp.	23	0.26%	273
American Vanguard Corp.	114	0.27%	84
NewMarket Corp.	14	0.48%	74
Olin Corp.	76	0.44%	(169)
Ingevity Corp.	37	0.29%	(200)
LyondellBasell Industries N.V. — Class A	47	0.43%	(229)
AdvanSix, Inc.	69	0.29%	(234)
Minerals Technologies, Inc.	106	0.71%	(300)
Huntsman Corp.	189	0.57%	(463)
Balchem Corp.	48	0.64%	(465)
Total Basic Materials			(1,307)

Financial
S&T Bancorp, Inc.	266	1.00%	1,588
Renasant Corp.	241	1.00%	987
Preferred Bank/Los Angeles CA	129	1.06%	984
TowneBank	287	0.97%	922
Associated Banc-Corp.	264	0.67%	824
PennyMac Financial Services, Inc.	42	0.26%	396
Virtus Investment Partners, Inc.	16	0.34%	377
Evercore, Inc. — Class A	52	0.62%	254
NMI Holdings, Inc. — Class A	97	0.22%	246
International Bancshares Corp.	104	0.52%	208
Bread Financial Holdings, Inc.	71	0.29%	195
National Bank Holdings Corp. — Class A	218	1.01%	192
Hilltop Holdings, Inc.	97	0.32%	161
Visa, Inc. — Class A	12	0.27%	(86)
Marcus & Millichap, Inc.	84	0.32%	(173)
Hope Bancorp, Inc.	717	1.01%	(380)
BankUnited, Inc.	112	0.42%	(450)
Heritage Financial Corp.	304	1.02%	(988)
Central Pacific Financial Corp.	191	0.43%	(1,054)
Stewart Information Services Corp.	85	0.40%	(1,166)
Office Properties Income Trust	313	0.46%	(2,291)
Total Financial			746

Communications
Cisco Systems, Inc.	104	0.54%	595
T-Mobile US, Inc.	54	0.83%	311
VeriSign, Inc.	19	0.43%	157
Alphabet, Inc. — Class C	31	0.30%	(255)
Meta Platforms, Inc. — Class A	51	0.67%	(683)
Gogo, Inc.	458	0.74%	(695)
InterDigital, Inc.	73	0.40%	(1,070)
Verizon Communications, Inc.	220	0.95%	(1,081)
Total Communications			(2,721)

Consumer, Non-cyclical
Perdoceo Education Corp.	619	0.95%	1,977
Ironwood Pharmaceuticals, Inc. — Class A	787	1.07%	1,153
Bristol-Myers Squibb Co.	117	0.93%	1,030
United Therapeutics Corp.	17	0.52%	1,002
Vertex Pharmaceuticals, Inc.	15	0.48%	935
Coca-Cola Co.	149	1.04%	732
Regeneron Pharmaceuticals, Inc.	3	0.24%	714
Hologic, Inc.	126	1.04%	711
Amphastar Pharmaceuticals, Inc.	89	0.27%	700
Jazz Pharmaceuticals plc	31	0.54%	635
Incyte Corp.	47	0.42%	521
Quest Diagnostics, Inc.	63	1.08%	460
Triton International Ltd.	85	0.64%	459
Altria Group, Inc.	153	0.77%	327
Supernus Pharmaceuticals, Inc.	131	0.51%	319
Eli Lilly & Co.	5	0.20%	276
Post Holdings, Inc.	71	0.70%	270
Innoviva, Inc.	270	0.39%	211
Lamb Weston Holdings, Inc.	40	0.39%	157
Prestige Consumer Healthcare, Inc.	124	0.85%	121
Quanex Building Products Corp.	107	0.28%	113
Globus Medical, Inc. — Class A	66	0.54%	91
John B Sanfilippo & Son, Inc.	115	1.03%	1
Monster Beverage Corp.	54	0.60%	(38)
Hershey Co.	40	1.02%	(53)
Inter Parfums, Inc.	28	0.30%	(62)
Danaher Corp.	28	0.82%	(93)
Gilead Sciences, Inc.	56	0.53%	(131)
Exelixis, Inc.	155	0.27%	(151)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
IDEXX Laboratories, Inc.	21	0.94%	$(276)
Varex Imaging Corp.	341	0.76%	(376)
Royalty Pharma plc — Class A	176	0.77%	(569)
EVERTEC, Inc.	174	0.62%	(580)
Eagle Pharmaceuticals, Inc.	142	0.46%	(1,470)
Tyson Foods, Inc. — Class A	110	0.75%	(2,410)
Vanda Pharmaceuticals, Inc.	349	0.28%	(2,475)
USANA Health Sciences, Inc.	131	0.77%	(2,882)
Total Consumer, Non-cyclical			1,349

Energy
Marathon Petroleum Corp.	82	1.05%	1,361
Exxon Mobil Corp.	87	1.06%	1,045
Phillips 66	47	0.54%	860
Valero Energy Corp.	47	0.66%	692
Antero Midstream Corp.	844	1.00%	574
Par Pacific Holdings, Inc.	102	0.26%	414
REX American Resources Corp.	97	0.34%	270
Kinder Morgan, Inc.	483	0.96%	207
ONEOK, Inc.	33	0.24%	192
SunCoke Energy, Inc.	348	0.33%	156
Equitrans Midstream Corp.	335	0.25%	4
Williams Companies, Inc.	160	0.58%	(51)
DT Midstream, Inc.	159	0.97%	(157)
Occidental Petroleum Corp.	57	0.39%	(411)
CVR Energy, Inc.	146	0.50%	(526)
Total Energy			4,630

Utilities
FirstEnergy Corp.	229	1.06%	1,020
ONE Gas, Inc.	69	0.57%	189
UGI Corp.	233	0.95%	86
OGE Energy Corp.	240	1.04%	22
National Fuel Gas Co.	40	0.28%	18
Black Hills Corp.	134	1.04%	11
Chesapeake Utilities Corp.	49	0.64%	(18)
Otter Tail Corp.	68	0.44%	(224)
Clearway Energy, Inc. — Class C	165	0.58%	(360)
MGE Energy, Inc.	96	0.74%	(391)
Total Utilities			353
Total GS Equity Long Custom Basket			8,712

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Viad Corp.	271	(0.38)%	5,987
ASGN, Inc.	127	(0.59)%	5,330
Equifax, Inc.	135	(1.51)%	4,725
Healthcare Services Group, Inc.	825	(0.57)%	4,025
FTI Consulting, Inc.	109	(0.99)%	2,045
CoStar Group, Inc.	235	(1.04)%	1,700
TransUnion	408	(1.33)%	1,432
Driven Brands Holdings, Inc.	670	(1.05)%	1,376
Patterson Companies, Inc.	268	(0.43)%	688
Rollins, Inc.	215	(0.45)%	661
GXO Logistics, Inc.	172	(0.42)%	384
ABM Industries, Inc.	546	(1.39)%	(317)
Quanta Services, Inc.	67	(0.55)%	(682)
Cintas Corp.	60	(1.56)%	(1,671)
ICU Medical, Inc.	149	(1.35)%	(3,231)
Total Consumer, Non-cyclical			22,452

Utilities
AES Corp.	329	(0.54)%	(99)
Vistra Corp.	516	(0.69)%	(232)
Public Service Enterprise Group, Inc.	450	(1.58)%	(630)
Exelon Corp.	613	(1.52)%	(1,044)
Edison International	419	(1.53)%	(2,197)
Total Utilities			(4,202)

Basic Materials
Alcoa Corp.	198	(0.52)%	402
Freeport-McMoRan, Inc.	265	(0.58)%	257
ATI, Inc.	277	(0.48)%	223
Total Basic Materials			882

Financial
Signature Bank	76	(0.50)%	11,143
Invitation Homes, Inc.	475	(0.81)%	6,089
Welltower, Inc.	187	(0.70)%	4,613
Sun Communities, Inc.	192	(1.58)%	4,512
Crown Castle, Inc.	87	(0.68)%	4,101
Equinix, Inc.	32	(1.20)%	4,082
Americold Realty Trust, Inc.	489	(0.80)%	3,591
Bank of America Corp.	782	(1.49)%	3,156
KKR & Company, Inc. — Class A	355	(0.95)%	3,033
Howard Hughes Corp.	234	(1.03)%	2,863
Ares Management Corp. — Class A	289	(1.14)%	2,813
Kennedy-Wilson Holdings, Inc.	1,161	(1.05)%	2,213
American Tower Corp. — Class A	125	(1.52)%	2,086
Digital Realty Trust, Inc.	119	(0.69)%	2,067
Equitable Holdings, Inc.	876	(1.44)%	1,976
Raymond James Financial, Inc.	236	(1.45)%	1,976
Ryman Hospitality Properties, Inc.	227	(1.07)%	1,737

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Independence Realty Trust, Inc.	640	(0.62)%	$1,705
Assurant, Inc.	85	(0.61)%	1,631
Host Hotels & Resorts, Inc.	641	(0.59)%	1,085
Pebblebrook Hotel Trust	429	(0.33)%	942
Kite Realty Group Trust	1,019	(1.23)%	827
Ventas, Inc.	244	(0.63)%	763
Alexandria Real Estate Equities, Inc.	181	(1.51)%	743
Wells Fargo & Co.	237	(0.56)%	714
KeyCorp	1,161	(1.16)%	700
Northern Trust Corp.	305	(1.55)%	589
UDR, Inc.	674	(1.50)%	513
Principal Financial Group, Inc.	94	(0.45)%	488
Kimco Realty Corp.	902	(1.10)%	388
Iron Mountain, Inc.	431	(1.23)%	337
Citigroup, Inc.	414	(1.08)%	174
Cboe Global Markets, Inc.	82	(0.59)%	152
Willis Towers Watson plc	55	(0.77)%	148
Cullen/Frost Bankers, Inc.	64	(0.49)%	(139)
Progressive Corp.	209	(1.56)%	(220)
Cincinnati Financial Corp.	78	(0.46)%	(314)
American International Group, Inc.	194	(0.70)%	(356)
TFS Financial Corp.	737	(0.61)%	(509)
Intercontinental Exchange, Inc.	162	(0.95)%	(646)
BlackRock, Inc. — Class A	22	(0.90)%	(799)
Arthur J Gallagher & Co.	52	(0.56)%	(1,003)
CBRE Group, Inc. — Class A	180	(0.80)%	(1,290)
First Republic Bank	162	(1.13)%	(1,374)
Invesco Ltd.	969	(1.00)%	(1,436)
Allstate Corp.	172	(1.34)%	(1,547)
Apollo Global Management, Inc.	421	(1.54)%	(2,086)
Total Financial			62,231

Consumer, Cyclical
MillerKnoll, Inc.	468	(0.56)%	7,593
CarMax, Inc.	165	(0.58)%	3,712
American Airlines Group, Inc.	690	(0.50)%	3,631
Hawaiian Holdings, Inc.	615	(0.36)%	2,090
Live Nation Entertainment, Inc.	147	(0.59)%	587
Floor & Decor Holdings, Inc. — Class A	93	(0.37)%	502
Delta Air Lines, Inc.	685	(1.29)%	(219)
Walgreens Boots Alliance, Inc.	432	(0.93)%	(309)
Copart, Inc.	414	(1.45)%	(821)
Madison Square Garden Sports Corp. — Class A	61	(0.64)%	(2,601)
Total Consumer, Cyclical			14,165

Industrial
Stanley Black & Decker, Inc.	124	(0.54)%	5,710
Stericycle, Inc.	129	(0.37)%	3,132
Waste Management, Inc.	163	(1.47)%	2,146
TD SYNNEX Corp.	277	(1.51)%	961
Kirby Corp.	141	(0.52)%	614
Jacobs Solutions, Inc.	225	(1.55)%	275
J.B. Hunt Transport Services, Inc.	43	(0.43)%	(177)
Norfolk Southern Corp.	39	(0.55)%	(562)
TransDigm Group, Inc.	9	(0.33)%	(737)
FedEx Corp.	52	(0.52)%	(948)
Boeing Co.	49	(0.54)%	(1,243)
MSA Safety, Inc.	156	(1.29)%	(3,399)
Casella Waste Systems, Inc. — Class A	213	(0.97)%	(3,630)
Total Industrial			2,142

Energy
NOV, Inc.	501	(0.60)%	1,133
Helmerich & Payne, Inc.	177	(0.50)%	(59)
Patterson-UTI Energy, Inc.	789	(0.76)%	(164)
Halliburton Co.	729	(1.65)%	(887)
Liberty Energy, Inc. — Class A	603	(0.55)%	(1,283)
ChampionX Corp.	185	(0.31)%	(1,297)
Hess Corp.	120	(0.98)%	(1,836)
Valaris Ltd.	198	(0.77)%	(3,295)
Schlumberger Ltd.	248	(0.76)%	(3,805)
EOG Resources, Inc.	194	(1.44)%	(4,416)
Total Energy			(15,909)

Communications
IAC, Inc.	288	(0.73)%	3,218
Walt Disney Co.	225	(1.12)%	2,577
Warner Bros Discovery, Inc.	927	(0.50)%	2,093
Paramount Global — Class B	576	(0.56)%	1,557
Uber Technologies, Inc.	556	(0.79)%	647
Interpublic Group of Companies, Inc.	561	(1.07)%	(2,334)
Total Communications			7,758

Technology
Take-Two Interactive Software, Inc.	169	(1.01)%	501
Science Applications International Corp.	206	(1.31)%	(331)
Total Technology			170
Total GS Equity Short Custom Basket			89,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at December 31, 2022.
[2]	Rate indicated is the 7-day yield as of December 31, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,428,329	$—	$—	$3,428,329
Money Market Fund	48,920	—	—	48,920
Equity Custom Basket Swap Agreements**	—	194,967	—	194,967
Total Assets	$3,477,249	$194,967	$—	$3,672,216

**	This derivative is reported as unrealized appreciation/depreciation at period end.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

Assets:
Investments, at value (cost $3,508,732)	$3,477,249
Unrealized appreciation on OTC swap agreements	194,967
Prepaid expenses	2,152
Receivables:
Investment Adviser	12,430
Dividends	4,859
Interest	259
Total assets	3,691,916

Liabilities:
Overdraft due to custodian bank	527
Payable for:
Professional fees	29,484
Transfer agent/maintenance fees	2,040
Swap settlement	1,443
Fund accounting/administration fees	1,300
Trustees’ fees*	974
Distribution and service fees	762
Fund shares redeemed	302
Miscellaneous	3,918
Total liabilities	40,750
Net assets	$3,651,166

Net assets consist of:
Paid in capital	$5,021,884
Total distributable earnings (loss)	(1,370,718)
Net assets	$3,651,166
Capital shares outstanding	239,034
Net asset value per share	$15.27

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

Investment Income:
Dividends	$81,156
Interest	1,352
Other income	82
Total investment income	82,590

Expenses:
Management fees	35,181
Distribution and service fees	9,747
Transfer agent/maintenance fees	25,091
Professional fees	42,954
Fund accounting/administration fees	22,229
Custodian fees	12,897
Trustees’ fees*	11,413
Line of credit fees	108
Miscellaneous	13,540
Total expenses	173,160
Less:
Expenses reimbursed by Adviser	(59,659)
Expenses waived by Adviser	(35,552)
Total waived/reimbursed expenses	(95,211)
Net expenses	77,949
Net investment income	4,641

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(231,203)
Swap agreements	32,877
Net realized loss	(198,326)
Net change in unrealized appreciation (depreciation) on:
Investments	(321,360)
Swap agreements	139,551
Net change in unrealized appreciation (depreciation)	(181,809)
Net realized and unrealized loss	(380,135)
Net decrease in net assets resulting from operations	$(375,494)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,641	$15,946
Net realized gain (loss) on investments	(198,326)	228,457
Net change in unrealized appreciation (depreciation) on investments	(181,809)	331,685
Net increase (decrease) in net assets resulting from operations	(375,494)	576,088

Distributions to shareholders	(15,376)	(28,089)

Capital share transactions:
Proceeds from sale of shares	107,955	50,760
Distributions reinvested	15,376	28,089
Cost of shares redeemed	(576,477)	(667,050)
Net decrease from capital share transactions	(453,146)	(588,201)
Net decrease in net assets	(844,016)	(40,202)

Net assets:
Beginning of year	4,495,182	4,535,384
End of year	$3,651,166	$4,495,182

Capital share activity:
Shares sold	6,933	3,202
Shares issued from reinvestment of distributions	988	1,805
Shares redeemed	(37,088)	(42,689)
Net decrease in shares	(29,167)	(37,682)

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Per Share Data
Net asset value, beginning of period	$16.76	$14.83	$14.87	$15.27	$20.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	.06	.06	.07	.04
Net gain (loss) on investments (realized and unrealized)	(1.45)	1.97	(.01)	(.45)	(2.28)
Total from investment operations	(1.43)	2.03	.05	(.38)	(2.24)
Less distributions from:
Net investment income	(.06)	(.10)	(.09)	(.02)	—
Net realized gains	—	—	—	—	(2.54)
Total distributions	(.06)	(.10)	(.09)	(.02)	(2.54)
Net asset value, end of period	$15.27	$16.76	$14.83	$14.87	$15.27

Total Return[b]	(8.53%)	13.81%	0.27%	(2.45%)	(11.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,651	$4,495	$4,535	$6,229	$8,056
Ratios to average net assets:
Net investment income (loss)	0.12%	0.35%	0.41%	0.44%	0.22%
Total expenses[c]	4.43%	4.58%	3.98%	3.52%	2.47%
Net expenses[d,e]	1.99%	2.01%	2.01%	2.00%	1.99%
Portfolio turnover rate	294%	204%	171%	172%	219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
1.99%	2.00%	2.00%	2.00%	1.99%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At December 31, 2022, the Trust consisted of fourteen funds.The Trust offers shares of the funds to insurance companies for their variable annunity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC (“SI” or the “Adviser”) and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and SI provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between Security Investors, LLC (“SI”) and Guggenheim Partners Advisors, LLC (“GPA”), that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment subadvisory services to Series E (Total Return Bond Series) (“Series E”) and Series P (High Yield Series) (“Series P”). Pursuant to an investment Sub-Advisory Agreement between GPIM and GPA that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment sub-advisory services to Series F (Floating Rate Strategies Series) (“Series F”). GPA operated as an investment sub-advisor to these Funds from April 29, 2022 to December 22, 2022.

GPA, under the oversight of the Board, SI and GPIM, assisted SI and GPIM, as applicable, in the supervision and direction of the investment strategies of Series E, Series F and Series P in accordance with their investment policies. As compensation for its services, SI and GPIM, as applicable, paid GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of Series E, Series F and Series P.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and/or other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration,

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NOTES TO FINANCIAL STATEMENTS (continued)

legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Designee Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Designee Procedures, the Adviser is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

The value of swap agreements entered into by a Fund is generally valued using an evaluated price provided by a third party pricing vendor.

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NOTES TO FINANCIAL STATEMENTS (continued)

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities in anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

(k) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(n) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended December 31, 2022, are disclosed in the Statements of Operations.

(p) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 4.33% at December 31, 2022.

(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge	$40,133,333	$3,451,202

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge	$3,492	$3,509,181

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$3,841,429	$—
Series D (World Equity Income Series)	Hedge	—	9,635,324
Series E (Total Return Bond Series)	Duration, Hedge	695,953	—
Series J (StylePlus—Mid Growth Series)	Index exposure	3,759,180	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	8,526,404	1,530,109
Series X (StylePlus—Small Growth Series)	Index exposure	424,140	—
Series Y (StylePlus—Large Growth Series)	Index exposure	628,568	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$175,190,652	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	127,994,090	—
Series X (StylePlus—Small Growth Series)	Index exposure	20,915,016	—
Series Y (StylePlus—Large Growth Series)	Index exposure	33,985,003	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series Z (Alpha Opportunity Series)	Hedge, Leverage	$1,866,186	$3,531,557

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$8,900,000	$491,667

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series P (High Yield Series)	Index exposure	$—	$232,167

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$—	$597,139
Series F (Floating Rate Strategies Series)	Hedge	—	225,877
Series P (High Yield Series)	Hedge	8,532	626,753

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity/Interest rate futures contracts	—	Variation margin on futures contracts
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Equity/Interest rate swap contracts	Unrealized appreciation on OTC swap agreements Unamortized upfront premiums paid on interest rate swap agreements	— Variation margin on interest rate swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	—

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at December 31, 2022
Series A (StylePlus—Large Core Series)	$—	$2,201,633	$—	$—	$—	—	$—	$2,201,633
Series E (Total Return Bond Series)	—	—	—	—	—	13,935	90,971	104,906
Series J (StylePlus—Mid Growth Series)	—	2,109,057	—	—	—	—	—	2,109,057
Series N (Managed Asset Allocation Series)	52,765	—	—	372	—	—	—	53,137
Series P (High Yield Series)	—	—	—	—	—	6,668	—	6,668
Series X (StylePlus—Small Growth Series)	—	455,885	—	—	—	—	—	455,885
Series Y (StylePlus—Large Growth Series)	—	532,587	—	—	—	—	—	532,587
Series Z (Alpha Opportunity Series)	—	194,967	—	—	—	—	—	194,967

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at December 31, 2022
Series A (StylePlus—Large Core Series)	$92,880	$—	$—	$—	$—	—	$—	$92,880
Series E (Total Return Bond Series)	—	—	—	22,377	393,151	—	—	415,528
Series F (Floating Rate Strategies Series)	—	—	—	—	—	2,596	—	2,596
Series J (StylePlus—Mid Growth Series)	156,090	—	—	—	—	—	—	156,090
Series N (Managed Asset Allocation Series)	105,330	—	5,727	3,293	—	—	—	114,350
Series P (High Yield Series)	—	—	—	—	—	1,607	—	1,607
Series X (StylePlus—Small Growth Series)	26,963	—	—	—	—	—	—	26,963
Series Y (StylePlus—Large Growth Series)	64,991	—	—	—	—	—	—	64,991

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate option contracts

Net realized gain (loss) on options purchased

Net change in unrealized appreciation (depreciation) on options purchased

Net realized gain (loss) on options written

Net change in unrealized appreciation (depreciation) on options written

Credit/Equity/Interest rate swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$382,826	$(25,002,540)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(24,619,714)
Series D (World Equity Income Series)	—	—	1,352,842	—	—	—	—	—	—	—	—	1,352,842
Series E (Total Return Bond Series)	—	—	—	—	(708,205)	—	(221,272)	672,913	89,353	(162,795)	(3,804)	(333,810)
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	8,645	—	—	8,645
Series J (StylePlus—Mid Growth Series)	(106,387)	(43,923,527)	—	—	—	—	—	—	—	—	—	(44,029,914)
Series N (Managed Asset Allocation Series)	(851,760)	—	77,989	(346,525)	—	—	—	—	—	—	—	(1,120,296)
Series P (High Yield Series)	—	—	—	—	—	39,182	—	—	53,140	—	—	92,322
Series X (StylePlus—Small Growth Series)	(88,803)	(8,395,894)	—	—	—	—	—	—	—	—	—	(8,484,697)
Series Y (StylePlus—Large Growth Series)	(185,509)	(9,485,398)	—	—	—	—	—	—	—	—	—	(9,670,907)
Series Z (Alpha Opportunity Series)	—	32,877	—	—	—	—	—	—	—	—	—	32,877

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$(193,155)	$(17,777,522)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(17,970,677)
Series E (Total Return Bond Series)	—	—	—	(22,377)	(246,347)	—	(2,596)	—	(12,437)	24,833	—	(258,924)
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	(2,596)	—	—	(2,596)
Series J (StylePlus—Mid Growth Series)	(223,296)	(2,943,839)	—	—	—	—	—	—	—	—	—	(3,167,135)
Series N (Managed Asset Allocation Series)	(155,837)	—	(5,727)	(19,704)	—	—	—	—	—	—	—	(181,268)
Series P (High Yield Series)	—	—	—	—	—	—	—	—	16,944	—	—	16,944
Series X (StylePlus—Small Growth Series)	(52,827)	555,481	—	—	—	—	—	—	—	—	—	502,654
Series Y (StylePlus—Large Growth Series)	(89,990)	(4,210,414)	—	—	—	—	—	—	—	—	—	(4,300,404)
Series Z (Alpha Opportunity Series)	—	139,551	—	—	—	—	—	—	—	—	—	139,551

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets.A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and

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NOTES TO FINANCIAL STATEMENTS (continued)

costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

184 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$2,201,633	$—	$2,201,633	$—	$(2,201,633)	$—
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	13,935	—	13,935	—	—	13,935
Series E (Total Return Bond Series)	Options purchased	90,971	—	90,971	—	—	90,971
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	2,109,057	—	2,109,057	—	(2,109,057)	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	6,668	—	6,668	(1,539)	—	5,129
Series X (StylePlus—Small Growth Series)	Swap equity contracts	455,885	—	455,885	—	(120,000)	335,885
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	532,587	—	532,587	—	(350,000)	182,587
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	194,967	—	194,967	—	—	194,967

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series F (Floating Rate Strategies Series)	Forward foreign currency exchange contracts	$2,596	$—	$2,596	$—	$—	$2,596
Series P (High Yield Series)	Forward foreign currency exchange contracts	1,607	—	1,607	(1,539)	—	68

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Morgan Stanley Capital Services LLC	Futures contracts	$533,000	$—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	9,910,000
Series A (StylePlus—Large Core Series) Total			533,000	9,910,000
Series E (Total Return Bond Series)	BofA Securities, Inc.	Futures contracts, Interest rate	26,183	—
		swap agreements
Series E (Total Return Bond Series) Total			26,183	—
Series J (StylePlus—Mid Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	333,800	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	6,870,000
Series J (StylePlus—Mid Growth Series) Total			333,800	6,870,000
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	51,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	120,000
Series X (StylePlus—Small Growth Series) Total			51,000	120,000
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	78,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	350,000
Series Y (StylePlus—Large Growth Series) Total			78,000	350,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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NOTES TO FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series F management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 187

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/23
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/23
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/23
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/23
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/23
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/23
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/23
Series P (High Yield Series)	1.07%	10/20/14	05/01/23
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/23
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/23
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/23
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/23
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/23

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At December 31, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, 2022, are presented in the following table:

Fund	2023	2024	2025	Total
Series A (StylePlus - Large Core Series)	$609,622	$578,663	$468,020	$1,656,305
Series B (Large Cap Value Series)	569,190	555,924	510,071	1,635,185
Series D (World Equity Income Series)	358,470	347,403	248,699	954,572
Series E (Total Return Bond Series)	102,283	72,779	23,524	198,586
Series F (Floating Rate Strategies Series)	97,708	76,984	45,284	219,976
Series J (StylePlus—Mid Growth Series)	445,780	434,128	323,149	1,203,057
Series O (All Cap Value Series)	288,584	268,200	231,664	788,448
Series P (High Yield Series)	111,843	90,246	69,351	271,440
Series Q (Small Cap Value Series)	89,756	58,292	49,991	198,039
Series V (SMid Cap Value Series)	493,187	452,499	380,378	1,326,064
Series X (StylePlus - Small Growth Series)	130,501	130,621	101,526	362,648
Series Y (StylePlus - Large Growth Series)	153,061	141,551	112,263	406,875
Series Z (Alpha Opportunity Series)	101,516	116,608	94,632	312,756

For the year ended December 31, 2022, GI recouped amounts from the Funds as follows:

Series D (World Equity Income Series)	$357
Series V (SMid Cap Value Series)	116

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2022, the following Funds waived fees related to investments in affiliated funds:

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$76,176
Series E (Total Return Bond Series)	30,978
Series J (StylePlus—Mid Growth Series)	8,401
Series N (Managed Asset Allocation Series)	2,555
Series X (StylePlus—Small Growth Series)	1,095
Series Y (StylePlus—Large Growth Series)	10,044

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$58,472,857	$255,841	$58,728,698
Series B (Large Cap Value Series)	4,798,469	18,054,554	22,853,023
Series D (World Equity Income Series)	20,247,249	6,913,025	27,160,274
Series E (Total Return Bond Series)	4,733,547	—	4,733,547
Series F (Floating Rate Strategies Series)	1,070,948	—	1,070,948
Series J (StylePlus—Mid Growth Series)	43,841,105	—	43,841,105
Series N (Managed Asset Allocation Series)	646,522	3,402,931	4,049,453
Series O (All Cap Value Series)	2,554,745	8,821,523	11,376,268
Series P (High Yield Series)	2,232,635	—	2,232,635
Series Q (Small Cap Value Series)	1,548,297	2,236,822	3,785,119
Series V (SMid Cap Value Series)	5,184,491	14,849,902	20,034,393
Series X (StylePlus—Small Growth Series)	8,871,970	80,941	8,952,911
Series Y (StylePlus—Large Growth Series)	10,472,266	—	10,472,266
Series Z (Alpha Opportunity Series)	15,376	—	15,376

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$26,897,830	$—	$26,897,830
Series B (Large Cap Value Series)	4,627,125	12,501	4,639,626
Series D (World Equity Income Series)	2,031,098	—	2,031,098
Series E (Total Return Bond Series)	5,202,765	2,465,765	7,668,530
Series F (Floating Rate Strategies Series)	1,106,221	—	1,106,221
Series J (StylePlus—Mid Growth Series)	27,828,628	1,704	27,830,332
Series N (Managed Asset Allocation Series)	900,457	2,575,357	3,475,814
Series O (All Cap Value Series)	1,808,620	523,822	2,332,442
Series P (High Yield Series)	2,204,042	—	2,204,042
Series Q (Small Cap Value Series)	557,150	—	557,150
Series V (SMid Cap Value Series)	3,140,125	—	3,140,125
Series X (StylePlus—Small Growth Series)	1,474,151	—	1,474,151
Series Y (StylePlus—Large Growth Series)	11,035,296	—	11,035,296
Series Z (Alpha Opportunity Series)	28,089	—	28,089

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2022 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Series A (StylePlus—Large Core Series)	$3,382,560	$—	$(3,989,881)	$(26,265,530)	$(26,872,851)
Series B (Large Cap Value Series)	4,407,354	18,825,451	39,755,408	—	62,988,213
Series D (World Equity Income Series)	2,905,783	—	1,014,509	(1,768,202)	2,152,090
Series E (Total Return Bond Series)	5,285,384	—	(23,365,015)	(6,517,877)	(24,597,508)
Series F (Floating Rate Strategies Series)	1,926,037	—	(2,481,330)	(4,108,322)	(4,663,615)
Series J (StylePlus—Mid Growth Series)	2,282,488	—	(2,185,770)	(48,635,995)	(48,539,277)
Series N (Managed Asset Allocation Series)	454,353	278,651	4,673,583	—	5,406,587
Series O (All Cap Value Series)	1,921,683	7,227,915	16,941,582	—	26,091,180
Series P (High Yield Series)	1,782,949	—	(5,433,179)	(8,770,500)	(12,420,730)
Series Q (Small Cap Value Series)	993,511	3,714,694	5,782,073	—	10,490,278
Series V (SMid Cap Value Series)	2,722,940	10,931,977	19,283,153	—	32,938,070
Series X (StylePlus—Small Growth Series)	360,089	—	(363,741)	(8,868,497)	(8,872,149)
Series Y (StylePlus—Large Growth Series)	586,728	—	(924,845)	(9,651,153)	(9,989,270)
Series Z (Alpha Opportunity Series)	6,021	—	129,399	(1,506,138)	(1,370,718)

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2022, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Series A (StylePlus—Large Core Series)	$(26,265,530)	$—	$(26,265,530)
Series D (World Equity Income Series)	(1,768,202)	—	(1,768,202)
Series E (Total Return Bond Series)	(3,541,456)	(2,892,209)	(6,433,665)
Series F (Floating Rate Strategies Series)	(646,378)	(3,461,944)	(4,108,322)
Series J (StylePlus—Mid Growth Series)	(47,715,485)	(920,510)	(48,635,995)
Series P (High Yield Series)	(228,457)	(8,542,043)	(8,770,500)
Series X (StylePlus—Small Growth Series)	(261,439)	(8,607,058)	(8,868,497)
Series Y (StylePlus—Large Growth Series)	(9,651,153)	—	(9,651,153)
Series Z (Alpha Opportunity Series)	(1,506,138)	—	(1,506,138)

For the year ended December 31, 2022, there were no capital loss carryforward amounts utilized.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, partnerships, and swap agreements, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, income accruals on certain investments, income recharacterization from certain investments, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of December 31, 2022 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Series B (Large Cap Value Series)	$2,663,805	$(2,663,805)
Series J (StylePlus—Mid Growth Series)	(1,440)	1,440
Series N (Managed Asset Allocation Series)	201,222	(201,222)
Series O (All Cap Value Series)	773,074	(773,074)
Series Q (Small Cap Value Series)	824,610	(824,610)
Series V (SMid Cap Value Series)	2,265,819	(2,265,819)
Series Z (Alpha Opportunity Series)	13	(13)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 191

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Series A (StylePlus—Large Core Series)	$201,328,533	$3,930,225	$(7,920,106)	$(3,989,881)
Series B (Large Cap Value Series)	172,575,654	47,099,788	(7,344,380)	39,755,408
Series D (World Equity Income Series)	111,946,438	8,726,668	(7,697,425)	1,029,243
Series E (Total Return Bond Series)	165,870,851	39,781	(23,404,060)	(23,364,279)
Series F (Floating Rate Strategies Series)	52,297,542	36,557	(2,511,989)	(2,475,432)
Series J (StylePlus—Mid Growth Series)	147,129,170	3,351,720	(5,537,490)	(2,185,770)
Series N (Managed Asset Allocation Series)	31,281,687	6,830,686	(2,157,106)	4,673,580
Series O (All Cap Value Series)	76,947,629	20,697,810	(3,756,228)	16,941,582
Series P (High Yield Series)	37,292,503	141,560	(5,573,606)	(5,432,046)
Series Q (Small Cap Value Series)	58,248,689	10,520,124	(4,738,051)	5,782,073
Series V (SMid Cap Value Series)	145,734,074	29,681,231	(10,398,078)	19,283,153
Series X (StylePlus—Small Growth Series)	24,648,045	756,211	(1,119,952)	(363,741)
Series Y (StylePlus—Large Growth Series)	37,948,972	808,793	(1,733,638)	(924,845)
Series Z (Alpha Opportunity Series)	3,542,817	309,145	(179,746)	129,399

Note 7 – Securities Transactions

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$135,655,418	$193,203,479
Series B (Large Cap Value Series)	54,475,827	70,900,395
Series D (World Equity Income Series)	169,119,475	176,869,162
Series E (Total Return Bond Series)	14,966,210	37,991,594
Series F (Floating Rate Strategies Series)	30,857,639	31,151,755
Series J (StylePlus—Mid Growth Series)	134,890,194	171,994,901
Series N (Managed Asset Allocation Series)	300,196	5,691,996
Series O (All Cap Value Series)	27,991,953	33,623,210
Series P (High Yield Series)	11,351,141	18,170,141
Series Q (Small Cap Value Series)	24,803,169	29,638,877
Series V (SMid Cap Value Series)	66,475,505	79,877,522
Series X (StylePlus—Small Growth Series)	19,527,496	29,701,800
Series Y (StylePlus—Large Growth Series)	27,575,088	42,666,562
Series Z (Alpha Opportunity Series)	10,865,558	11,260,264

For the year ended December 31, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$58,124,941	$49,878,257

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended December 31, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
Series E (Total Return Bond Series)	$—	$540,013	$(78,720)
Series P (High Yield Series)	281,688	2,299,422	(43,850)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2022. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2022, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series E (Total Return Bond Series)
	Higginbotham Insurance Agency, Inc.	11/25/26	$53,904	$1,569
	Lightning A	03/01/37	253,255	—
	Thunderbird A	03/01/37	249,909	—
			$557,068	$1,569
Series F (Floating Rate Strategies Series)
	Athenahealth Group, Inc.	02/15/29	54,348	5,415
	Dermatology Intermediate Holdings III, Inc.	04/02/29	4,212	116
	Osmosis Holdings Australia II Pty Ltd.	07/31/28	7,407	444
	TGP Holdings LLC	06/29/28	7,018	1,439
	VT TopCo, Inc.	08/01/25	15,613	520
			$88,598	$7,934
Series P (High Yield Series)
	Confluent Health LLC	11/30/28	5,731	879
	Osmosis Holdings Australia II Pty Ltd.	07/31/28	5,556	333
	TGP Holdings LLC	06/29/28	1,456	299
			$12,743	$1,511

THE GUGGENHEIM FUNDS ANNUAL REPORT | 193

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A INC, (WAC) due 01/20/21[1]	05/09/14	$—	$235
	FKRT
	2.21% due 11/30/58	09/24/21	749,997	719,910
	LSTAR Securities Investment Ltd.
	2021-1 5.92% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[2]	02/04/21	230,243	205,305
	LSTAR Securities Investment Ltd.
	2021-2 5.82% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[2]	03/17/21	174,797	171,819
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	499,996	481,300
			$1,655,033	$1,578,569
Series P (High Yield Series)
	Mirabela Nickel Ltd.
	due 06/24/19[3]	12/31/13	353,909	7,802
			$353,909	$7,802

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at December 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through September 30, 2022, at which time a new line of credit was entered into in the amount of $1,150,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statements of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended December 31, 2022.

Note 11 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

194 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended December 31, 2022, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2022	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	339	$—	$10,277,294	1.34%
Series P (High Yield Series)	365	238,240	705,126	(0.26%)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statement of Assets and Liabilites in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series P (High Yield Series)	Reverse Repurchase Agreements	$238,240	$—	$238,240	$(238,240)	$—	$—

As of December 31, 2022, Series P (High Yield Series) had $238,240, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate	Maturity Date	Face Value
Series P (High Yield Series)	Goldman Sachs & Co. LLC	2.25%*	Open Maturity	$238,240

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at December 31, 2022.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Asset Type	Continuous	Total
Series P (High Yield Series)	Corporate Bonds	$238,240	$238,240
Gross amount of recognized liabilities for reverse repurchase agreements		$238,240	$238,240

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 195

NOTES TO FINANCIAL STATEMENTS (concluded)

foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

196 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Variable Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Variable Funds Trust (the “Trust”) (comprising Series A (Style Plus—Large Core Series), Series B (Large Cap Value Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (Style Plus—Mid Growth Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (SMid Cap Value Series), Series X (Style Plus—Small Growth Series), Series Y (Style Plus—Large Growth Series) and Series Z (Alpha Opportunity Series) (collectively referred to as the “Funds”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Variable Funds Trust at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agent, paying agents, brokers; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 24, 2023

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2023, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2022.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2022, the following Funds had the corresponding percentages qualify for the dividends received deduction for corporations.

Fund	Dividend Received Deduction
Series A (StylePlus—Large Core Series)	1.07%
Series B (Large Cap Value Series)	91.11%
Series D (World Equity Income Series)	9.77%
Series E (Total Return Bond Series)	2.40%
Series F (Floating Rate Strategies Series)	1.90%
Series J (StylePlus—Mid Growth Series)	0.47%
Series N (Managed Asset Allocation Series)	18.59%
Series O (All Cap Value Series)	72.23%
Series P (High Yield Series)	1.98%
Series Q (Small Cap Value Series)	78.23%
Series V (SMid Cap Value Series)	53.98%
Series X (StylePlus—Small Growth Series)	0.71%
Series Y (StylePlus—Large Growth Series)	1.43%
Series Z (Alpha Opportunity Series)	100.00%

With respect to the taxable year ended December 31, 2022, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Series A (StylePlus—Large Core Series)	$255,841	$—
Series B (Large Cap Value Series)	18,054,554	2,663,805
Series D (World Equity Income Series)	6,913,025	—
Series N (Managed Asset Allocation Series)	3,402,931	201,222
Series O (All Cap Value Series)	8,821,523	773,074
Series Q (Small Cap Value Series)	2,236,822	824,610
Series V (SMid Cap Value Series)	14,849,902	2,265,819
Series X (StylePlus—Small Growth Series)	80,941	—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

198 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 201

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

202 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

204 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

206 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.      Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.      Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.      Principal Accountant Fees and Services.

(a)         Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021 were $345,583 and $335,517, respectively.

(b)         Audit-Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(c)        Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2022 and December 31, 2021 were $95,548 and $86,828, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(e)        Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter, attached hereto as Appendix B (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C hereto. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services as set forth in Appendix B under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.       the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.       the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.       such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $95,548 and $86,828, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.      Audit Committee of Listed Registrants.

Not applicable.

Item 6.      Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.      Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.    Controls and Procedures.

(a)        The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.    Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)     A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	March 6, 2023

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	March 6, 2023

*	Print the name and title of each signing officer under his or her signature.